UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21781

                          Pioneer Series Trust IV
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  July 31


Date of reporting period:  August 1, 2017 through July 31, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                                        Pioneer Classic
                                        Balanced Fund
--------------------------------------------------------------------------------
                                        Annual Report | July 31, 2018
--------------------------------------------------------------------------------

                                        Ticker Symbols:

                                        Class A     AOBLX
                                        Class C     PCBCX
                                        Class K     PCBKX
                                        Class R     CBPRX
                                        Class Y     AYBLX

                                        [LOGO]   Amundi Pioneer
                                                 ==============
                                               ASSET MANAGEMENT
                                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                     2

Portfolio Management Discussion                                        4

Portfolio Summary                                                     11

Prices and Distributions                                              12

Performance Update                                                    13

Comparing Ongoing Fund Expenses                                       18

Schedule of Investments                                               20

Financial Statements                                                  50

Notes to Financial Statements                                         59

Report of Independent Registered Public Accounting Firm               72

Additional Information                                                74

Trustees, Officers and Service Providers                              76

                       Pioneer Classic Balanced Fund | Annual Report | 7/31/18 1

President's Letter

Over the first half of 2018, the U.S. stock market, as measured by the Standard& Poor's 500 Index (the S&P 500), has returned 2.65%, while bond markets, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, have been negative, returning -1.62%. While the markets have delivered somewhat mixed and tepid returns, we have observed the U.S. Federal Reserve System (the
Fed) continuing to tighten monetary policy by increasing interest rates in both March and June, and moving forward with the tapering of its balance sheet, a process which began in October 2017. The Fed also signaled the potential for two additional rate hikes before the end of this year, given robust economic growth and the potential for rising inflation.

Although domestic equities gained ground during the first six months of the year, the investment backdrop proved more challenging compared to the favorable conditions of the past two years. On the positive side, stocks continued to benefit from the underpinnings of robust domestic economic growth, lower tax rates, and rising corporate earnings. At the same time, however, day-to-day market volatility began to pick up in response to worries about rising interest rates and uncertainty regarding U.S. trade policy. In fact, while the S&P 500 Index was positive for the first half of the year, the majority of its gain occurred in January, as stocks suffered a steep sell-off in early February and spent the rest of the six months ended June 30, 2018, regaining lost ground.

Across the fixed-income space, rising interest rates have helped drive down returns of most asset classes, though the floating-rate sector, which includes bank loans, has fared well in the rising-rate environment. In addition, structured sectors, such as asset-backed securities (ABS) and mortgage-backed securities (MBS), have generally outperformed Treasuries. Agency MBS, in particular, have performed well as the housing market has continued to show strength, despite rising interest rates and rising home prices.

Although we have experienced an increase in volatility in the equity markets, looking ahead, we have not changed our outlook and still have a constructive view of U.S. stocks, especially given other investment alternatives. Economic growth continues to improve and overall equity valuations -- while elevated in the growth segment of the market -- in our view, are not excessive. In addition, U.S. gross domestic product (GDP) growth remains strong, coming in at above 2% for the first quarter of 2018, with projections of a continued, if not increasing growth rate for the second quarter.

2 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

In fixed income, we believe that attractive investment opportunities still exist, even with interest rates on the rise. In general, our core fixed-income portfolios remain underweight to nominal U.S. Treasuries, which are sensitive to the rising-rate environment. We have, however, allocated assets to Treasury inflation-protected securities, or TIPS, which are indexed to inflation in order to protect against its negative effects. In addition, we believe investors should be selective when investing in the investment-grade bond sector, as the use of leverage by corporations to fund mergers and acquisitions as well as stock buybacks and dividend increases has risen significantly. We continue to see more attractive valuations within structured investment vehicles, such as residential MBS, as fundamentals within the U.S. housing market are solid and U.S. consumer sentiment remains positive.

We believe this year's market fluctuations have served to remind investors of the importance of active management. Since 1928, active management has been the foundation of Amundi Pioneer's investment approach. We believe active management is especially important during periods of volatility, and that our shareowners can benefit from the experience and tenure of our investment teams, who work collaboratively to make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
July 31, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                       Pioneer Classic Balanced Fund | Annual Report | 7/31/18 3

Portfolio Management Discussion | 7/31/18

In the following interview, Walter Hunnewell, Jr. and Brad Komenda discuss the factors that affected the performance of Pioneer Classic Balanced Fund during the 12-month period ended July 31, 2018. Mr. Hunnewell, a vice president and portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), Mr. Komenda, Deputy Director of Investment-Grade Corporates and a senior vice president at Amundi Pioneer, and Lawrence Zeno*, a vice president and portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q     How did the Fund perform during the 12-month period ended July 31, 2018?

A Pioneer Classic Balanced Fund's Class A shares returned 9.33% at net asset value during the 12-month period ended July 31, 2018, while the Fund's benchmarks, the Standard & Poor's 500 Index (the S&P 500) and the Bloomberg Barclays U.S. Government/Credit Bond Index, returned 16.24% and -0.97%, respectively. During the same period, the average return of the 766 mutual funds in Morningstar's 50% to 70% Equity Allocation Funds category was 7.08%.

Q How would you describe the environment in the domestic equity and bond markets during the 12-month period ended July 31, 2018?

A Entering the period, market sentiment for riskier investments was buoyed by continued improvement in the domestic economy. Conditions overseas were likewise strong, and U.S. corporate profits continued to soar against a backdrop of globally synchronized economic growth. With the U.S. unemployment rate on the verge of falling below 4%, companies were experiencing a shortage of skilled labor and voluntary worker departures were on the rise, raising hopes that meaningful wage increases would be forthcoming. The developments were reflected in consumer confidence surveys, which hovered at historically strong levels in late 2017.

      On the policy front, in October of 2017 the Federal Reserve (the Fed) began tapering its reinvestment of maturing principal into the agency debt and mortgage-backed security (MBS) markets. The plan to taper the Fed's balance sheet had been well communicated in advance, and so the actual implementation caused little stir with respect to long-term interest rates. Similarly, the Fed's December 2017 increase in the federal funds rate, its benchmark overnight lending rate, was well absorbed by the markets.

      As 2017 drew to a close, Congress passed a tax bill that lowered the statutory corporate tax rate from 35% to 21%, permitted a one-time repatriation of corporate cash at a favorable tax rate, and expanded the

*     Mr. Zeno became a portfolio manager of the Fund effective June 8, 2018.


4 Pioneer Classic Balanced Fund | Annual Report | 7/31/18 ability of companies to expense capital investment. The bill's provisions were viewed by investors as likely to further boost economic growth, corporate profits, and credit-market fundamentals.

      Markets started 2018 on a positive note, with solid performance driven in part by upgraded corporate earnings estimates based on the recent tax cuts as well as strong economic activity. However, stocks plummeted in early February as a strong January employment report raised inflation expectations and drove long-term Treasury yields higher, with the closely watched 10-year Treasury bond yield threatening to hit 3%. Stocks would recover much of the lost ground before dipping again in March, as the White House announced tariffs on aluminum and steel and ratcheted up trade rhetoric, while revelations about Facebook's handling of user data resulted in calls by some for increased regulation of technology companies.

      The broad stock indices would eventually retrace their highs attained in the immediate wake of tax reform, as the market generally trended upward over the last four months of the 12-month period, supported by the continued economic expansion. In June, the Fed raised the federal funds rate for the second time in 2018, and projected a total of four increases for the calendar year rather than three. Trade tensions continued to put something of a ceiling on investor sentiment, however, as after months of harsh rhetoric, July saw the U.S. and China unveil matching plans for tariffs totaling in the billions. Stocks also faced a headwind from higher bond yields, as the early 2018 upward shift in the Treasury yield curve was sustained through the end of July.

      For the full period, it was clearly more beneficial to invest in equities than fixed income, as the S&P 500 returned more than 9%, while both the Bloomberg Barclays U.S. Aggregate Bond Index and the Fund's fixed-income benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index (the Bloomberg Barclays Index), finished the full year in negative territory.

Q What were the principal factors driving the Fund's benchmark-relative performance during the 12-month period ended July 31, 2018?

A When investing in equities, our strategy seeks to give the Fund exposure to stocks that we believe have the potential for significant capital appreciation, while also generating an overall portfolio gross dividend yield** above that of the overall market. The Fund's equity allocation began the 12-month period at roughly 61% of invested assets, and ended the period at roughly 62%.

      As gauged by the S&P 500, the strongest-performing sectors within the equity market for the period were information technology, consumer discretionary, and energy, while the biggest laggards were telecommunication services, consumer staples, utilities, and real estate. In aggregate, the portfolio's sector allocations contributed positively to the

**    Dividends are not guaranteed.


                       Pioneer Classic Balanced Fund | Annual Report | 7/31/18 5

      Fund's benchmark-relative performance. In particular, an overweight to information technology and underweights to utilities and consumer staples aided relative returns. On the downside, an overweight to financials and an underweight to health care were the biggest detractors from the Fund's benchmark-relative performance.

      Stock selection results were mixed, but positive overall relative to the benchmark, led by the Fund's holdings in industrials and health care. Selection results in consumer discretionary and information technology detracted from relative returns. Our value-oriented, dividend-focused strategy acted as a constraint on stock selection results during the period, as the approach precluded taking Fund positions in several of the technology stocks that significantly outperformed the broad equity market over the 12-month period.

      With regard to individual equity positions, the most significant positive contributors to the Fund's benchmark-relative performance over the period included exposures to Microsoft and Cisco Systems within information technology, a lack of exposure to General Electric, and a position in animal health company Zoetis. Shares of Microsoft rose over the period due to a strong push from its Azure cloud product, as companies began adopting hybrid cloud strategies, under which some technology infrastructure, applications, or data are maintained on their own premises. Cisco Systems has been benefiting from the continuing build-out of computer and communications network infrastructures, with Cisco's subscription-based and security offerings attracting notable interest. Shares of General Electric, which the Fund did not own, slumped over the 12 months as the market reacted negatively to management's inability to meet expectations for enhanced transparency of results in the wake of previous efforts to tighten the company's industrial focus by shedding its financial services-related assets. Finally, market sentiment with respect to Zoetis was boosted during the period by strong uptake in the company's health products for both pets and livestock.

      On the downside, the Fund's lack of exposure to Amazon was the primary detractor from benchmark-relative returns, followed by underperforming portfolio positions in Cedar Fair, eBay, and Comcast. As noted earlier, our value-oriented investment strategy precluded investing in several strong-performing stocks, including Amazon; consequently, the Fund did not participate in the exceptional performance of the online retailer's shares over the 12-month period. Shares of Cedar Fair, which owns and operates major regional amusement parks, underperformed due to adverse weather conditions providing a short-term headwind to attendance at many of its parks. A significant Fund position in e-commerce firm eBay also detracted from benchmark-relative performance as the company struggled to maintain the positive operational momentum it achieved in 2017. We trimmed the Fund's eBay position on risk concerns, but we believe that the shares remain attractively valued at current levels. Finally, the Fund's

6 Pioneer Classic Balanced Fund | Annual Report | 7/31/18 position in Comcast, the major cable TV provider that also owns NBC Universal, was a disappointing investment for the period, as management chose to pursue an overpriced acquisition instead of raising the company's dividend or pursuing share buybacks, as we envisioned.

      As for the Fund's fixed-income investments, the Fund's positioning with respect to interest rates was a positive contributor to benchmark-relative performance during the 12-month period. In particular, the Fund was underweight versus the Bloomberg Barclays Index to the two-to-five-year maturity range along the yield curve, where prices were negatively affected by the Fed's rate increases. Meanwhile, the Fund's stance with respect to overall portfolio duration was essentially a neutral factor in relative performance for the full period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

      Another positive contributor to relative returns was the Fund's underweight to U.S. Treasuries, as rising interest rates eroded Treasury prices over the period.

      The Fund maintains a modest, strategic exposure to insurance-linked securities (ILS), including so-called catastrophe bonds, which are sponsored by insurance companies looking to transfer some of the risk of claims payouts following a natural disaster. We believe ILS can offer the Fund a valuable source of diversification*** and incremental income, and the Fund's exposure to ILS contributed positively to benchmark-relative performance over the period, despite some volatility in the ILS market late in 2017, driven by a severe Atlantic hurricane season, an earthquake in Mexico, and fires in California. In addition, a non-benchmark position in Treasury inflation-protected securities (TIPS) contributed slightly to the Fund's relative returns, as TIPS outperformed nominal Treasuries on the back of increased inflation expectations. An overweight allocation to securitized assets, most notably commercial mortgage-backed securities
      (CMBS) and asset-backed securities (ABS), also contributed positively to the Fund's benchmark-relative performance over the 12 months.

      Within the Fund's allocation to investment-grade corporate bonds, the portfolio's tilt toward financials, particularly exposure to the less-senior debt of large banks in the U.S. and core (developed) Europe, modestly aided relative results. We view the Fund's bank-debt holdings as representing good value, given the risk-management measures in place across the banking segment. We increased the Fund's allocation to banks late in the period, taking advantage of some weakness.

      Security selection within fixed income, in aggregate, also contributed positively to the Fund's performance. In particular, the Fund held 30-year pass-through MBS, with a focus on conventional Fannie Mae and Freddie

***   Diversification does not assure a profit nor protect against loss.


                       Pioneer Classic Balanced Fund | Annual Report | 7/31/18 7

      Mac securities over Ginnie Mae's, and that positioning aided performance. An underweight to 15-year pass-through MBS relative to 30-year issues also contributed. Finally, among investment-grade corporates, selection results were positive for the Fund in both the industrial and financial sectors.

Q Did the Fund invest in any derivative securities during the 12-month period ended July 31, 2018? If so, did the derivatives have an effect on the Fund's benchmark-relative performance?

A Yes, we invested the Fund in Treasury futures as part of our strategy to maintain a shorter portfolio duration than the Bloomberg Barclays Index. The strategy helped the Fund's relative performance during the period. In addition, the Fund had an allocation to credit default swaps, which we used to hedge the portfolio's exposure to the high-yield sector. The swaps had a modest, negative impact on the Fund's relative performance, as credit spreads tightened. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

      We did not invest the Fund in any equity-related derivatives over the 12-month period.

Q Did the Fund's yield, or distributions to shareholders, change during the 12-month period ended July 31, 2018?

A The Fund's quarterly distribution remained relatively consistent throughout the full fiscal year ended July 31, 2018. Higher market interest rates helped support the income generated from the portfolio's bond investments. Even though we continued to emphasize equities over fixed-income investments during the 12 months, our focus on holding equities with the potential to generate an above-market dividend yield also helped support the Fund's distribution. At the end of the Fund's fiscal year, for example, the gross dividend yield on the Fund's equity investments was approximately 2.4%, versus 1.8% for the S&P 500 Index.

Q     What is your investment outlook?

A At the end of July 2018, approximately 62% of the Fund's assets were invested in equities, with the remainder in fixed income (including cash). We continue to be optimistic with respect to the trajectory of the U.S. economy. Reduced corporate tax rates and lighter regulations have unleashed a strong economic response. While inflationary pressures are building and need to be watched, other forces have the potential to work against inflation. We are monitoring the consumer economy with some concern, as we would ordinarily expect to see greater strength with such low unemployment numbers, low consumer interest rates, and the generally strong overall economy. We believe health care costs may be one factor behind the lagging consumer.

8 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

      While it appears the economy could avoid recession for another couple of years, a host of geopolitical risks have the potential to disrupt the outlook. Certainly, wide implementation of trade tariffs has the potential to stifle economic growth and raise inflation. In addition, given that equity valuations are somewhat extended in general, disappointing corporate profit growth could be met with a severe market reaction.

      At period-end, the largest overweight versus the S&P 500 among the Fund's equity holdings was in consumer discretionary, followed by industrials, energy, and financials. The largest equity underweight was in health care, followed by utilities and consumer staples. We have continued to find attractive investment opportunities in the consumer discretionary and industrials sectors, where we believe companies should benefit from the continuing U.S. economic expansion. Energy stocks also appear attractive in an environment featuring a healthy global economic expansion and constrained growth in new energy supply. While the portfolio is overweight to the financials sector, we are currently hesitant to further increase the Fund's allocation to stocks of businesses that may disproportionately benefit from rising interest rates, reflecting our concern that economic growth could fail to meet expectations.

      In fixed income, we have been reducing the Fund's exposure to credit risk for some time given a generally tight spread environment. While credit markets remain well supported by strong fundamentals and a favorable outlook for gross domestic product, we believe corporate bonds face greater downside risk should market volatility increase due to unexpected changes in central-bank policies or a slowdown in global growth. In particular, we have been reducing the Fund's exposure to investment-grade corporate issues in the "BBB" quality range, where the use of leverage to finance mergers and acquisitions, share repurchases, and dividend increases has eroded credit quality. As noted earlier, however, the Fund remains overweight to the corporate debt of banks, and to energy, where spreads appear relatively attractive despite the recent strengthening in oil prices.

      In our view, there is a risk of the Fed's falling behind the curve on controlling inflation, as the growth rate of the U.S. economy is strong and has been boosted even further by the recent tax cuts. Meanwhile, there is mounting, upward pressure on wages in the current low-unemployment environment. Should the Fed feel pressured to play catch-up on hiking rates, more credit-sensitive areas of the market, such as corporate bonds, would be adversely affected. As a result, we have increased the Fund's exposure to structured securities at the expense of corporates. In particular, we have sought to add non-agency MBS, ABS, and CMBS to the portfolio, as we view those market segments as featuring favorable risk/return profiles, given our outlook for continued low default rates. The Fund also holds positions in long-duration TIPS and floating-rate bank loans to help protect the portfolio should inflation exceed expectations.


                       Pioneer Classic Balanced Fund | Annual Report | 7/31/18 9

      Finally, the Fund is positioned for the Treasury curve to flatten, with relatively light exposure to the front (shorter) end of the curve. We believe that interest rates, overall, are on an upward path, and so the portfolio continues to have a short-duration stance relative to the Bloomberg Barclays Index.

Please refer to the Schedule of Investments on pages 20-49 for a full listing of Fund Securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Fund generally excludes corporate issuers that do not meet or exceed minimum ESG standards. Excluding specific issuers limits the universe of investments available to the Fund, which may mean forgoing some investment opportunities available to funds without similar ESG standards.

At times, the Fund's investments may represent industries or sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

Portfolio Summary | 7/31/18

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investments)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Common Stocks                                                              62.5%
Corporate Bonds                                                            13.9%
U.S. Government and Agency Obligations                                     13.1%
Collateralized Mortgage Obligations                                         5.9%
Senior Secured Floating Rate Loan Interests                                 1.7%
Asset Backed Securities                                                     1.4%
Municipal Bonds                                                             0.8%
Affiliated Closed-End Fund(l)                                               0.4%
Convertible Preferred Stocks                                                0.2%
Foreign Government Bonds                                                    0.1%

* Includes investments in Insurance-Linked Securities totaling 1.5% of total investments.

(l) Pioneer ILS Interval Fund is an affiliated fund managed by Amundi Pioneer Asset Management, Inc., (the "Adviser").

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 23.9%
Information Technology                                                     17.2%
Government                                                                 12.1%
Consumer Discretionary                                                     10.9%
Industrials                                                                 8.8%
Health Care                                                                 7.9%
Energy                                                                      7.2%
Consumer Staples                                                            3.7%
Materials                                                                   2.6%
Real Estate                                                                 2.3%
Utilities                                                                   2.0%
Telecommunication Services                                                  1.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)**

 1. Alphabet, Inc., Class A                                                3.74%
--------------------------------------------------------------------------------
 2. Microsoft Corp.                                                        3.73
--------------------------------------------------------------------------------
 3. Bank of America Corp.                                                  2.81
--------------------------------------------------------------------------------
 4. Cisco Systems, Inc.                                                    2.68
--------------------------------------------------------------------------------
 5. Home Depot, Inc.                                                       2.22
--------------------------------------------------------------------------------
 6. Zoetis, Inc., Class A                                                  2.01
--------------------------------------------------------------------------------
 7. JPMorgan Chase & Co.                                                   1.85
--------------------------------------------------------------------------------
 8. CME Group, Inc., Class A                                               1.84
--------------------------------------------------------------------------------
 9. Gilead Sciences, Inc.                                                  1.65
--------------------------------------------------------------------------------
10. Occidental Petroleum Corp.                                             1.44
--------------------------------------------------------------------------------

** Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 11

Prices and Distributions | 7/31/18

Net Asset Value per Share
--------------------------------------------------------------------------------

---------------------------------------
    Class      7/31/18       7/31/17
---------------------------------------
     A          $9.64         $9.65
---------------------------------------
     C          $9.57         $9.58
---------------------------------------
     K          $9.63         $9.65
---------------------------------------
     R          $9.64         $9.64
---------------------------------------
     Y          $9.71         $9.71
---------------------------------------

Distributions per Share: 8/1/17-7/31/18
--------------------------------------------------------------------------------

----------------------------------------------------------------
              Net Investment      Short-Term        Long-Term
    Class        Income          Capital Gains     Capital Gains
----------------------------------------------------------------
     A          $0.1715            $0.2026           $0.5036
----------------------------------------------------------------
     C          $0.1032            $0.2026           $0.5036
----------------------------------------------------------------
     K          $0.2095            $0.2026           $0.5036
----------------------------------------------------------------
     R          $0.1468            $0.2026           $0.5036
----------------------------------------------------------------
     Y          $0.1967            $0.2026           $0.5036
----------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. The Bloomberg Barclays U.S. Government/ Credit Bond Index is unmanaged and measures the performance of debt obligations of the U.S. government agencies and investment-grade domestic corporate debt. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 13-17.

12 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

Performance Update | 7/31/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Classic Balanced Fund at public offering price during the periods shown, compared to that of the Standard & Poor's 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2018)
---------------------------------------------------------------
                                    Bloomberg
                                    Barclays
                                    U.S. Govern-
            Net        Public       ment/            Standard
            Asset      Offering     Credit           & Poor's
            Value      Price        Bond             500
Period      (NAV)      (POP)        Index            Index
---------------------------------------------------------------
10 years    7.72%      7.23%         3.78%           10.67%
5 years     7.84       6.85          2.26            13.12
1 year      9.33       4.41         -0.97            16.24
---------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2017)
---------------------------------------------------------------
               Gross       Net
---------------------------------------------------------------
               1.32%       1.29%
---------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                    Bloomberg Barclays
            Pioneer Classic         U.S. Government/Credit      S&P 500
            Balanced Fund           Bond Index                  Index
7/08        $ 9,550                 $10,000                     $10,000
7/09        $ 9,077                 $10,714                     $ 8,004
7/10        $ 9,992                 $11,672                     $ 9,111
7/11        $11,497                 $12,200                     $10,902
7/12        $11,958                 $13,230                     $11,897
7/13        $13,777                 $12,966                     $14,872
7/14        $15,655                 $13,476                     $17,391
7/15        $16,723                 $13,819                     $19,340
7/16        $16,870                 $14,755                     $20,426
7/17        $18,378                 $14,639                     $23,702
7/18        $20,093                 $14,497                     $27,551

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of the maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2019, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for more recent expense ratios.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 13

Performance Update | 7/31/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2018)
----------------------------------------------------------------
                                    Bloomberg
                                    Barclays
                                    U.S. Govern-
                                    ment/            Standard
                                    Credit           & Poor's
              If         If Re-     Bond             500
Period        Held       deemed     Index            Index
----------------------------------------------------------------
10 years      6.86%      6.86%       3.78%           10.67%
5 years       7.02       7.02        2.26            13.12
1 year        8.63       8.63       -0.97            16.24
----------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2017)
----------------------------------------------------------------
                Gross
----------------------------------------------------------------
                2.04%
----------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                    Bloomberg Barclays
            Pioneer Classic         U.S. Government/Credit      S&P 500
            Balanced Fund           Bond Index                  Index
7/08        $10,000                 $10,000                     $10,000
7/09        $ 9,421                 $10,714                     $ 8,004
7/10        $10,290                 $11,672                     $ 9,111
7/11        $11,730                 $12,200                     $10,902
7/12        $12,096                 $13,230                     $11,897
7/13        $13,831                 $12,966                     $14,872
7/14        $15,575                 $13,476                     $17,391
7/15        $16,531                 $13,819                     $19,340
7/16        $16,537                 $14,755                     $20,426
7/17        $17,876                 $14,639                     $23,702
7/18        $19,419                 $14,497                     $27,551

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for more recent expense ratios.

14 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

Performance Update | 7/31/18                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2018)
--------------------------------------------------------
                            Bloomberg
                            Barclays
                            U.S. Govern-
                Net         ment/            Standard
                Asset       Credit           & Poor's
                Value       Bond             500
Period          (NAV)       Index            Index
--------------------------------------------------------
10 years        7.80%        3.78%           10.67%
5 years         7.99         2.26            13.12
1 year          9.66        -0.97            16.24
--------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2017)
--------------------------------------------------------
                Gross
--------------------------------------------------------
                0.98%
--------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                    Bloomberg Barclays
            Pioneer Classic         U.S. Government/Credit      S&P 500
            Balanced Fund           Bond Index                  Index
7/08        $ 5,000,000             $5,000,000                  $ 5,000,000
7/09        $ 4,752,375             $5,356,927                  $ 4,001,977
7/10        $ 5,231,192             $5,836,048                  $ 4,555,720
7/11        $ 6,019,418             $6,100,090                  $ 5,450,967
7/12        $ 6,260,547             $6,615,243                  $ 5,948,734
7/13        $ 7,213,002             $6,483,232                  $ 7,435,773
7/14        $ 8,196,120             $6,737,837                  $ 8,695,403
7/15        $ 8,755,612             $6,909,316                  $ 9,669,902
7/16        $ 8,831,736             $7,377,437                  $10,212,767
7/17        $ 9,658,773             $7,319,251                  $11,851,103
7/18        $10,592,143             $7,248,609                  $13,775,742

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 1, 2015, would have been higher than the performance shown. For the period beginning December 1, 2015, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for more recent expense ratios.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 15

Performance Update | 7/31/18                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2018)
--------------------------------------------------------
                             Bloomberg
                             Barclays
                             U.S. Govern-
                 Net         ment/            Standard
                 Asset       Credit           & Poor's
                 Value       Bond             500
Period           (NAV)       Index            Index
--------------------------------------------------------
10 years         7.67%        3.78%           10.67%
5 years          7.73         2.26            13.12
1 year           9.17        -0.97            16.24
--------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2017)
--------------------------------------------------------
               Gross      Net
--------------------------------------------------------
               1.69%      1.43%
--------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                    Bloomberg Barclays
            Pioneer Classic         U.S. Government/Credit      S&P 500
            Balanced Fund           Bond Index                  Index
7/08        $10,000                 $10,000                     $10,000
7/09        $9,505                  $10,714                     $ 8,004
7/10        $10,462                 $11,672                     $ 9,111
7/11        $12,039                 $12,200                     $10,902
7/12        $12,521                 $13,230                     $11,897
7/13        $14,426                 $12,966                     $14,872
7/14        $16,392                 $13,476                     $17,391
7/15        $17,511                 $13,819                     $19,340
7/16        $17,628                 $14,755                     $20,426
7/17        $19,176                 $14,639                     $23,702
7/18        $20,935                 $14,497                     $27,551

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected.
Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2019, for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for more recent expense ratios.

16 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

Performance Update | 7/31/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2018)
--------------------------------------------------------
                            Bloomberg
                            Barclays
                            U.S. Govern-
                Net         ment/            Standard
                Asset       Credit           & Poor's
                Value       Bond             500
Period          (NAV)       Index            Index
--------------------------------------------------------
10 years        8.04%        3.78%           10.67%
5 years         8.08         2.26            13.12
1 year          9.67        -0.97            16.24
--------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2017)
--------------------------------------------------------
                Gross
--------------------------------------------------------
                1.08%
--------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                    Bloomberg Barclays
            Pioneer Classic         U.S. Government/Credit      S&P 500
            Balanced Fund           Bond Index                  Index
7/08        $ 5,000,000             $5,000,000                  $ 5,000,000
7/09        $ 4,768,844             $5,356,927                  $ 4,001,977
7/10        $ 5,273,408             $5,836,048                  $ 4,555,720
7/11        $ 6,079,992             $6,100,090                  $ 5,450,967
7/12        $ 6,347,675             $6,615,243                  $ 5,948,734
7/13        $ 7,345,110             $6,483,232                  $ 7,435,773
7/14        $ 8,356,688             $6,737,837                  $ 8,695,403
7/15        $ 8,956,188             $6,909,316                  $ 9,669,902
7/16        $ 9,041,344             $7,377,437                  $10,212,767
7/17        $ 9,878,366             $7,319,251                  $11,851,103
7/18        $10,833,793             $7,248,609                  $13,775,742

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for more recent expense ratios.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on actual returns from February 1, 2018 through July 31, 2018.

------------------------------------------------------------------------------------------------
Share Class                 A              C              K              R             Y
------------------------------------------------------------------------------------------------
Beginning Account           $1,000.00      $1,000.00      $1,000.00      $1,000.00     $1,000.00
Value on 2/1/18
------------------------------------------------------------------------------------------------
Ending Account                $994.99        $991.87        $996.09        $993.99       $997.18
Value (after expenses)
on 7/31/18
------------------------------------------------------------------------------------------------
Expenses Paid                   $5.74          $9.38          $4.21          $6.43         $4.61
During Period*
------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.16%, 1.90%, 0.85%, 1.30%, and 0.93% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period)


18 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2018 through July 31, 2018.

-----------------------------------------------------------------------------------------------
Share Class                   A             C             K             R             Y
-----------------------------------------------------------------------------------------------
Beginning Account             $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 2/1/18
-----------------------------------------------------------------------------------------------
Ending Account                $1,019.04     $1,015.37     $1,020.58     $1,018.35     $1,020.18
Value (after expenses)
on 7/31/18
-----------------------------------------------------------------------------------------------
Expenses Paid                     $5.81         $9.49         $4.26         $6.51         $4.66
During Period*
-----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.16%, 1.90%, 0.85%, 1.30%, and 0.93% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period)


                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 19

Schedule of Investments | 7/31/18

------------------------------------------------------------------------------------------------------
Shares                                                                                    Value
------------------------------------------------------------------------------------------------------
                           UNAFFILIATED ISSUERS -- 99.8%
                           COMMON STOCKS -- 62.6% of Net Assets
                           AUTOMOBILES & COMPONENTS -- 0.1%
                           Auto Parts & Equipment -- 0.1%
        3,403              Adient Plc                                                     $    162,085
                                                                                          ------------
                           Total Automobiles & Components                                 $    162,085
------------------------------------------------------------------------------------------------------
                           BANKS -- 5.4%
                           Diversified Banks -- 4.7%
      247,737              Bank of America Corp.                                          $  7,650,118
       43,808              JPMorgan Chase & Co.                                              5,035,730
                                                                                          ------------
                                                                                          $ 12,685,848
------------------------------------------------------------------------------------------------------
                           Regional Banks -- 0.7%
      125,629              Huntington Bancshares, Inc.                                    $  1,939,712
                                                                                          ------------
                           Total Banks                                                    $ 14,625,560
------------------------------------------------------------------------------------------------------
                           CAPITAL GOODS -- 6.0%
                           Aerospace & Defense -- 1.2%
       24,409              BAE Systems Plc (A.D.R.)                                       $    848,701
       11,676              Raytheon Co.                                                      2,312,198
                                                                                          ------------
                                                                                          $  3,160,899
------------------------------------------------------------------------------------------------------
                           Building Products -- 0.7%
       46,389              Masco Corp.                                                    $  1,870,868
------------------------------------------------------------------------------------------------------
                           Construction Machinery & Heavy Trucks -- 0.3%
       27,220              Komatsu, Ltd. (A.D.R.)                                         $    802,990
------------------------------------------------------------------------------------------------------
                           Electrical Components & Equipment -- 0.4%
       16,501              Emerson Electric Co.                                           $  1,192,692
------------------------------------------------------------------------------------------------------
                           Industrial Conglomerates -- 2.2%
       21,598              Carlisle Cos., Inc.                                            $  2,653,098
       21,124              Honeywell International, Inc.                                     3,372,447
                                                                                          ------------
                                                                                          $  6,025,545
------------------------------------------------------------------------------------------------------
                           Industrial Machinery -- 0.8%
        7,193              Snap-on, Inc.                                                  $  1,219,861
       20,268              Timken Co.                                                          998,199
                                                                                          ------------
                                                                                          $  2,218,060
------------------------------------------------------------------------------------------------------
                           Trading Companies & Distributors -- 0.4%
        7,848(a)           United Rentals, Inc.                                           $  1,167,783
                                                                                          ------------
                           Total Capital Goods                                            $ 16,438,837
------------------------------------------------------------------------------------------------------
                           COMMERCIAL SERVICES & SUPPLIES -- 1.4%
                           Diversified Support Services -- 1.4%
       64,154              KAR Auction Services, Inc.                                     $  3,813,955
                                                                                          ------------
                           Total Commercial Services & Supplies                           $  3,813,955
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

------------------------------------------------------------------------------------------------------
Shares                                                                                    Value
------------------------------------------------------------------------------------------------------
                           CONSUMER DURABLES & APPAREL -- 0.8%
                           Apparel, Accessories & Luxury Goods -- 0.6%
       15,808              Carter's, Inc.                                                 $  1,657,153
------------------------------------------------------------------------------------------------------
                           Leisure Products -- 0.2%
        3,971              Hasbro, Inc.                                                   $    395,551
                                                                                          ------------
                           Total Consumer Durables & Apparel                              $  2,052,704
------------------------------------------------------------------------------------------------------
                           CONSUMER SERVICES -- 2.8%
                           Leisure Facilities -- 0.9%
       42,600              Cedar Fair LP                                                  $  2,434,164
------------------------------------------------------------------------------------------------------
                           Restaurants -- 1.9%
        4,144(a)           Chipotle Mexican Grill, Inc., Class A                          $  1,797,087
       20,615              McDonald's Corp.                                                  3,247,687
                                                                                          ------------
                                                                                          $  5,044,774
                                                                                          ------------
                           Total Consumer Services                                        $  7,478,938
------------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 3.5%
                           Asset Management & Custody Banks -- 0.5%
       12,283              T.Rowe Price Group, Inc.                                       $  1,462,660
------------------------------------------------------------------------------------------------------
                           Consumer Finance -- 0.8%
       31,148              Discover Financial Services                                    $  2,224,279
------------------------------------------------------------------------------------------------------
                           Financial Exchanges & Data -- 1.9%
       31,485              CME Group, Inc., Class A                                       $  5,009,893
------------------------------------------------------------------------------------------------------
                           Investment Banking & Brokerage -- 0.3%
        9,583              Raymond James Financial, Inc.                                  $    877,707
                                                                                          ------------
                           Total Diversified Financials                                   $  9,574,539
------------------------------------------------------------------------------------------------------
                           ENERGY -- 5.2%
                           Integrated Oil & Gas -- 2.7%
       27,706              Chevron Corp.                                                  $  3,498,437
       46,671              Occidental Petroleum Corp.                                        3,917,097
                                                                                          ------------
                                                                                          $  7,415,534
------------------------------------------------------------------------------------------------------
                           Oil & Gas Refining & Marketing -- 0.9%
       14,329              Delek US Holdings, Inc.                                        $    764,022
       12,321              Phillips 66                                                       1,519,672
                                                                                          ------------
                                                                                          $  2,283,694
------------------------------------------------------------------------------------------------------
                           Oil & Gas Storage & Transportation -- 1.6%
       36,375              Enbridge, Inc.                                                 $  1,288,766
       60,482              Targa Resources Corp.                                             3,088,816
                                                                                          ------------
                                                                                          $  4,377,582
                                                                                          ------------
                           Total Energy                                                   $ 14,076,810
------------------------------------------------------------------------------------------------------
                           FOOD, BEVERAGE & TOBACCO -- 1.6%
                           Packaged Foods & Meats -- 0.3%
       10,392              Hershey Co.                                                    $  1,020,598
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 21

------------------------------------------------------------------------------------------------------
Shares                                                                                    Value
------------------------------------------------------------------------------------------------------
                           Soft Drinks -- 1.3%
       30,194              PepsiCo., Inc.                                                 $  3,472,310
                                                                                          ------------
                           Total Food, Beverage & Tobacco                                 $  4,492,908
------------------------------------------------------------------------------------------------------
                           HEALTH CARE EQUIPMENT & SERVICES -- 2.0%
                           Health Care Equipment -- 1.5%
       26,501              Abbott Laboratories                                            $  1,736,875
        9,270              Becton Dickinson and Co.                                          2,320,930
                                                                                          ------------
                                                                                          $  4,057,805
------------------------------------------------------------------------------------------------------
                           Health Care Supplies -- 0.5%
        5,037              Cooper Cos., Inc.                                              $  1,312,139
                                                                                          ------------
                           Total Health Care Equipment & Services                         $  5,369,944
------------------------------------------------------------------------------------------------------
                           HOUSEHOLD & PERSONAL PRODUCTS -- 1.2%
                           Household Products -- 1.2%
       41,952              Procter & Gamble Co.                                           $  3,393,078
                                                                                          ------------
                           Total Household & Personal Products                            $  3,393,078
------------------------------------------------------------------------------------------------------
                           INSURANCE -- 0.8%
                           Life & Health Insurance -- 0.8%
       52,292              Sun Life Financial, Inc.                                       $  2,138,220
                                                                                          ------------
                           Total Insurance                                                $  2,138,220
------------------------------------------------------------------------------------------------------
                           MATERIALS -- 1.9%
                           Paper Packaging -- 0.3%
       16,832              International Paper Co.                                        $    904,383
------------------------------------------------------------------------------------------------------
                           Specialty Chemicals -- 1.2%
       13,227              Ecolab, Inc.                                                   $  1,861,039
       21,844              HB Fuller Co.                                                     1,238,118
                                                                                          ------------
                                                                                          $  3,099,157
------------------------------------------------------------------------------------------------------
                           Steel -- 0.4%
       16,387              Nucor Corp.                                                    $  1,096,782
                                                                                          ------------
                           Total Materials                                                $  5,100,322
------------------------------------------------------------------------------------------------------
                           MEDIA -- 0.4%
                           Broadcasting -- 0.4%
       21,110              CBS Corp., Class B                                             $  1,111,864
                                                                                          ------------
                           Total Media                                                    $  1,111,864
------------------------------------------------------------------------------------------------------
                           PHARMACEUTICALS, BIOTECHNOLOGY &
                           LIFE SCIENCES -- 5.1%
                           Biotechnology -- 1.7%
       57,589              Gilead Sciences, Inc.                                          $  4,482,152
------------------------------------------------------------------------------------------------------
                           Pharmaceuticals -- 3.4%
       46,060              AstraZeneca Plc (A.D.R.)                                       $  1,802,328
       47,659              GlaxoSmithKline Plc (A.D.R.)                                      1,982,138

The accompanying notes are an integral part of these financial statements.

22 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

------------------------------------------------------------------------------------------------------
Shares                                                                                    Value
------------------------------------------------------------------------------------------------------
                           Pharmaceuticals -- (continued)
       63,316              Zoetis, Inc., Class A                                          $  5,475,567
                                                                                          ------------
                                                                                          $  9,260,033
                                                                                          ------------
                           Total Pharmaceuticals, Biotechnology & Life Sciences           $ 13,742,185
------------------------------------------------------------------------------------------------------
                           REAL ESTATE -- 1.7%
                           Specialized REIT -- 1.7%
       16,845              Crown Castle International Corp.                               $  1,866,931
        2,416              Equinix, Inc.                                                     1,061,301
       48,910              Iron Mountain, Inc.                                               1,717,230
                                                                                          ------------
                           Total Real Estate                                              $  4,645,462
------------------------------------------------------------------------------------------------------
                           RETAILING -- 5.4%
                           Apparel Retail -- 1.3%
       35,272              TJX Cos., Inc.                                                 $  3,430,555
------------------------------------------------------------------------------------------------------
                           General Merchandise Stores -- 0.7%
       19,291              Dollar General Corp.                                           $  1,893,412
------------------------------------------------------------------------------------------------------
                           Home Improvement Retail -- 2.2%
       30,550              Home Depot, Inc.                                               $  6,034,236
------------------------------------------------------------------------------------------------------
                           Internet & Direct Marketing Retail -- 1.2%
        1,627(a)           Booking Holdings, Inc.                                         $  3,300,727
                                                                                          ------------
                           Total Retailing                                                $ 14,658,930
------------------------------------------------------------------------------------------------------
                           SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.2%
                           Semiconductors -- 3.2%
        8,140              Broadcom, Inc.                                                 $  1,805,208
       25,922              Microchip Technology, Inc.                                        2,421,892
       52,588(a)           Micron Technology, Inc.                                           2,776,121
       41,890              Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)             1,726,287
                                                                                          ------------
                           Total Semiconductors & Semiconductor Equipment                 $  8,729,508
------------------------------------------------------------------------------------------------------
                           SOFTWARE & SERVICES -- 9.3%
                           Internet Software & Services -- 4.6%
        8,288(a)           Alphabet, Inc., Class A                                        $ 10,171,199
       64,439(a)           eBay, Inc.                                                        2,155,485
                                                                                          ------------
                                                                                          $ 12,326,684
------------------------------------------------------------------------------------------------------
                           IT Consulting & Other Services -- 0.3%
        6,196              International Business Machines Corp.                          $    897,986
------------------------------------------------------------------------------------------------------
                           Systems Software -- 4.4%
       95,551              Microsoft Corp.                                                $ 10,136,050
       13,165(a)           Red Hat, Inc.                                                     1,859,293
                                                                                          ------------
                                                                                          $ 11,995,343
                                                                                          ------------
                           Total Software & Services                                      $ 25,220,013
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 23

-----------------------------------------------------------------------------------------------
Shares                                                                                    Value
-----------------------------------------------------------------------------------------------
                           TECHNOLOGY HARDWARE & EQUIPMENT -- 3.8%
                           Communications Equipment -- 2.7%
      172,422              Cisco Systems, Inc.                                            $  7,291,726
------------------------------------------------------------------------------------------------------
                           Electronic Manufacturing Services -- 0.5%
       16,322              TE Connectivity, Ltd.                                          $  1,527,250
------------------------------------------------------------------------------------------------------
                           Technology Hardware, Storage & Peripherals -- 0.6%
       67,068              HP, Inc.                                                       $  1,547,929
                                                                                        --------------
                           Total Technology Hardware & Equipment                          $ 10,366,905
------------------------------------------------------------------------------------------------------
                           TELECOMMUNICATION SERVICES -- 1.0%
                           Integrated Telecommunication Services -- 1.0%
      149,070              CenturyLink, Inc.                                              $  2,798,044
                                                                                        --------------
                           Total Telecommunication Services                               $  2,798,044
------------------------------------------------------------------------------------------------------
                           TOTAL COMMON STOCKS
                           (Cost $130,748,979)                                            $169,990,811
------------------------------------------------------------------------------------------------------
                           CONVERTIBLE PREFERRED STOCK --
                           0.2% of Net Assets
                           BANKS -- 0.2%
                           Diversified Banks -- 0.2%
          455(b)           Bank of America Corp., 7.25%                                   $    578,869
                                                                                        --------------
                           Total Banks                                                    $    578,869
------------------------------------------------------------------------------------------------------
                           TOTAL CONVERTIBLE PREFERRED STOCK
                           (Cost $574,998)                                                $    578,869
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
------------------------------------------------------------------------------------------------------
                           ASSET BACKED SECURITIES -- 1.4% of Net Assets
                           BANKS -- 1.4%
                           Thrifts & Mortgage Finance -- 1.4%
        1,752(c)           Bayview Financial Mortgage Pass-Through Trust, Series
                           2005-C, Class M1, 2.572% (1 Month USD
                           LIBOR + 50 bps), 6/28/44                                       $      1,753
      150,000              California Republic Auto Receivables Trust, Series 2014-3,
                           Class C, 3.61%, 6/17/21                                             149,655
      125,821              CRG Issuer, Series 2015-1, Class A, 4.07%, 7/10/22 (144A)           125,192
      266,187              Navitas Equipment Receivables LLC, Series 2015-1,
                           Class C, 4.5%, 6/17/19 (144A)                                       266,189
      300,000              New Residential Mortgage LLC, Series 2018-FNT2, Class A,
                           3.79%, 7/25/54 (144A)                                               299,976
      265,000(c)           NovaStar Mortgage Funding Trust, Series 2004-3, Class M4,
                           3.639% (1 Month USD LIBOR + 158 bps), 12/25/34                      268,521
      600,000(d)           Towd Point Mortgage Trust, Series 2015-5, Class A2,
                           3.5%, 5/25/55 (144A)                                                594,163
      750,000(d)           Towd Point Mortgage Trust, Series 2015-5, Class M1,
                           3.5%, 5/25/55 (144A)                                                739,492

The accompanying notes are an integral part of these financial statements.

24 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
      550,000(d)           Towd Point Mortgage Trust, Series 2016-3, Class M1,
                           3.5%, 4/25/56 (144A)                                           $    534,586
      650,000(d)           Towd Point Mortgage Trust, Series 2017-6, Class A2,
                           3.0%, 10/25/57 (144A)                                               607,139
      161,125              Westgate Resorts LLC, Series 2016-1A, Class B, 4.5%,
                           12/20/28 (144A)                                                     160,393
                                                                                          ------------
                           Total Banks                                                    $  3,747,059
------------------------------------------------------------------------------------------------------
                           TOTAL ASSET BACKED SECURITIES
                           (Cost $3,766,474)                                              $  3,747,059
------------------------------------------------------------------------------------------------------
                           COLLATERALIZED MORTGAGE OBLIGATIONS --
                           6.0% of Net Assets
                           BANKS -- 5.4%
                           Thrifts & Mortgage Finance -- 5.4%
      330,000(c)           BAMLL Commercial Mortgage Securities Trust, Series
                           2014-FL1, Class B, 4.273% (1 Month USD LIBOR +
                           220 bps), 12/15/31 (144A)                                      $    330,708
      200,000(d)           BAMLL Commercial Mortgage Securities Trust, Series
                           2016-FR14, Class A, 3.037%, 2/27/48 (144A)                          196,028
      500,000              BANK, Series 2017-BNK7, Class AS, 3.748%, 9/15/60                   490,432
      573,805(c)           Bear Stearns ALT-A Trust, Series 2005-7, Class 11A1,
                           2.604% (1 Month USD LIBOR + 54 bps), 8/25/35                        573,446
      250,000              CFCRE Commercial Mortgage Trust, Series 2016-C3,
                           Class A2, 3.597%, 1/10/48                                           246,755
      500,000(d)           Citigroup Commercial Mortgage Trust, Series 2014-GC19,
                           Class B, 4.805%, 3/10/47                                            519,466
      670,000(d)           Citigroup Mortgage Loan Trust, Series 2018-RP2, Class A1,
                           3.5%, 2/25/58 (144A)                                                666,397
      500,000              COMM Mortgage Trust, Series 2012-CR2, Class AM,
                           3.791%, 8/15/45                                                     504,571
      350,000              COMM Mortgage Trust, Series 2014-UBS3, Class A3,
                           3.546%, 6/10/47                                                     349,373
      750,000              COMM Mortgage Trust, Series 2015-3BP, Class A, 3.178%,
                           2/10/35 (144A)                                                      728,322
       29,891              Credit Suisse First Boston Mortgage Securities Corp.,
                           Series 2005-C2, Class AMFX, 4.877%, 4/15/37                          29,643
      500,000(d)           CSAIL Commercial Mortgage Trust, Series 2016-C5,
                           Class C, 4.536%, 11/15/48                                           493,491
      689,897(d)           Flagstar Mortgage Trust, Series 2018-3INV, Class A3,
                           4.0%, 5/25/48 (144A)                                                688,039
      420,000(d)           GAHR Commercial Mortgage Trust, Series 2015-NRF,
                           Class CFX, 3.382%, 12/15/34 (144A)                                  418,574
      290,000              GS Mortgage Securities Trust, Series 2015-GC28,
                           Class A5, 3.396%, 2/10/48                                           286,306
      375,000              JP Morgan Chase Commercial Mortgage Securities Trust,
                           Series 2018-WPT, Class AFX, 4.248%, 7/5/23 (144A)                   385,793

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 25

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
      601,279(d)           JP Morgan Mortgage Trust, Series 2016-3, Class 1A1,
                           3.5%, 10/25/46 (144A)                                          $    586,740
      758,303(d)           JP Morgan Mortgage Trust, Series 2018-3, Class A5, 3.5%,
                           9/25/48 (144A)                                                      748,466
      720,000(d)           JP Morgan Mortgage Trust, Series 2018-4, Class A17,
                           3.5%, 10/25/48 (144A)                                               694,839
      500,000(d)           JP Morgan Mortgage Trust, Series 2018-6, Class 2A2,
                           3.0%, 12/25/48 (144A)                                               493,852
      712,012(c)           JP Morgan Mortgage Trust, Series 2018-7FRB, Class A3,
                           2.841% (1 Month USD LIBOR + 75 bps), 4/25/46 (144A)                 709,811
      802,624(d)           JP Morgan Trust, Series 2015-1, Class B1, 2.928%,
                           12/25/44 (144A)                                                     800,096
      250,000              JPMDB Commercial Mortgage Securities Trust, Series
                           2018-C8, Class A4, 4.211%, 6/15/51                                  257,320
      312,033(d)           Mello Mortgage Capital Acceptance, Series 2018-MTG1,
                           Class A1, 3.5%, 5/25/48 (144A)                                      305,750
      300,000              Morgan Stanley Capital I Trust, Series 2018-MP, Class A,
                           4.419%, 7/11/40 (144A)                                              308,661
      591,240(d)           Sequoia Mortgage Trust, Series 2013-8, Class A1,
                           3.0%, 6/25/43                                                       569,427
      704,718(d)           Sequoia Mortgage Trust, Series 2016-1, Class A1, 3.5%,
                           6/25/46 (144A)                                                      688,558
      315,061(d)           Sequoia Mortgage Trust, Series 2016-3, Class A10,
                           3.5%, 11/25/46 (144A)                                               312,013
      669,890(d)           Sequoia Mortgage Trust, Series 2018-3, Class A4, 3.5%,
                           3/25/48 (144A)                                                      661,535
      563,698(d)           WinWater Mortgage Loan Trust, Series 2015-2, Class A5,
                           3.0%, 2/20/45 (144A)                                                559,162
                                                                                          ------------
                           Total Banks                                                    $ 14,603,574
------------------------------------------------------------------------------------------------------
                           GOVERNMENT -- 0.6%
       12,444(c)           Fannie Mae Connecticut Avenue Securities, Series
                           2013-C01, Class M1, 4.064% (1 Month USD
                           LIBOR + 200 bps), 10/25/23                                     $     12,484
        88,141(c)          Federal Home Loan Mortgage Corp. REMICS, Series 1671,
                           Class S, 2.722% (1 Month USD LIBOR + 65 bps), 2/15/24                89,762
      781,450              Federal Home Loan Mortgage Corp. REMICS, Series 3816,
                           Class HA, 3.5%, 11/15/25                                            789,115
        5,156              Federal Home Loan Mortgage Corp. REMICS, Series 3841,
                           Class JK, 3.0%, 10/15/38                                              5,163
       40,403(c)           Federal Home Loan Mortgage Corp. REMICS, Series 3868,
                           Class FA, 2.472% (1 Month USD LIBOR + 40 bps), 5/15/41               40,500
       38,507              Federal Home Loan Mortgage Corp. REMICS, Series 3909,
                           Class UG, 2.5%, 8/15/25                                              38,402

The accompanying notes are an integral part of these financial statements.

26 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
------------------------------------------------------------------------------------------------------
                           Government -- (continued)
       50,012(c)           Federal National Mortgage Association REMICS, Series
                           2006-23, Class FP, 2.364% (1 Month USD LIBOR +
                           30 bps), 4/25/36                                               $     49,973
       37,779(c)           Federal National Mortgage Association REMICS, Series
                           2006-104, Class GF, 2.384% (1 Month USD LIBOR +
                           32 bps), 11/25/36                                                    37,668
       22,024(c)           Federal National Mortgage Association REMICS, Series
                           2007-93, Class FD, 2.614% (1 Month USD LIBOR +
                           55 bps), 9/25/37                                                     22,189
      130,058(c)           Federal National Mortgage Association REMICS, Series
                           2011-63, Class FG, 2.514% (1 Month USD LIBOR +
                           45 bps), 7/25/41                                                    130,950
      109,000(d)           FREMF Mortgage Trust, Series 2012-K710, Class B,
                           3.812%, 6/25/47 (144A)                                              109,551
       30,161(c)           Government National Mortgage Association, Series
                           2000-36, Class FG, 2.586% (1 Month USD LIBOR +
                           50 bps), 11/20/30                                                    30,401
    1,836,418(d)(e)        Government National Mortgage Association, Series
                           2017-21, Class IO, 0.794%, 10/16/58                                 138,616
                                                                                          ------------
                           Total Government                                               $  1,494,774
------------------------------------------------------------------------------------------------------
                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                           (Cost $16,225,277)                                             $ 16,098,348
------------------------------------------------------------------------------------------------------
                           CORPORATE BONDS -- 14.0% of Net Assets
                           AUTOMOBILES & COMPONENTS -- 0.2%
                           Automobile Manufacturers -- 0.2%
      160,000              Nissan Motor Acceptance Corp., 3.15%, 3/15/21 (144A)           $    158,282
      275,000              Toyota Motor Credit Corp., 2.125%, 7/18/19                          273,513
                                                                                          ------------
                           Total Automobiles & Components                                 $    431,795
------------------------------------------------------------------------------------------------------
                           BANKS -- 1.3%
                           Diversified Banks -- 1.2%
      200,000              ABN AMRO Bank NV, 4.8%, 4/18/26 (144A)                         $    201,799
      200,000              Barclays Plc, 4.375%, 1/12/26                                       195,706
      200,000              BBVA Bancomer SA, 6.5%, 3/10/21 (144A)                              211,000
      275,000(b)(d)        BNP Paribas SA, 7.625% (5 Year USD Swap Rate +
                           631 bps) (144A)                                                     292,875
      200,000              BPCE SA, 4.875%, 4/1/26 (144A)                                      200,979
      200,000              Cooperatieve Rabobank UA, 3.875%, 2/8/22                            202,843
      250,000              Cooperatieve Rabobank UA, 3.95%, 11/9/22                            250,079
      270,000(d)           DBS Group Holdings, Ltd., 4.52% (5 Year USD 1100 Run
                           ICE Swap Rate + 159 bps), 12/11/28 (144A)                           272,092
      200,000              HSBC Holdings Plc, 4.875%, 1/14/22                                  208,023
      200,000(b)(d)        ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)                 198,060
      200,000              Lloyds Banking Group Plc, 4.65%, 3/24/26                            198,272
      250,000              Nordea Bank AB, 4.25%, 9/21/22 (144A)                               253,264

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 27

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
------------------------------------------------------------------------------------------------------
                           Diversified Banks -- (continued)
      400,000(b)(d)        Royal Bank of Scotland Group Plc, 8.0% (5 Year USD Swap
                           Rate + 572 bps)                                                $    424,848
      250,000(b)(d)        Societe Generale SA, 7.375% (5 Year USD Swap Rate +
                           624 bps) (144A)                                                     262,812
                                                                                          ------------
                                                                                          $  3,372,652
------------------------------------------------------------------------------------------------------
                           Regional Banks -- 0.1%
      300,000              KeyBank NA, 2.25%, 3/16/20                                     $    295,741
                                                                                          ------------
                           Total Banks                                                    $  3,668,393
------------------------------------------------------------------------------------------------------
                           CAPITAL GOODS -- 0.4%
                           Aerospace & Defense -- 0.2%
      200,000              Embraer Netherlands Finance BV, 5.05%, 6/15/25                 $    202,300
      100,000              Embraer Netherlands Finance BV, 5.4%, 2/1/27                        102,760
      355,000              Rockwell Collins, Inc., 3.2%, 3/15/24                               343,018
                                                                                          ------------
                                                                                          $    648,078
------------------------------------------------------------------------------------------------------
                           Building Products -- 0.1%
      290,000              Owens Corning, 3.4%, 8/15/26                                   $    264,230
      110,000              Standard Industries, Inc., 5.5%, 2/15/23 (144A)                     112,343
                                                                                          ------------
                                                                                          $    376,573
------------------------------------------------------------------------------------------------------
                           Construction & Engineering -- 0.1%
       85,000              Amsted Industries, Inc., 5.0%, 3/15/22 (144A)                  $     85,000
       60,000              Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                      59,550
                                                                                          ------------
                                                                                          $    144,550
                                                                                          ------------
                           Total Capital Goods                                            $  1,169,201
------------------------------------------------------------------------------------------------------
                           COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                           Research & Consulting Services -- 0.1%
      186,000              Verisk Analytics, Inc., 5.5%, 6/15/45                          $    189,538
                                                                                          ------------
                           Total Commercial Services & Supplies                           $    189,538
------------------------------------------------------------------------------------------------------
                           CONSUMER DURABLES & APPAREL -- 0.0%+
                           Homebuilding -- 0.0%+
      103,000              Meritage Homes Corp., 6.0%, 6/1/25                             $    103,710
                                                                                          ------------
                           Total Consumer Durables & Apparel                              $    103,710
------------------------------------------------------------------------------------------------------
                           CONSUMER SERVICES -- 0.1%
                           Education Services -- 0.1%
      250,000              Massachusetts Institute of Technology, 5.6%, 7/1/11            $    321,690
                                                                                          ------------
                           Total Consumer Services                                        $    321,690
------------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 1.2%
                           Asset Management & Custody Banks -- 0.1%
      280,000(c)           Bank of New York Mellon Corp., 3.389% (3 Month USD
                           LIBOR + 105 bps), 10/30/23                                     $    285,089
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
------------------------------------------------------------------------------------------------------
                           Consumer Finance -- 0.1%
      300,000              Capital One Financial Corp., 3.75%, 4/24/24                    $    294,496
      110,000              Capital One Financial Corp., 4.25%, 4/30/25                         110,538
                                                                                          ------------
                                                                                          $    405,034
------------------------------------------------------------------------------------------------------
                           Diversified Capital Markets -- 0.4%
      265,000(b)(d)        Credit Suisse Group AG, 7.125% (5 Year USD Swap
                           Rate + 511 bps)                                                $    274,672
      400,000(c)           ICBCIL Finance Co., Ltd., 4.025% (3 Month USD LIBOR +
                           167 bps), 11/13/18 (144A)                                           401,220
      265,000(b)(d)        UBS Group Funding Switzerland AG, 7.125% (5 Year USD
                           Swap Rate + 588 bps)                                                279,700
                                                                                          ------------
                                                                                          $    955,592
------------------------------------------------------------------------------------------------------
                           Financial Exchanges & Data -- 0.0%+
       50,000              Moody's Corp., 3.25%, 6/7/21                                   $     49,802
------------------------------------------------------------------------------------------------------
                           Investment Banking & Brokerage -- 0.3%
      195,000(d)           Goldman Sachs Group, Inc., 3.272% (3 Month USD
                           LIBOR + 120 bps), 9/29/25                                      $    186,292
      140,000(d)           Goldman Sachs Group, Inc., 4.223% (3 Month USD LIBOR +
                           130 bps), 5/1/29                                                    138,165
      250,000              Morgan Stanley, 4.1%, 5/22/23                                       251,117
      175,000              TD Ameritrade Holding Corp., 3.3%, 4/1/27                           167,803
                                                                                          ------------
                                                                                          $    743,377
------------------------------------------------------------------------------------------------------
                           Other Diversified Financial Services -- 0.1%
      200,000              Hyundai Capital Services, Inc., 3.0%, 8/29/22 (144A)           $    191,391
------------------------------------------------------------------------------------------------------
                           Specialized Finance -- 0.2%
      325,000              MassMutual Global Funding II, 2.75%, 6/22/24 (144A)            $    310,506
      250,000              USAA Capital Corp., 2.45%, 8/1/20 (144A)                            246,485
                                                                                          ------------
                                                                                          $    556,991
                                                                                          ------------
                           Total Diversified Financials                                   $  3,187,276
------------------------------------------------------------------------------------------------------
                           ENERGY -- 2.1%
                           Coal & Consumable Fuels -- 0.1%
      250,000              Corp Nacional del Cobre de Chile, 5.625%,
                           10/18/43 (144A)                                                $    279,351
------------------------------------------------------------------------------------------------------
                           Integrated Oil & Gas -- 0.1%
      170,000              BP Capital Markets Plc, 3.062%, 3/17/22                        $    168,391
      250,000              Sinopec Group Overseas Development 2014, Ltd.,
                           4.375%, 4/10/24 (144A)                                              254,891
                                                                                          ------------
                                                                                          $    423,282
------------------------------------------------------------------------------------------------------
                           Oil & Gas Exploration & Production -- 0.1%
      200,000              CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24                   $    202,274
      110,000              Newfield Exploration Co., 5.625%, 7/1/24                            115,500
                                                                                          ------------
                                                                                          $    317,774
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 29

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
------------------------------------------------------------------------------------------------------
                           Oil & Gas Refining & Marketing -- 0.3%
      210,000              EnLink Midstream Partners LP, 5.45%, 6/1/47                    $    180,180
      300,000              GS Caltex Corp., 3.25%, 10/1/18 (144A)                              299,862
      106,000              Motiva Enterprises LLC, 5.75%, 1/15/20 (144A)                       109,011
      162,000              Valero Energy Corp., 6.625%, 6/15/37                                197,659
                                                                                          ------------
                                                                                          $    786,712
------------------------------------------------------------------------------------------------------
                           Oil & Gas Storage & Transportation -- 1.5%
      230,000              Andeavor Logistics LP / Tesoro Logistics Finance Corp.,
                           4.25%, 12/1/27                                                 $    226,015
      135,000              Cheniere Energy Partners LP, 5.25%, 10/1/25                         134,325
      175,000              DCP Midstream Operating LP, 5.6%, 4/1/44                            167,125
      200,000              DCP Midstream Operating LP, 9.75%, 3/15/19 (144A)                   208,200
      227,000              Enable Midstream Partners LP, 3.9%, 5/15/24                         218,441
       68,000              Enable Midstream Partners LP, 4.4%, 3/15/27                          65,516
      105,000              Enable Midstream Partners LP, 4.95%, 5/15/28                        105,214
      225,000              Enbridge, Inc., 3.7%, 7/15/27                                       217,567
       27,000              Energy Transfer Equity LP, 5.5%, 6/1/27                              27,675
      115,000              Energy Transfer Partners LP, 6.0%, 6/15/48                          120,136
       95,000              Energy Transfer Partners LP, 6.5%, 2/1/42                           102,905
      345,000              Kinder Morgan, Inc., 5.05%, 2/15/46                                 341,459
      120,000              Kinder Morgan, Inc., 5.55%, 6/1/45                                  126,494
       40,000              MPLX LP, 4.0%, 3/15/28                                               38,713
      125,000              MPLX LP, 4.125%, 3/1/27                                             122,582
      105,000              MPLX LP, 4.875%, 12/1/24                                            108,762
       55,000              MPLX LP, 4.875%, 6/1/25                                              57,131
      300,000              Phillips 66 Partners LP, 3.75%, 3/1/28                              285,215
      290,000              Sabine Pass Liquefaction LLC, 5.0%, 3/15/27                         299,251
      175,000              Sunoco Logistics Partners Operations LP, 3.9%, 7/15/26              166,022
      125,000              Sunoco Logistics Partners Operations LP, 5.35%, 5/15/45             118,321
       83,000              Sunoco Logistics Partners Operations LP, 5.4%, 10/1/47               80,124
      176,000              Targa Resources Partners LP / Targa Resources Partners
                           Finance Corp., 5.0%, 1/15/28 (144A)                                 166,100
      205,000              Williams Cos., Inc., 5.75%, 6/24/44                                 218,325
      242,000              Williams Cos., Inc., 7.75%, 6/15/31                                 294,267
                                                                                          ------------
                                                                                          $  4,015,885
                                                                                          ------------
                           Total Energy                                                   $  5,823,004
------------------------------------------------------------------------------------------------------
                           FOOD & STAPLES RETAILING -- 0.4%
                           Drug Retail -- 0.1%
      110,000              CVS Health Corp., 4.1%, 3/25/25                                $    109,984
      126,991              CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                      130,076
       98,362              CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                      103,723
                                                                                          ------------
                                                                                          $    343,783
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
------------------------------------------------------------------------------------------------------
                           Food Retail -- 0.1%
      270,000              Alimentation Couche-Tard, Inc., 3.55%, 7/26/27 (144A)          $    257,058
------------------------------------------------------------------------------------------------------
                           Hypermarkets & Super Centers -- 0.2%
      410,000              Walmart, Inc., 3.4%, 6/26/23                                   $    412,044
                                                                                          ------------
                           Total Food & Staples Retailing                                 $  1,012,885
------------------------------------------------------------------------------------------------------
                           FOOD, BEVERAGE & TOBACCO -- 0.2%
                           Packaged Foods & Meats -- 0.2%
      300,000              Mondelez International Holdings Netherlands BV, 2.0%,
                           10/28/21 (144A)                                                $    286,042
       50,000              Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)                        47,627
      205,000              Smithfield Foods, Inc., 2.7%, 1/31/20 (144A)                        201,778
                                                                                          ------------
                           Total Food, Beverage & Tobacco                                 $    535,447
------------------------------------------------------------------------------------------------------
                           HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                           Health Care Distributors -- 0.1%
      280,000              Cardinal Health, Inc., 3.079%, 6/15/24                         $    264,562
------------------------------------------------------------------------------------------------------
                           Health Care Equipment -- 0.1%
      200,000              Abbott Laboratories, 3.75%, 11/30/26                           $    198,895
      105,000(c)           Becton Dickinson and Co., 3.209% (3 Month USD LIBOR +
                           88 bps), 12/29/20                                                   105,194
                                                                                          ------------
                                                                                          $    304,089
------------------------------------------------------------------------------------------------------
                           Managed Health Care -- 0.1%
      100,000              Humana, Inc., 3.95%, 3/15/27                                   $     98,689
      250,000              UnitedHealth Group, Inc., 3.1%, 3/15/26                             239,705
                                                                                          ------------
                                                                                          $    338,394
                                                                                          ------------
                           Total Health Care Equipment & Services                         $    907,045
------------------------------------------------------------------------------------------------------
                           HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                           Household Products -- 0.1%
      195,000              Church & Dwight Co., Inc., 2.45%, 8/1/22                       $    186,767
      115,000              Church & Dwight Co., Inc., 3.15%, 8/1/27                            107,464
                                                                                          ------------
                           Total Household & Personal Products                            $    294,231
------------------------------------------------------------------------------------------------------
                           INSURANCE -- 2.2%
                           Insurance Brokers -- 0.1%
      175,000              Brown & Brown, Inc., 4.2%, 9/15/24                             $    174,361
------------------------------------------------------------------------------------------------------
                           Life & Health Insurance -- 0.7%
      260,000              Aflac, Inc., 3.625%, 11/15/24                                  $    258,336
      155,000              Great-West Lifeco Finance 2018 LP, 4.581%,
                           5/17/48 (144A)                                                      157,689
      250,000              Nationwide Financial Services, Inc., 5.3%, 11/18/44 (144A)          265,889
      220,000              Principal Financial Group, Inc., 3.3%, 9/15/22                      217,586
       75,000              Principal Life Global Funding II, 1.5%, 4/18/19 (144A)               74,307

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 31

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
------------------------------------------------------------------------------------------------------
                           Life & Health Insurance -- (continued)
      335,000              Protective Life Corp., 7.375%, 10/15/19                        $    351,437
      150,000              Protective Life Global Funding, 2.615%, 8/22/22 (144A)              144,860
      250,000              Prudential Financial, Inc., 3.878%, 3/27/28                         248,845
      110,000              Teachers Insurance & Annuity Association of America,
                           4.27%, 5/15/47 (144A)                                               107,422
      110,000              Teachers Insurance & Annuity Association of America,
                           4.9%, 9/15/44 (144A)                                                116,296
       20,000              Teachers Insurance & Annuity Association of America,
                           6.85%, 12/16/39 (144A)                                               26,230
                                                                                          ------------
                                                                                          $  1,968,897
------------------------------------------------------------------------------------------------------
                           Multi-line Insurance -- 0.1%
      250,000              AXA SA, 8.6%, 12/15/30                                         $    317,625
------------------------------------------------------------------------------------------------------
                           Property & Casualty Insurance -- 0.2%
      250,000              CNA Financial Corp., 4.5%, 3/1/26                              $    253,816
      225,000(d)           Farmers Insurance Exchange, 4.747% (3 Month USD
                           LIBOR + 323 bps), 11/1/57 (144A)                                    202,175
                                                                                          ------------
                                                                                          $    455,991
------------------------------------------------------------------------------------------------------
                           Reinsurance -- 1.1%
      250,000(c)           Alamo Re, 5.268% (1 Month U.S. Treasury Bill + 325 bps),
                           6/7/21 (144A) (Cat Bond)                                       $    249,275
      250,000(c)           Kilimanjaro Re, 5.768% (3 Month U.S. Treasury Bill +
                           375 bps), 11/25/19 (144A) (Cat Bond)                                252,250
      250,000(c)           Kilimanjaro Re, 8.768% (3 Month U.S. Treasury Bill +
                           675 bps), 12/6/19 (144A) (Cat Bond)                                 249,700
      250,000(c)           Kilimanjaro Re, 11.268% (3 Month U.S. Treasury Bill +
                           925 bps), 12/6/19 (144A) (Cat Bond)                                 250,450
      100,000+(f)(g)       Lorenz Re 2017, Variable Rate Notes, 3/31/20                         93,140
       27,936+(f)(g)       Lorenz Re 2018, Variable Rate Notes, 7/1/21                          28,355
      250,000+(f)(g)       Madison Re 2016, Variable Rate Notes, 3/31/19                         6,950
      250,000(c)           PennUnion Re, 6.518% (3 Month U.S. Treasury Bill +
                           450 bps), 12/7/18 (144A) (Cat Bond)                                 249,750
      250,000+(f)(g)       Pinehurst Re 2018, Variable Rate Notes, 1/15/19                     242,500
      250,000(c)           Residential Reinsurance 2016, 5.838% (3 Month U.S.
                           Treasury Bill + 382 bps), 12/6/20 (144A) (Cat Bond)                 251,675
      250,000(c)           Residential Reinsurance 2017, 7.558% (3 Month U.S.
                           Treasury Bill + 554 bps), 12/6/21 (144A) (Cat Bond)                 250,450
      250,000+(f)(g)       Resilience Re, Variable Rate Notes, 4/8/19                          232,850
      250,000+(f)(g)       Resilience Re, Variable Rate Notes, 5/1/19                            2,500
      125,001+(f)(g)       Sector Re V, Series 7, Class G, Variable Rate Notes,
                           3/1/22 (144A)                                                        92,351

The accompanying notes are an integral part of these financial statements.

32 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
------------------------------------------------------------------------------------------------------
                           Reinsurance -- (continued)
      250,000(c)           Tailwind Re 2017-1, 9.268% (3 Month U.S. Treasury Bill +
                           725 bps), 1/8/22 (144A) (Cat Bond)                             $    256,350
      250,000(c)           Ursa Re, 3.5% (ZERO + 350 bps), 5/27/20
                           (144A) (Cat Bond)                                                   249,825
                                                                                          ------------
                                                                                          $  2,958,371
                                                                                          ------------
                           Total Insurance                                                $  5,875,245
------------------------------------------------------------------------------------------------------
                           MATERIALS -- 0.4%
                           Commodity Chemicals -- 0.0%+
       70,000              NOVA Chemicals Corp., 4.875%, 6/1/24 (144A)                    $     67,616
------------------------------------------------------------------------------------------------------
                           Diversified Chemicals -- 0.2%
      200,000              Bayer US Finance II LLC, 4.25%, 12/15/25 (144A)                $    202,253
      200,000              Braskem Netherlands Finance BV, 4.5%, 1/10/28                       190,750
      140,000              Chemours Co., 7.0%, 5/15/25                                         149,800
                                                                                          ------------
                                                                                          $    542,803
------------------------------------------------------------------------------------------------------
                           Diversified Metals & Mining -- 0.1%
      200,000              Anglo American Capital Plc, 4.875%, 5/14/25 (144A)             $    200,986
------------------------------------------------------------------------------------------------------
                           Paper Packaging -- 0.1%
      250,000              International Paper Co., 6.0%, 11/15/41                        $    280,242
                                                                                          ------------
                           Total Materials                                                $  1,091,647
------------------------------------------------------------------------------------------------------
                           MEDIA -- 0.2%
                           Cable & Satellite -- 0.2%
       85,000              Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                  $     83,194
      250,000              Sky Plc, 3.125%, 11/26/22 (144A)                                    244,973
      100,000              Videotron, Ltd., 5.375%, 6/15/24 (144A)                             103,250
                                                                                          ------------
                           Total Media                                                    $    431,417
------------------------------------------------------------------------------------------------------
                           PHARMACEUTICALS, BIOTECHNOLOGY &
                           LIFE SCIENCES -- 0.4%
                           Biotechnology -- 0.2%
      340,000              Baxalta, Inc., 3.6%, 6/23/22                                   $    335,041
      250,000              Biogen, Inc., 5.2%, 9/15/45                                         268,219
                                                                                          ------------
                                                                                          $    603,260
------------------------------------------------------------------------------------------------------
                           Pharmaceuticals -- 0.2%
      285,000              Perrigo Finance Unlimited Co., 3.9%, 12/15/24                  $    276,893
      200,000              Perrigo Finance Unlimited Co., 4.375%, 3/15/26                      195,858
                                                                                          ------------
                                                                                          $    472,751
                                                                                          ------------
                           Total Pharmaceuticals, Biotechnology & Life Sciences           $  1,076,011
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 33

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
------------------------------------------------------------------------------------------------------
                           REAL ESTATE -- 0.6%
                           Diversified REIT -- 0.3%
      250,000              Boston Properties LP, 2.75%, 10/1/26                           $    226,092
      300,000              Duke Realty LP, 3.75%, 12/1/24                                      295,104
      250,000              Essex Portfolio LP, 3.5%, 4/1/25                                    241,386
                                                                                          ------------
                                                                                          $    762,582
------------------------------------------------------------------------------------------------------
                           Office REIT -- 0.2%
       50,000              Alexandria Real Estate Equities, Inc., 3.45%, 4/30/25          $     47,814
      100,000              Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27                96,539
      110,000              Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                 113,169
      250,000              Highwoods Realty LP, 3.625%, 1/15/23                                245,067
                                                                                          ------------
                                                                                          $    502,589
------------------------------------------------------------------------------------------------------
                           Residential REIT -- 0.1%
      270,000              UDR, Inc., 4.0%, 10/1/25                                       $    267,411
                                                                                          ------------
                           Total Real Estate                                              $  1,532,582
------------------------------------------------------------------------------------------------------
                           RETAILING -- 0.3%
                           Home Improvement Retail -- 0.0%+
      150,000              Home Depot, Inc., 2.625%, 6/1/22                               $    147,996
------------------------------------------------------------------------------------------------------
                           Internet & Direct Marketing Retail -- 0.1%
       80,000              Amazon.com, Inc., 2.8%, 8/22/24                                $     77,283
      120,000              Booking Holdings, Inc., 3.55%, 3/15/28                              114,460
                                                                                          ------------
                                                                                          $    191,743
------------------------------------------------------------------------------------------------------
                           Internet Retail -- 0.2%
      285,000              Booking Holdings, Inc., 3.65%, 3/15/25                         $    280,190
      275,000              Expedia Group, Inc., 5.0%, 2/15/26                                  281,491
                                                                                          ------------
                                                                                          $    561,681
                                                                                          ------------
                           Total Retailing                                                $    901,420
------------------------------------------------------------------------------------------------------
                           SEMICONDUCTORS & SEMICONDUCTOR
                           EQUIPMENT -- 0.1%
                           Semiconductor Equipment -- 0.1%
      250,000              Applied Materials, Inc., 3.3%, 4/1/27                          $    243,634
                                                                                          ------------
                           Total Semiconductors & Semiconductor Equipment                 $    243,634
------------------------------------------------------------------------------------------------------
                           SOFTWARE & SERVICES -- 0.4%
                           Application Software -- 0.2%
      200,000              Citrix Systems, Inc., 4.5%, 12/1/27                            $    193,299
      270,000              salesforce.com, Inc., 3.7%, 4/11/28                                 270,964
                                                                                          ------------
                                                                                          $    464,263
------------------------------------------------------------------------------------------------------
                           Data Processing & Outsourced Services -- 0.0%+
      115,000              Visa, Inc., 2.2%, 12/14/20                                     $    113,078
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
------------------------------------------------------------------------------------------------------
                           Systems Software -- 0.2%
      150,000              Microsoft Corp., 2.0%, 8/8/23                                  $    141,810
      250,000              Oracle Corp., 2.5%, 5/15/22                                         244,038
                                                                                          ------------
                                                                                          $    385,848
                                                                                          ------------
                           Total Software & Services                                      $    963,189
------------------------------------------------------------------------------------------------------
                           TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                           Electronic Components -- 0.1%
      220,000              Amphenol Corp., 3.125%, 9/15/21                                $    218,150
       81,000              Amphenol Corp., 3.2%, 4/1/24                                         77,943
                                                                                          ------------
                                                                                          $    296,093
------------------------------------------------------------------------------------------------------
                           Electronic Manufacturing Services -- 0.1%
      250,000              Flex, Ltd., 4.75%, 6/15/25                                     $    251,896
------------------------------------------------------------------------------------------------------
                           Technology Hardware, Storage & Peripherals -- 0.0%+
       80,000              NCR Corp., 6.375%, 12/15/23                                    $     81,600
                                                                                          ------------
                           Total Technology Hardware & Equipment                          $    629,589
------------------------------------------------------------------------------------------------------
                           TELECOMMUNICATION SERVICES -- 0.2%
                           Integrated Telecommunication Services -- 0.2%
      200,000              AT&T, Inc., 5.45%, 3/1/47                                      $    201,577
      110,000              CenturyLink, Inc., 5.8%, 3/15/22                                    109,863
      200,000              Deutsche Telekom International Finance BV, 1.95%,
                           9/19/21 (144A)                                                      190,861
                                                                                          ------------
                                                                                          $    502,301
------------------------------------------------------------------------------------------------------
                           Wireless Telecommunication Services -- 0.0%+
      100,000              WCP Issuer LLC, 6.657%, 8/15/20 (144A)                         $    103,468
                                                                                          ------------
                           Total Telecommunication Services                               $    605,769
------------------------------------------------------------------------------------------------------
                           TRANSPORTATION -- 0.7%
                           Airlines -- 0.1%
      159,000              Air Canada 2017-1 Class AA Pass Through Trust, 3.3%,
                           1/15/30 (144A)                                                 $    150,612
       31,339              Delta Air Lines 2010-2 Class A Pass Through Trust,
                           4.95%, 5/23/19                                                       31,630
                                                                                          ------------
                                                                                          $    182,242
------------------------------------------------------------------------------------------------------
                           Highways & Railtracks -- 0.2%
      300,000              ERAC USA Finance LLC, 4.5%, 2/15/45 (144A)                     $    283,908
      250,000              FedEx Corp., 4.55%, 4/1/46                                          247,534
                                                                                          ------------
                                                                                          $    531,442
------------------------------------------------------------------------------------------------------
                           Railroads -- 0.4%
      150,000              Burlington Northern Santa Fe LLC, 5.15%, 9/1/43                $    169,620
      250,000              Norfolk Southern Corp., 2.9%, 6/15/26                               234,562

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 35

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
------------------------------------------------------------------------------------------------------
                           Railroads -- (continued)
      250,000              TTX Co., 2.25%, 2/1/19 (144A)                                  $    249,035
      370,000              Union Pacific Corp., 3.375%, 2/1/35                                 335,706
                                                                                          ------------
                                                                                          $    988,923
------------------------------------------------------------------------------------------------------
                           Trucking -- 0.0%+
      105,000              Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%,
                           2/1/22 (144A)                                                  $    103,396
                                                                                          ------------
                           Total Transportation                                           $  1,806,003
------------------------------------------------------------------------------------------------------
                           UTILITIES -- 1.9%
                           Electric Utilities -- 1.2%
      200,000              Dubai Electricity & Water Authority, 7.375%,
                           10/21/20 (144A)                                                $    216,500
      250,000              Duke Energy Carolinas LLC, 3.95%, 3/15/48                           244,687
      230,000              Edison International, 2.95%, 3/15/23                                221,282
      250,000(b)(d)        Electricite de France SA, 5.25% (USD Swap Rate +
                           371 bps) (144A)                                                     247,813
      200,000(d)           Enel S.p.A., 8.75% (5 Year USD Swap Rate + 588 bps),
                           9/24/73 (144A)                                                      221,000
      250,000              Exelon Corp., 2.85%, 6/15/20                                        247,651
      560,000              Iberdrola International BV, 6.75%, 7/15/36                          705,443
      200,000              Israel Electric Corp., Ltd., 4.25%, 8/14/28 (144A)                  195,289
      265,000              NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27                255,674
       29,776              OrCal Geothermal, Inc., 6.21%, 12/30/20 (144A)                       29,201
      250,000              PPL Capital Funding, Inc, 3.1%, 5/15/26                             232,295
      250,000              Southwestern Electric Power Co., 3.9%, 4/1/45                       229,248
      200,000              Virginia Electric & Power Co., 4.45%, 2/15/44                       205,780
                                                                                          ------------
                                                                                          $  3,251,863
------------------------------------------------------------------------------------------------------
                           Gas Utilities -- 0.3%
      325,000              Boston Gas Co., 3.15%, 8/1/27 (144A)                           $    306,230
      250,000              Southern California Gas Co., 5.125%, 11/15/40                       281,336
      200,000              Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)                 188,190
                                                                                          ------------
                                                                                          $    775,756
------------------------------------------------------------------------------------------------------
                           Independent Power Producers & Energy Traders -- 0.1%
       61,206              Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                   $     65,327
      170,000              Calpine Corp., 5.75%, 1/15/25                                       156,400
                                                                                          ------------
                                                                                          $    221,727
------------------------------------------------------------------------------------------------------
                           Multi-Utilities -- 0.3%
      220,000              Consolidated Edison Co. of New York, Inc.,
                           4.625%, 12/1/54                                                $    225,097
       85,000              Dominion Energy, Inc., 4.45%, 3/15/21                                86,980
      255,000              Puget Sound Energy, Inc., 4.223%, 6/15/48                           258,458

The accompanying notes are an integral part of these financial statements.

36 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
------------------------------------------------------------------------------------------------------
                           Multi-Utilities -- (continued)
       65,000              San Diego Gas & Electric Co., 3.0%, 8/15/21                    $     64,527
      215,000              Sempra Energy, 3.4%, 2/1/28                                         203,161
                                                                                          ------------
                                                                                          $    838,223
                                                                                          ------------
                           Total Utilities                                                $  5,087,569
------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS
                           (Cost $38,221,018)                                             $ 37,888,290
------------------------------------------------------------------------------------------------------
                           FOREIGN GOVERNMENT BOND -- 0.1% of Net Assets
                           Mexico -- 0.1%
      300,000              Mexico Government International Bond, 4.6%, 2/10/48            $    275,550
------------------------------------------------------------------------------------------------------
                           TOTAL FOREIGN GOVERNMENT BOND
                           (Cost $275,897)                                                $    275,550
------------------------------------------------------------------------------------------------------
                           MUNICIPAL BONDS -- 0.8% of Net Assets(h)
                           Municipal Education -- 0.1%
      100,000              Massachusetts Development Finance Agency, Phillips
                           Academy, Series B, 4.844%, 9/1/43                              $    112,236
------------------------------------------------------------------------------------------------------
                           Municipal General -- 0.4%
       55,000              Central Florida Expressway Authority, 5.0%, 7/1/38             $     62,945
      100,000(i)           Central Texas Regional Mobility Authority, 1/1/25                    81,372
      365,000(j)           Commonwealth of Pennsylvania, 1st Series, 4.0%, 1/1/29              383,903
       55,000              JEA Water & Sewer System Revenue, Series A,
                           4.0%, 10/1/35                                                        58,021
       55,000              JEA Water & Sewer System Revenue, Series A,
                           4.0%, 10/1/39                                                        57,489
      200,000              JobsOhio Beverage System, Series B, 3.985%, 1/1/29                  202,234
      190,000              Rhode Island Health & Educational Building Corp., Brown
                           University, Series A, 4.0%, 9/1/47                                  196,732
                                                                                          ------------
                                                                                          $  1,042,696
------------------------------------------------------------------------------------------------------
                           Municipal Higher Education -- 0.2%
       70,000              New York State Dormitory Authority, Columbia University,
                           Series A-2, 5.0%, 10/1/46                                      $     91,866
      200,000              University of California, Series AG, 4.062%, 5/15/33                202,758
      430,000              University of California, Series AX, 3.063%, 7/1/25                 418,502
                                                                                          ------------
                                                                                          $    713,126
------------------------------------------------------------------------------------------------------
                           Municipal Medical -- 0.1%
      100,000              Health & Educational Facilities Authority of the State of
                           Missouri, Washington University, Series A, 3.685%, 2/15/47     $     94,951
      105,000              Illinois Finance Authority, Northwestern Memorial Healthcare,
                           4.0%, 7/15/47                                                       106,737

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 37

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
------------------------------------------------------------------------------------------------------
                           Municipal Medical -- (continued)
       40,000              Massachusetts Development Finance Agency, Partners
                           Healthcare System, 4.0%, 7/1/36                                $     41,235
       65,000              Massachusetts Development Finance Agency, Partners
                           Healthcare System, 4.0%, 7/1/41                                      66,536
                                                                                          ------------
                                                                                          $    309,459
------------------------------------------------------------------------------------------------------
                           Municipal School District -- 0.0%+
      105,000(j)           State of Florida, Capital Outlay, Series C, 4.0%, 6/1/31       $    114,109
------------------------------------------------------------------------------------------------------
                           TOTAL MUNICIPAL BONDS
                           (Cost $2,321,885)                                              $  2,291,626
------------------------------------------------------------------------------------------------------
                           SENIOR SECURED FLOATING RATE LOAN
                           INTERESTS -- 1.6% of Net Assets*(c)
                           CAPITAL GOODS -- 0.1%
                           Building Products -- 0.1%
      164,588              NCI Building Systems, Inc., Initial Term Loan, 4.077%
                           (LIBOR + 200 bps), 2/7/25                                      $    164,716
                                                                                          ------------
                           Total Capital Goods                                            $    164,716
------------------------------------------------------------------------------------------------------
                           COMMERCIAL & PROFESSIONAL SERVICES -- 0.1%
                           Diversified Support Services -- 0.0%+
       81,061              Asurion LLC (fka Asurion Corp.), New Term Loan B7, 5.077%
                           (LIBOR + 300 bps), 11/3/24                                     $     81,046
------------------------------------------------------------------------------------------------------
                           Environmental & Facilities Services -- 0.1%
      155,663              GFL Environmental, Inc., Effective Date Incremental Term
                           Loan, 5.084% (LIBOR + 275 bps), 5/30/25                        $    155,468
------------------------------------------------------------------------------------------------------
                           Office Services & Supplies -- 0.0%+
      130,000              West Corp., Incremental Term B-1 Loan, 5.577% (LIBOR +
                           350 bps), 10/10/24                                             $    130,190
                                                                                          ------------
                           Total Commercial & Professional Services                       $    366,704
------------------------------------------------------------------------------------------------------
                           CONSUMER DURABLES & APPAREL -- 0.1%
                           Housewares & Specialties -- 0.1%
      175,000              SIWF Holdings, Inc., First Lien Initial Term Loan, 6.322%
                           (LIBOR + 425 bps), 6/15/25                                     $    176,094
                                                                                          ------------
                           Total Consumer Durables & Apparel                              $    176,094
------------------------------------------------------------------------------------------------------
                           CONSUMER SERVICES -- 0.1%
                           Leisure Facilities -- 0.1%
      172,389              Six Flags Theme Parks, Inc., Tranche B Term Loan, 3.83%
                           (LIBOR + 175 bps), 6/30/22                                     $    173,121
------------------------------------------------------------------------------------------------------
                           Specialized Consumer Services -- 0.0%+
      129,673              Constellis Holdings LLC, First Lien Term B Loan, 7.334%
                           (LIBOR + 500 bps), 4/21/24                                     $    130,537
                                                                                          ------------
                           Total Consumer Services                                        $    303,658
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
------------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 0.2%
                           Diversified Capital Markets -- 0.1%
      175,000              Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan, 4.086%
                           (LIBOR + 200 bps), 1/15/25                                     $    174,017
------------------------------------------------------------------------------------------------------
                           Specialized Finance -- 0.1%
      130,000              SBA Senior Finance II LLC, Initial Term Loan, 4.08%
                           (LIBOR + 200 bps), 4/11/25                                     $    129,864
       87,500              Trans Union LLC, 2018 Incremental Term B-4 Loan, 4.077%
                           (LIBOR + 200 bps), 6/19/25                                           87,801
                                                                                          ------------
                                                                                          $    217,665
                                                                                          ------------
                           Total Diversified Financials                                   $    391,682
------------------------------------------------------------------------------------------------------
                           ENERGY -- 0.1%
                           Oil & Gas Equipment & Services -- 0.1%
      175,000              Apergy Corp., Initial Term Loan, 4.625% (LIBOR +
                           250 bps), 5/9/25                                               $    175,764
                                                                                          ------------
                           Total Energy                                                   $    175,764
------------------------------------------------------------------------------------------------------
                           FOOD, BEVERAGE & TOBACCO -- 0.1%
                           Agricultural Products -- 0.1%
      210,923              Darling Ingredients, Inc. (fka Darling International, Inc.),
                           Term B Loan, 4.119% (LIBOR + 200 bps/PRIME +
                           100 bps), 12/18/24                                             $    212,769
------------------------------------------------------------------------------------------------------
                           Packaged Foods & Meats -- 0.0%+
      159,596              JBS USA Lux SA (fka JBS USA LLC), Initial Term Loan,
                           4.835% (LIBOR + 250 bps), 10/30/22                             $    159,639
                                                                                          ------------
                           Total Food, Beverage & Tobacco                                 $    372,408
------------------------------------------------------------------------------------------------------
                           HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                           Health Care Services -- 0.1%
      173,899(k)           Alliance HealthCare Services, Inc., First Lien Initial Term
                           Loan, 10/24/23                                                 $    174,914
                                                                                          ------------
                           Total Health Care Equipment & Services                         $    174,914
------------------------------------------------------------------------------------------------------
                           INSURANCE -- 0.0%+
                           Property & Casualty Insurance -- 0.0%+
       99,749              USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
                           Loan, 5.334% (LIBOR + 300 bps), 5/16/24                        $     99,647
                                                                                          ------------
                           Total Insurance                                                $     99,647
------------------------------------------------------------------------------------------------------
                           MATERIALS -- 0.1%
                           Metal & Glass Containers -- 0.1%
      134,663              IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien Tranche
                           B-1 Term Loan, 6.085% (LIBOR + 375 bps), 9/11/23               $    135,617
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 39

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
------------------------------------------------------------------------------------------------------
                           Specialty Chemicals -- 0.0%+
      129,675              Axalta Coating Systems Dutch Holding B BV (Axalta Coating
                           Systems US Holdings, Inc.), Term B-3 Dollar Loan, 4.084%
                           (LIBOR + 175 bps), 6/1/24                                      $    129,810
                                                                                          ------------
                           Total Materials                                                $    265,427
------------------------------------------------------------------------------------------------------
                           MEDIA -- 0.1%
                           Broadcasting -- 0.1%
      201,138              Sinclair Television Group, Inc., Tranche B Term Loan, 4.33%
                           (LIBOR + 225 bps), 1/3/24                                      $    201,263
------------------------------------------------------------------------------------------------------
                           Movies & Entertainment -- 0.0%+
       33,502              Kasima LLC, Term Loan, 4.84% (LIBOR + 250 bps), 5/17/21        $     33,753
       87,281(k)           NVA Holdings, Inc., First Lien Term B-3 Loan, 2/2/25                 87,145
                                                                                          ------------
                                                                                          $    120,898
                                                                                          ------------
                           Total Media                                                    $    322,161
------------------------------------------------------------------------------------------------------
                           PHARMACEUTICALS, BIOTECHNOLOGY &
                           LIFE SCIENCES -- 0.0%+
                           Pharmaceuticals -- 0.0%+
      104,736              Endo Luxembourg Finance Co. I S.a r.l., Initial Term Loan,
                           6.375% (LIBOR + 425 bps), 4/29/24                              $    105,014
                                                                                          ------------
                           Total Pharmaceuticals, Biotechnology & Life Sciences           $    105,014
------------------------------------------------------------------------------------------------------
                           REAL ESTATE -- 0.1%
                           Specialized REIT -- 0.1%
      174,563              Iron Mountain Information Management LLC, Incremental
                           Term B Loan, 3.827% (LIBOR + 175 bps), 1/2/26                  $    172,817
                                                                                          ------------
                           Total Real Estate                                              $    172,817
------------------------------------------------------------------------------------------------------
                           SEMICONDUCTORS & SEMICONDUCTOR
                           EQUIPMENT -- 0.1%
                           Semiconductors -- 0.1%
      175,000              Microchip Technology, Inc., Initial Term Loan, 4.08%
                           (LIBOR + 200 bps), 5/29/25                                     $    175,744
      174,555              Micron Technology, Inc., Term Loan, 3.83% (LIBOR +
                           175 bps), 4/26/22                                                   175,482
                                                                                          ------------
                           Total Semiconductors & Semiconductor Equipment                 $    351,226
------------------------------------------------------------------------------------------------------
                           SOFTWARE & SERVICES -- 0.1%
                           Data Processing & Outsourced Services -- 0.1%
      175,000              First Data Corp., 2024A New Dollar Term Loan, 4.069%
                           (LIBOR + 200 bps), 4/26/24                                     $    175,189
------------------------------------------------------------------------------------------------------
                           IT Consulting & Other Services -- 0.0%+
      124,685              Tempo Acquisition LLC, Initial Term Loan, 5.077% (LIBOR +
                           300 bps), 5/1/24                                               $    124,981
                                                                                          ------------
                           Total Software & Services                                      $    300,170
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
------------------------------------------------------------------------------------------------------
                           TELECOMMUNICATION SERVICES -- 0.1%
                           Integrated Telecommunication Services -- 0.1%
      130,921              CenturyLink, Inc., Initial Term B Loan, 4.827% (LIBOR +
                           275 bps), 1/31/25                                              $    129,134
      145,033              GCI Holdings, Inc. New Term B Loan, 4.327% (LIBOR +
                           225 bps), 2/2/22                                                    145,532
                                                                                          ------------
                                                                                          $    274,666
------------------------------------------------------------------------------------------------------
                           Wireless Telecommunication Services -- 0.0%+
       87,279              Sprint Communications, Inc., Initial Term Loan, 4.625%
                           (LIBOR + 250 bps), 2/2/24                                      $     87,399
                                                                                          ------------
                           Total Telecommunication Services                               $    362,065
------------------------------------------------------------------------------------------------------
                           UTILITIES -- 0.1%
                           Electric Utilities -- 0.1%
      209,000              APLH Holdings LP, Term Loan, 5.077% (LIBOR +
                           300 bps), 4/13/23                                              $    209,941
      175,000(k)           Vistra Operations Co., LLC (fka Tex Operations Co., LLC),
                           Initial Term Loan, 8/4/23                                           174,915
                                                                                          ------------
                           Total Utilities                                                $    384,856
------------------------------------------------------------------------------------------------------
                           TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                           (Cost $4,479,821)                                              $  4,489,323
------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- 13.1% of Net Assets
       45,036              Fannie Mae, 2.5%, 3/1/43                                       $     42,194
       33,341              Fannie Mae, 2.5%, 4/1/43                                             31,242
       15,729              Fannie Mae, 2.5%, 8/1/43                                             14,737
       28,949              Fannie Mae, 2.5%, 4/1/45                                             27,005
       39,840              Fannie Mae, 2.5%, 4/1/45                                             37,164
       38,465              Fannie Mae, 2.5%, 8/1/45                                             35,881
       85,818              Fannie Mae, 3.0%, 10/1/30                                            85,330
      181,549              Fannie Mae, 3.0%, 5/1/31                                            180,124
      258,756              Fannie Mae, 3.0%, 5/1/43                                            251,493
      209,963              Fannie Mae, 3.0%, 6/1/45                                            203,713
       18,006              Fannie Mae, 3.0%, 5/1/46                                             17,395
       89,268              Fannie Mae, 3.0%, 5/1/46                                             86,496
      240,464              Fannie Mae, 3.0%, 11/1/46                                           232,111
      208,328              Fannie Mae, 3.0%, 1/1/47                                            201,839
       69,047              Fannie Mae, 3.0%, 3/1/47                                             66,647
    1,075,096              Fannie Mae, 3.5%, 7/1/43                                          1,074,017
      594,711              Fannie Mae, 3.5%, 9/1/44                                            592,064
    1,418,684              Fannie Mae, 3.5%, 12/1/45                                         1,409,805
      150,794              Fannie Mae, 3.5%, 1/1/46                                            149,852
      238,518              Fannie Mae, 3.5%, 9/1/46                                            237,062
       89,911              Fannie Mae, 3.5%, 1/1/47                                             89,328

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 41

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
      294,617              Fannie Mae, 3.5%, 1/1/47                                       $    292,727
      202,212              Fannie Mae, 3.5%, 5/1/47                                            200,852
      279,234              Fannie Mae, 3.5%, 5/1/47                                            277,313
      200,594              Fannie Mae, 3.5%, 7/1/47                                            199,229
      269,951              Fannie Mae, 3.5%, 7/1/47                                            268,156
       35,578              Fannie Mae, 3.5%, 8/1/47                                             35,330
      446,551              Fannie Mae, 3.5%, 8/1/47                                            443,375
       68,087              Fannie Mae, 3.5%, 11/1/47                                            67,613
      163,670              Fannie Mae, 3.5%, 12/1/47                                           162,451
      275,200              Fannie Mae, 3.5%, 12/1/47                                           273,117
       93,859              Fannie Mae, 3.5%, 1/1/48                                             93,125
       67,098              Fannie Mae, 3.5%, 2/1/48                                             66,598
      236,622              Fannie Mae, 4.0%, 9/1/40                                            242,129
      326,198              Fannie Mae, 4.0%, 9/1/40                                            333,788
      173,303              Fannie Mae, 4.0%, 10/1/40                                           178,327
       71,875              Fannie Mae, 4.0%, 1/1/41                                             73,546
      330,102              Fannie Mae, 4.0%, 2/1/41                                            337,775
      604,348              Fannie Mae, 4.0%, 2/1/41                                            618,382
      380,335              Fannie Mae, 4.0%, 3/1/41                                            389,163
      104,933              Fannie Mae, 4.0%, 5/1/42                                            107,375
      475,425              Fannie Mae, 4.0%, 6/1/42                                            486,730
      178,419              Fannie Mae, 4.0%, 9/1/42                                            182,571
      364,771              Fannie Mae, 4.0%, 7/1/43                                            370,689
      167,111              Fannie Mae, 4.0%, 8/1/43                                            170,543
      250,468              Fannie Mae, 4.0%, 8/1/43                                            255,426
      217,955              Fannie Mae, 4.0%, 7/1/44                                            221,932
      274,330              Fannie Mae, 4.0%, 9/1/44                                            279,273
      295,484              Fannie Mae, 4.0%, 9/1/45                                            300,433
      119,208              Fannie Mae, 4.0%, 10/1/45                                           121,177
      146,870              Fannie Mae, 4.0%, 6/1/46                                            149,281
      160,994              Fannie Mae, 4.0%, 7/1/46                                            163,638
       81,544              Fannie Mae, 4.0%, 4/1/47                                             83,126
       24,536              Fannie Mae, 4.0%, 6/1/47                                             25,013
       45,711              Fannie Mae, 4.0%, 6/1/47                                             46,600
       71,532              Fannie Mae, 4.0%, 6/1/47                                             72,710
      114,400              Fannie Mae, 4.0%, 6/1/47                                            116,285
      218,061              Fannie Mae, 4.0%, 6/1/47                                            221,653
       73,678              Fannie Mae, 4.0%, 7/1/47                                             74,892
       63,065              Fannie Mae, 4.0%, 8/1/47                                             64,104
      126,934              Fannie Mae, 4.0%, 8/1/47                                            129,025
      146,858              Fannie Mae, 4.0%, 12/1/47                                           149,277
      187,787              Fannie Mae, 4.0%, 4/1/48                                            190,879

The accompanying notes are an integral part of these financial statements.

42 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
        9,754              Fannie Mae, 4.5%, 11/1/20                                      $      9,878
      383,281              Fannie Mae, 4.5%, 6/1/40                                            401,684
      278,208              Fannie Mae, 4.5%, 4/1/41                                            291,542
        6,229              Fannie Mae, 4.5%, 12/1/43                                             6,525
      315,904              Fannie Mae, 4.5%, 12/1/43                                           329,499
      147,038              Fannie Mae, 4.5%, 5/1/46                                            152,571
      102,396              Fannie Mae, 4.5%, 2/1/47                                            106,584
      178,959              Fannie Mae, 5.0%, 5/1/31                                            189,154
       27,869              Fannie Mae, 5.5%, 3/1/23                                             28,912
        6,312              Fannie Mae, 5.5%, 3/1/34                                              6,739
       12,236              Fannie Mae, 5.5%, 12/1/34                                            13,263
       71,686              Fannie Mae, 5.5%, 10/1/35                                            76,981
       29,578              Fannie Mae, 5.5%, 12/1/35                                            31,927
       31,867              Fannie Mae, 5.5%, 12/1/35                                            34,388
       23,268              Fannie Mae, 5.5%, 5/1/37                                             25,101
      118,712              Fannie Mae, 5.5%, 5/1/38                                            127,524
          795              Fannie Mae, 6.0%, 9/1/29                                                869
        2,239              Fannie Mae, 6.0%, 8/1/32                                              2,449
       18,515              Fannie Mae, 6.0%, 12/1/33                                            20,153
       13,735              Fannie Mae, 6.0%, 10/1/37                                            14,913
        8,696              Fannie Mae, 6.0%, 12/1/37                                             9,483
       15,196              Fannie Mae, 6.5%, 4/1/29                                             16,492
        4,067              Fannie Mae, 6.5%, 7/1/29                                              4,456
       21,786              Fannie Mae, 6.5%, 5/1/32                                             24,289
       17,509              Fannie Mae, 6.5%, 9/1/32                                             19,311
        8,964              Fannie Mae, 6.5%, 10/1/32                                             9,820
       10,503              Fannie Mae, 7.0%, 1/1/36                                             11,534
       71,944              Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                       69,876
      133,067              Federal Home Loan Mortgage Corp., 3.0%, 4/1/43                      129,301
       74,423              Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                       72,284
      152,257              Federal Home Loan Mortgage Corp., 3.0%, 6/1/46                      147,137
       37,771              Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                      36,501
       55,952              Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                      53,963
      155,186              Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                      149,682
      110,483              Federal Home Loan Mortgage Corp., 3.5%, 3/1/26                      111,437
      162,529              Federal Home Loan Mortgage Corp., 3.5%, 11/1/28                     164,131
      291,252              Federal Home Loan Mortgage Corp., 3.5%, 3/1/42                      290,847
    1,165,219              Federal Home Loan Mortgage Corp., 3.5%, 9/1/42                    1,163,601
      432,709              Federal Home Loan Mortgage Corp., 3.5%, 7/1/44                      431,672
       58,815              Federal Home Loan Mortgage Corp., 3.5%, 8/1/44                       58,654
      401,179              Federal Home Loan Mortgage Corp., 3.5%, 1/1/45                      399,141
    1,238,406              Federal Home Loan Mortgage Corp., 3.5%, 3/1/45                    1,231,697

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 43

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
      452,668              Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                 $    450,215
      106,759              Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                      106,158
      247,626              Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                      246,822
      271,376              Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                      269,569
      287,922              Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                      287,521
      100,060              Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                      99,261
       24,467              Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                       24,300
       48,980              Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                       48,558
       94,887              Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                       94,069
      222,037              Federal Home Loan Mortgage Corp., 3.5%, 7/1/47                      220,103
      207,625              Federal Home Loan Mortgage Corp., 3.5%, 8/1/47                      205,797
      250,049              Federal Home Loan Mortgage Corp., 3.5%, 10/1/47                     247,798
       81,510              Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                      80,776
      110,156              Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                     109,186
       73,625              Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                       72,960
      150,680              Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                      149,320
      266,377              Federal Home Loan Mortgage Corp., 4.0%, 2/1/40                      272,766
      471,932              Federal Home Loan Mortgage Corp., 4.0%, 11/1/40                     483,213
      518,403              Federal Home Loan Mortgage Corp., 4.0%, 11/1/40                     530,814
      303,844              Federal Home Loan Mortgage Corp., 4.0%, 1/1/41                      311,119
      697,402              Federal Home Loan Mortgage Corp., 4.0%, 6/1/44                      710,903
      198,786              Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                      202,634
      205,232              Federal Home Loan Mortgage Corp., 4.0%, 9/1/44                      209,204
      597,203              Federal Home Loan Mortgage Corp., 4.0%, 10/1/44                     608,760
      214,214              Federal Home Loan Mortgage Corp., 4.0%, 11/1/44                     218,361
       56,292              Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                       57,355
       86,377              Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                       88,008
      178,575              Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                      181,779
      186,494              Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                      190,015
      317,658              Federal Home Loan Mortgage Corp., 4.0%, 5/1/47                      323,268
       43,226              Federal Home Loan Mortgage Corp., 4.0%, 6/1/47                       43,953
      176,484              Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                     179,301
       45,123              Federal Home Loan Mortgage Corp., 4.5%, 8/1/34                       46,997
      179,962              Federal Home Loan Mortgage Corp., 4.5%, 5/1/40                      188,568
       92,562              Federal Home Loan Mortgage Corp., 4.5%, 7/1/40                       96,997
      181,023              Federal Home Loan Mortgage Corp., 4.5%, 5/1/41                      189,634
      166,625              Federal Home Loan Mortgage Corp., 4.5%, 5/1/47                      172,830
       34,673              Federal Home Loan Mortgage Corp., 5.0%, 11/1/34                      36,929
       32,205              Federal Home Loan Mortgage Corp., 5.0%, 8/1/37                       34,306
        7,479              Federal Home Loan Mortgage Corp., 5.0%, 5/1/39                        7,969
       15,556              Federal Home Loan Mortgage Corp., 5.0%, 12/1/39                      16,607
       19,662              Federal Home Loan Mortgage Corp., 5.5%, 11/1/34                      21,286

The accompanying notes are an integral part of these financial statements.

44 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
       30,852              Federal Home Loan Mortgage Corp., 6.0%, 4/1/33                 $     33,498
       13,874              Federal Home Loan Mortgage Corp., 6.0%, 1/1/38                       15,123
       21,987              Federal Home Loan Mortgage Corp., 6.0%, 10/1/38                      23,947
        8,292              Federal Home Loan Mortgage Corp., 6.5%, 10/1/33                       9,316
       72,997              Federal Home Loan Mortgage Corp., 7.0%, 10/1/46                      78,024
      208,646              Government National Mortgage Association I,
                           3.5%, 11/15/41                                                      209,772
       38,544              Government National Mortgage Association I,
                           3.5%, 10/15/42                                                       38,829
      438,042              Government National Mortgage Association I,
                           4.0%, 9/15/41                                                       450,241
       81,764              Government National Mortgage Association I,
                           4.0%, 4/15/45                                                        83,677
      136,914              Government National Mortgage Association I,
                           4.0%, 6/15/45                                                       140,097
       65,980              Government National Mortgage Association I,
                           4.5%, 5/15/39                                                        69,656
       12,162              Government National Mortgage Association I,
                           5.5%, 8/15/33                                                        13,196
       16,917              Government National Mortgage Association I,
                           5.5%, 9/15/33                                                        18,132
       13,722              Government National Mortgage Association I,
                           6.0%, 10/15/33                                                       14,985
       10,459              Government National Mortgage Association I,
                           6.0%, 9/15/34                                                        11,345
       76,719              Government National Mortgage Association I,
                           6.0%, 9/15/38                                                        84,105
       13,464              Government National Mortgage Association I,
                           6.5%, 10/15/28                                                       14,779
       33,616              Government National Mortgage Association I,
                           6.5%, 5/15/31                                                        36,900
       20,473              Government National Mortgage Association I,
                           6.5%, 6/15/32                                                        22,936
       22,247              Government National Mortgage Association I,
                           6.5%, 12/15/32                                                       25,193
       23,104              Government National Mortgage Association I,
                           6.5%, 5/15/33                                                        25,361
          341              Government National Mortgage Association I,
                           7.0%, 8/15/28                                                           371
        2,936              Government National Mortgage Association I,
                           8.0%, 2/15/30                                                         2,951
      105,871              Government National Mortgage Association II,
                           3.0%, 8/20/46                                                       103,566
      328,830              Government National Mortgage Association II,
                           3.0%, 9/20/46                                                       321,780
      225,600              Government National Mortgage Association II,
                           3.5%, 11/20/46                                                      225,882
      171,982              Government National Mortgage Association II,
                           4.0%, 10/20/46                                                      176,565

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 45

-------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
      226,885              Government National Mortgage Association II,
                           4.0%, 1/20/47                                                  $    232,159
      255,000              Government National Mortgage Association II,
                           4.0%, 8/1/48 (TBA)                                                  260,698
      116,262              Government National Mortgage Association II,
                           4.5%, 9/20/44                                                       119,227
       43,069              Government National Mortgage Association II,
                           4.5%, 10/20/44                                                       45,327
       91,008              Government National Mortgage Association II,
                           4.5%, 11/20/44                                                       95,776
      237,539              Government National Mortgage Association II,
                           4.5%, 2/20/48                                                       246,956
       28,522              Government National Mortgage Association II,
                           5.5%, 2/20/34                                                        31,089
       46,752              Government National Mortgage Association II,
                           6.5%, 11/20/28                                                       52,168
        2,028              Government National Mortgage Association II,
                           7.5%, 9/20/29                                                         2,299
      534,200              U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45               510,289
    1,177,731              U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47            1,158,946
    2,266,943              U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46              2,298,488
-------------------------------------------------------------------------------------------------------
                           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                           (Cost $36,643,719)                                             $ 35,516,730
-------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 99.8%
                           (Cost $233,258,068)                                            $270,876,606
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                            Net           Change in Net
                                                            Realized      Unrealized
                                             Dividend       Gain          Appreciation
Shares                                       Income         (Loss)        (Depreciation)
-------------------------------------------------------------------------------------------------------
                           AFFILIATED ISSUER -- 0.4%
                           CLOSED-END FUND -- 0.4% of Net Assets
                           INSURANCE -- 0.4%
                           Property & Casualty Insurance -- 0.4%
      110,371              Pioneer ILS
                           Interval Fund(l)  $11,899        $(2,370)      $(58,300)       $  1,081,636
                                                                                          -------------
                           Total Insurance                                                $  1,081,636
-------------------------------------------------------------------------------------------------------
                           TOTAL CLOSED-END FUND
                           (Cost $1,123,856)                                              $  1,081,636
-------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS IN AFFILIATED ISSUER -- 0.4%
                           (Cost $1,123,856)                                              $  1,081,636
-------------------------------------------------------------------------------------------------------
                           OTHER ASSETS AND LIABILITIES -- (0.2)%                         $   (429,284)
-------------------------------------------------------------------------------------------------------
                           NET ASSETS -- 100.0%                                           $271,528,958
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

(A. D. R. )    American Depositary Receipts.

bps            Basis Points.

FREMF          Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

LIBOR          London Interbank Offered Rate.

ICE            Intercontinental Exchange.

PRIME          U. S. Federal Funds Rate.

REIT           Real Estate Investment Trust.

REMICS         Real Estate Mortgage Investment Conduits.

(TBA)          "To Be Announced" Securities.

ZERO           Zero Constant Index.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2018, the value of these securities amounted to $26,223,388, or 9.7% of net assets.

(Cat Bond)     Catastrophe or event-linked bond. At July 31, 2018, the value of these securities amounted to $2,259,725, or 0.8% of net assets.
               See Notes to Financial Statements -- Note 1H.

+              Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR,
               (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at July 31, 2018.

+ Securities that used significant unobservable inputs to determine their value.

(a)            Non-income producing security.

(b)            Security is perpetual in nature and has no stated maturity date.

(c) Floating rate note. Coupon rate, reference index and spread shown at July 31, 2018.

(d) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at July 31, 2018.

(e) Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(f) Structured reinsurance investment. At July 31, 2018, the value of these securities amounted to $698,646, or 0.3% of net assets. See Notes to Financial Statements -- Note 1H.

(g)            Rate to be determined.

(h)            Consists of Revenue Bonds unless otherwise indicated.

(i) Security issued with a zero coupon. Income is recognized through accretion of discount.

(j)            Represents a General Obligation Bond.

(k) This term loan will settle after July 31, 2018, at which time the interest rate will be determined.

(l)            Affiliated fund managed by Amundi Pioneer Asset Management, Inc.
               (the "Adviser").

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 47

FUTURES CONTRACTS
INTEREST RATE FUTURES CONTRACTS

--------------------------------------------------------------------------------
 Number of
 Contracts                 Expiration   Notional      Market       Unrealized
 Long        Description   Date         Amount        Value        Depreciation
--------------------------------------------------------------------------------
 17          U.S. 2-Year   9/28/18      $3,609,312    $3,593,375   $(15,937)
             Note (CBT)
 14          U.S. 5-Year   9/28/18       1,593,484     1,583,750     (9,734)
             Note (CBT)
--------------------------------------------------------------------------------
                                        $5,202,796    $5,177,125   $(25,671)
================================================================================

--------------------------------------------------------------------------------------
 Number of
 Contracts                      Expiration   Notional      Market        Unrealized
 Short       Description        Date         Amount        Value         Appreciation
--------------------------------------------------------------------------------------
 19          U.S. 10-Year
             Note (CBT)         9/19/18      $2,286,234    $2,269,015    $17,219
 18          U.S. 10-Year
             Ultra Bond (CBT)   9/19/18       2,296,010     2,287,969      8,041
  4          U.S. Long
             Bond (CBT)         9/19/18         579,203       571,875      7,328
  3          U.S. Ultra
             Bond (CBT)         9/19/18         473,469       470,719      2,750
--------------------------------------------------------------------------------------
                                             $5,634,916    $5,599,578    $35,338
--------------------------------------------------------------------------------------
TOTAL FUTURES CONTRACTS                      $ (432,120)   $ (422,453)   $ 9,667
======================================================================================

Purchases and sales of securities (excluding temporary cash investments) for year ended July 31, 2018, were as follows:

------------------------------------------------------------------------------
                                             Purchases          Sales
------------------------------------------------------------------------------
Long-Term U.S. Government Securities         $ 24,882,568       $ 27,714,972
Other Long-term Securities                    152,394,066        185,019,422

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are affected at current market prices. During the year ended July 31, 2018, the Fund engaged in purchases and sales pursuant to these procedures amounting to $679,210 and $--, respectively.

At July 31, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $234,178,980 was as follows:

          Aggregate gross unrealized appreciation for all investments in which
            there is an excess of value over tax cost                                $41,519,080

          Aggregate gross unrealized depreciation for all investments in which
            there is an excess of tax cost over value                                 (3,730,151)
                                                                                     ------------
          Net unrealized appreciation                                                $37,788,929
                                                                                     ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

The following is a summary of the inputs used as of July 31, 2018, in valuing the Fund's investments.

--------------------------------------------------------------------------------------------------------
                                         Level 1           Level 2           Level 3        Total
--------------------------------------------------------------------------------------------------------
Common Stocks                            $169,990,811      $         --      $     --       $169,990,811
Convertible Preferred Stock                   578,869                --            --            578,869
Asset Backed Securities                            --         3,747,059            --          3,747,059
Collateralized Mortgage Obligations                --        16,098,348            --         16,098,348
Corporate Bonds
  Insurance
    Reinsurance                                    --         2,259,725       698,646          2,958,371
  All Other Corporate Bonds                        --        34,929,919            --         34,929,919
Foreign Government Bond                            --          275,550             --            275,550
Municipal Bonds                                    --         2,291,626            --          2,291,626
Senior Secured Floating
  Rate Loan Interests                              --         4,489,323            --          4,489,323
U.S. Government and
  Agency Obligations                               --        35,516,730            --         35,516,730
Closed-End Fund
  Insurance
    Property & Casualty
      Insurance                                    --         1,081,636            --          1,081,636
--------------------------------------------------------------------------------------------------------
Total Investments in Securities          $170,569,680      $100,689,916      $698,646       $271,958,242
========================================================================================================
Other Financial Instruments
Net unrealized appreciation
  on futures contracts                   $      9,667      $         --      $     --       $      9,667
--------------------------------------------------------------------------------------------------------
Total Other
  Financial Instruments                  $      9,667      $         --      $     --       $      9,667
========================================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------
                                                                Corporate
                                                                Bonds
--------------------------------------------------------------------------
Balance as of 7/31/17                                           $ 653,839
Realized gain (loss)(1)                                                --
Changed in unrealized appreciation (depreciation)(2)              (93,521)
Accrued discounts/premiums                                            563
Purchases                                                         713,738
Sales                                                            (575,973)
Transfers in to Level 3*                                               --
Transfers out of Level 3*                                              --
--------------------------------------------------------------------------
Balance as of 7/31/18                                           $ 698,646
==========================================================================

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) in investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. For the year ended July 31, 2018, there were no transfers between Levels 1, 2 and 3.


      Net change in unrealized appreciation (depreciation) of Level 3 investments
      still held and considered Level 3 at July 31, 2018:                             $(45,986)
                                                                                      ---------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 49

Statement of Assets and Liabilities | 7/31/18

ASSETS:
  Investments in unaffiliated issuers, at value (cost $233,258,068)             $270,876,606
  Investments in affiliated issuers, at value (cost $1,123,856)                    1,081,636
  Cash                                                                               290,388
  Foreign currencies, at value (cost $812)                                               839
  Futures collateral                                                                 111,500
  Net unrealized appreciation on futures contracts                                     9,667
  Net unrealized appreciation on unfunded loan commitments                                24
  Receivables --
     Investment securities sold                                                    1,612,036
     Fund shares sold                                                                496,463
     Dividends                                                                       124,680
     Interest                                                                        590,139
  Other assets                                                                        18,780
---------------------------------------------------------------------------------------------
       Total assets                                                             $275,212,758
=============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                            $  2,938,989
     Fund shares repurchased                                                         540,935
     Distributions                                                                       553
     Trustees' fees                                                                      629
  Variation margin for futures contracts                                               6,578
  Due to broker for futures                                                            9,668
  Due to affiliates                                                                   36,656
  Accrued expenses                                                                   149,792
---------------------------------------------------------------------------------------------
       Total liabilities                                                        $  3,683,800
=============================================================================================
NET ASSETS:
  Paid-in capital                                                               $220,104,199
  Undistributed net investment income                                                654,000
  Accumulated net realized gain on investments                                    13,184,723
  Net unrealized appreciation on investments                                      37,586,036
---------------------------------------------------------------------------------------------
       Net assets                                                               $271,528,958
=============================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $185,382,256/19,224,141 shares)                             $       9.64
  Class C (based on $49,204,873/5,142,722 shares)                               $       9.57
  Class K (based on $108,101/11,222 shares)                                     $       9.63
  Class R (based on $5,941,483/616,187 shares)                                  $       9.64
  Class Y (based on $30,892,245/3,182,405 shares)                               $       9.71
MAXIMUM OFFERING PRICE:
  Class A ($9.64 [divided by] 95.5%)                                            $      10.09
=============================================================================================

The accompanying notes are an integral part of these financial statements.

50 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

Statement of Operations

For the Year Ended 7/31/18

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign taxes
     withheld $53,063)                                                     $ 4,467,814
  Dividends from affiliated issuers                                             11,899
  Interest from unaffiliated issuers (net of foreign taxes
     withheld $2,664)                                                        3,638,527
---------------------------------------------------------------------------------------------------------
     Total investment income                                                                 $ 8,118,240
=========================================================================================================
EXPENSES:
  Management fees                                                          $ 1,790,004
  Administrative expense                                                       142,222
  Transfer agent fees
     Class A                                                                   144,496
     Class C                                                                    29,824
     Class K                                                                        20
     Class R                                                                    30,949
     Class Y                                                                    39,317
  Distribution fees
     Class A                                                                   457,773
     Class C                                                                   484,412
     Class R                                                                    58,035
  Shareowner communications expense                                             59,606
  Custodian fees                                                                51,014
  Registration fees                                                             89,398
  Professional fees                                                             68,203
  Printing expense                                                              48,599
  Pricing expense                                                               50,303
  Trustees' fees                                                                 9,139
  Insurance expense                                                              3,500
  Miscellaneous                                                                 18,214
---------------------------------------------------------------------------------------------------------
     Total expenses                                                                          $ 3,575,028
     Less fees waived and expenses reimbursed by the Adviser                                     (56,531)
---------------------------------------------------------------------------------------------------------
     Net expenses                                                                            $ 3,518,497
---------------------------------------------------------------------------------------------------------
       Net investment income                                                                 $ 4,599,743
---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                   $23,227,140
     Investments in affiliated issuers                                          (2,370)
     Futures contracts                                                         281,964
     Other assets and liabilities denominated in foreign currencies             11,046       $23,517,780
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                   $(3,210,694)
     Investments in affiliated issuers                                         (58,300)
     Futures contracts                                                          19,435
     Unfunded loan commitments                                                      24
     Other assets and liabilities denominated in foreign currencies               (552)      $(3,250,087)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                     $20,267,693
---------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                       $24,867,436
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 51

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------
                                                                Year Ended             Year Ended
                                                                7/31/18                7/31/17
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                    $  4,599,743           $  5,063,742
Net realized gain (loss) on investments                           23,517,780             10,447,883
Change in net unrealized appreciation (depreciation)
  on investments                                                  (3,250,087)             8,778,430
----------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations       $ 24,867,436           $ 24,290,055
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.17 and $0.17 per share, respectively)          $ (3,270,990)          $ (3,322,680)
     Class C ($0.10 and $0.10 per share, respectively)              (522,660)              (503,643)
     Class K ($0.21 and $0.20 per share, respectively)                (2,351)                (1,849)
     Class R ($0.15 and $0.16 per share, respectively)              (183,495)              (471,315)
     Class Y ($0.20 and $0.19 per share, respectively)              (710,974)              (720,886)
Net realized gain:
     Class A ($0.71 and $0.04 per share, respectively)           (12,676,668)              (815,185)
     Class C ($0.71 and $0.04 per share, respectively)            (3,415,166)              (227,440)
     Class K ($0.71 and $0.04 per share, respectively)                (7,925)                  (484)
     Class R ($0.71 and $0.04 per share, respectively)              (539,062)              (128,445)
     Class Y ($0.71 and $0.04 per share, respectively)            (2,628,346)              (170,006)
----------------------------------------------------------------------------------------------------
        Total distributions to shareowners                      $(23,957,637)          $ (6,361,933)
----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                               $ 46,583,833           $ 74,262,486
Reinvestment of distributions                                     22,643,164              5,975,163
Cost of shares repurchased                                       (89,485,183)           (98,774,337)
----------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from Fund
        share transactions                                      $(20,258,186)          $(18,536,688)
----------------------------------------------------------------------------------------------------
     Net decrease in net assets                                 $(19,348,387)          $   (608,566)
NET ASSETS:
Beginning of year                                               $290,877,345           $291,485,911
----------------------------------------------------------------------------------------------------
End of year                                                     $271,528,958           $290,877,345
====================================================================================================
Undistributed net investment income                             $    654,000           $    440,039
====================================================================================================

The accompanying notes are an integral part of these financial statements.

52 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

----------------------------------------------------------------------------------------------------
                                  Year Ended      Year Ended           Year Ended      Year Ended
                                  7/31/18         7/31/18              7/31/17         7/31/17
                                  Shares          Amount               Shares          Amount
----------------------------------------------------------------------------------------------------
Class A
Shares sold                        2,639,707      $ 25,386,552          2,782,536      $ 25,754,501
Reinvestment of distributions      1,627,839        15,365,828            432,032         3,967,783
Less shares repurchased           (3,684,312)      (35,544,558)        (4,208,615)      (38,904,801)
----------------------------------------------------------------------------------------------------
     Net increase (decrease)         583,234      $  5,207,822           (994,047)     $ (9,182,517)
====================================================================================================
Class C
Shares sold                        1,073,243      $ 10,226,676          1,075,844      $  9,835,642
Reinvestment of distributions        391,643         3,661,793             72,511           658,325
Less shares repurchased           (1,176,794)      (11,208,590)        (1,671,500)      (15,354,537)
----------------------------------------------------------------------------------------------------
     Net increase (decrease)         288,092      $  2,679,879           (523,145)     $ (4,860,570)
====================================================================================================
Class K
Shares sold                           11,222      $    106,951             10,112      $     90,012
Reinvestment of distributions             --                --                 --                --
Less shares repurchased              (11,222)         (106,948)                --                --
----------------------------------------------------------------------------------------------------
     Net increase                         --      $          3             10,112      $     90,012
====================================================================================================
Class R
Shares sold                          195,463      $  1,897,313          2,852,530      $ 25,536,217
Reinvestment of distributions         47,457           450,170             55,645           510,155
Less shares repurchased           (2,482,300)      (24,488,599)          (414,219)       (3,879,662)
----------------------------------------------------------------------------------------------------
     Net increase (decrease)      (2,239,380)     $(22,141,116)         2,493,956      $ 22,166,710
====================================================================================================
Class Y
Shares sold                          933,900      $  8,966,341          1,396,908      $ 13,046,114
Reinvestment of distributions        333,095         3,165,373             90,726           838,900
Less shares repurchased           (1,879,083)      (18,136,488)        (4,473,330)      (40,635,337)
----------------------------------------------------------------------------------------------------
     Net decrease                   (612,088)     $ (6,004,774)        (2,985,696)     $(26,750,323)
====================================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 53

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------------
                                                            Year           Year            Year           Year          Year
                                                            Ended          Ended           Ended          Ended         Ended
                                                            7/31/18        7/31/17         7/31/16*       7/31/15*      7/31/14*
---------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                        $   9.65       $   9.07        $   9.36       $   9.76      $  10.62
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                              $   0.17(a)    $   0.17(a)     $   0.16(a)    $   0.18      $   0.22
  Net realized and unrealized gain (loss) on
    investments                                                 0.70           0.62           (0.09)          0.46          1.06
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $   0.87       $   0.79        $   0.07       $   0.64      $   1.28
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                     $  (0.17)      $  (0.17)       $  (0.18)      $  (0.18)     $  (0.22)
  Net realized gain                                            (0.71)         (0.04)          (0.18)         (0.86)        (1.92)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $  (0.88)      $  (0.21)       $  (0.36)      $  (1.04)     $  (2.14)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $  (0.01)      $   0.58        $  (0.29)      $  (0.40)     $  (0.86)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $   9.64       $   9.65        $   9.07       $   9.36      $   9.76
=================================================================================================================================
Total return (b)                                                9.33%          8.94%(c)        0.88%          6.82%        13.63%
Ratio of net expenses to average net assets                     1.16%          1.16%           1.16%          1.16%         1.16%
Ratio of net investment income (loss) to average
  net assets                                                    1.76%          1.87%           1.87%          1.89%         2.22%
Portfolio turnover rate                                           65%            51%             47%            44%           49%
Net assets, end of period (in thousands)                    $185,382       $179,867        $178,013       $179,691      $149,672
Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for fees
  paid indirectly:
  Total expenses to average net assets                          1.17%          1.19%           1.22%          1.23%         1.25%
  Net investment income (loss) to average net assets            1.75%          1.84%           1.81%          1.82%         2.13%
=================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2017, the total return would have been 8.83%.


The accompanying notes are an integral part of these financial statements.

54 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

-------------------------------------------------------------------------------------------------------------------------
                                                            Year         Year         Year         Year          Year
                                                            Ended        Ended        Ended        Ended         Ended
                                                            7/31/18      7/31/17      7/31/16*     7/31/15*      7/31/14*
-------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                        $  9.58      $  9.00      $  9.30      $  9.70       $ 10.58
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                              $  0.10(a)   $  0.10(a)   $  0.10(a)   $  0.11       $  0.15
  Net realized and unrealized gain (loss) on
    investments                                                0.70         0.62        (0.11)        0.47          1.04
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $  0.80      $  0.72      $ (0.01)     $  0.58       $  1.19
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                     $ (0.10)     $ (0.10)     $ (0.11)     $ (0.12)      $ (0.15)
  Net realized gain                                           (0.71)       (0.04)       (0.18)       (0.86)        (1.92)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $ (0.81)     $ (0.14)     $ (0.29)     $ (0.98)      $ (2.07)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $ (0.01)     $  0.58      $ (0.30)     $ (0.40)      $ (0.88)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  9.57      $  9.58      $  9.00      $  9.30       $  9.70
=========================================================================================================================
Total return (b)                                               8.63%        8.10%        0.04%        6.14%(c)     12.60%
Ratio of net expenses to average net assets                    1.90%        1.91%        1.93%        1.93%         1.95%
Ratio of net investment income (loss) to average
  net assets                                                   1.03%        1.12%        1.10%        1.10%         1.48%
Portfolio turnover rate                                          65%          51%          47%          44%           49%
Net assets, end of period (in thousands)                    $49,205      $46,520      $48,385      $40,470       $23,695
=========================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2015, the total return would have been 6.03%.


The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 55

--------------------------------------------------------------------------------------------------
                                                         Year           Year
                                                         Ended          Ended          12/1/15 to
                                                         7/31/18        7/31/17        7/31/16*
--------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                     $ 9.65         $ 9.06         $ 9.01
-------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                            $ 0.20(a)      $ 0.20(a)      $ 0.12(a)
 Net realized and unrealized gain (loss)
    on investments                                         0.70           0.63           0.08
-------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations       $ 0.90         $ 0.83         $ 0.20
-------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                   $(0.21)        $(0.20)        $(0.14)
 Net realized gain                                        (0.71)         (0.04)         (0.01)
-------------------------------------------------------------------------------------------------
Total distributions                                      $(0.92)        $(0.24)        $(0.15)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value               $(0.02)        $ 0.59         $ 0.05
-------------------------------------------------------------------------------------------------
Net asset value, end of period                           $ 9.63         $ 9.65         $ 9.06
==================================================================================================
Total return (b)                                           9.66%          9.36%(c)       2.29%(d)
Ratio of net expenses to average net assets                0.85%          0.85%          0.98%(e)
Ratio of net investment income (loss) to average
 net assets                                                2.07%          2.19%          2.00%(e)
Portfolio turnover rate                                      65%            51%            47%(d)
Net assets, end of period (in thousands)                 $  108         $  108         $   10
==================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2017, the total return would have been 9.25%.

(d)   Not annualized.

(e)   Annualized.


The accompanying notes are an integral part of these financial statements.

56 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

-----------------------------------------------------------------------------------------------------------------------
                                                                Year           Year           Year
                                                                Ended          Ended          Ended          7/1/15 to
                                                                7/31/18        7/31/17        7/31/16*       7/31/15*
-----------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                            $ 9.64         $  9.06        $ 9.36         $9.27
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                  $ 0.15(a)      $  0.15(a)     $ 0.15(a)      $0.00(b)
  Net realized and unrealized gain (loss) on investments          0.71            0.63         (0.10)         0.09
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $ 0.86         $  0.78        $ 0.05         $0.09
----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                         $(0.15)        $ (0.16)       $(0.17)        $  --
  Net realized gain                                              (0.71)          (0.04)        (0.18)           --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                             $(0.86)        $ (0.20)       $(0.35)        $  --
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $   --         $  0.58        $(0.30)        $0.09
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 9.64         $  9.64        $ 9.06         $9.36
=======================================================================================================================
Total return (c)                                                  9.17%           8.78%         0.67%         0.97%(d)
Ratio of net expenses to average net assets                       1.30%           1.30%         1.30%         1.30%(e)
Ratio of net investment income (loss) to average net assets       1.56%           1.64%         1.73%         2.73%(e)
Portfolio turnover rate                                             65%             51%           47%           44%(d)
Net assets, end of period (in thousands)                        $5,941         $27,533        $3,277         $ 139
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                            1.57%           1.56%         1.53%         1.67%(e)
  Net investment income (loss) to average net assets              1.29%           1.38%         1.50%         2.36%(e)
=======================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)   Amount rounds to less than $0.01 or $(0.01) per share.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)   Not annualized.

(e)   Annualized.


The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 57

--------------------------------------------------------------------------------------------------------------------------------
                                                         Year            Year            Year            Year          Year
                                                         Ended           Ended           Ended           Ended         Ended
                                                         7/31/18         7/31/17         7/31/16*        7/31/15*      7/31/14*
--------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                     $  9.71         $  9.11         $  9.41         $  9.79       $ 10.66
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                           $  0.19(a)      $  0.20(a)      $  0.18(a)      $  0.20       $  0.24
  Net realized and unrealized gain (loss) on
    investments                                             0.72            0.63           (0.11)           0.48          1.06
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations       $  0.91         $  0.83         $  0.07         $  0.68       $  1.30
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                  $ (0.20)        $ (0.19)        $ (0.19)        $ (0.20)      $ (0.25)
  Net realized gain                                        (0.71)          (0.04)          (0.18)          (0.86)        (1.92)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                      $ (0.91)        $ (0.23)        $ (0.37)        $ (1.06)      $ (2.17)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value               $    --         $  0.60         $ (0.30)        $ (0.38)      $ (0.87)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $  9.71         $  9.71         $  9.11         $  9.41       $  9.79
================================================================================================================================
Total return (b)                                            9.67%           9.26%           0.95%           7.17%        13.77%
Ratio of net expenses to average net assets                 0.93%           0.95%           0.95%           0.93%         0.95%
Ratio of net investment income (loss) to average
  net assets                                                1.99%           2.13%           2.08%           2.10%         2.47%
Portfolio turnover rate                                       65%             51%             47%             44%           49%
Net assets, end of period (in thousands)                 $30,892         $36,849         $61,801         $69,014       $37,507
================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.


The accompanying notes are an integral part of these financial statements.

58 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

Notes to Financial Statements | 7/31/18

1. Organization and Significant Accounting Policies

Pioneer Classic Balanced Fund (the "Fund") is one of two portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 59

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

60 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value.

      Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

      Shares of closed-end funds that offer their shares at net asset value are valued at such funds' net asset value.

      Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 61 pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

      At July 31, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

62 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At July 31, 2018, the Fund reclassified $304,688 to increase undistributed net investment income, $296,139 to decrease accumulated net realized gain on investments and $8,549 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 63

      The Fund has elected to defer $1,639,578 in capital losses incurred between November 1, 2017 through July 31, 2018, to its fiscal year ending July 31, 2019.

      The tax character of distributions paid during the years ended July 31, 2018 and July 31, 2017, were as follows:

-----------------------------------------------------------------------
                                             2018                 2017
-----------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                    $10,217,981           $5,020,373
   Long-term capital gain              13,739,656            1,341,560
-----------------------------------------------------------------------
       Total                          $23,957,637           $6,361,933
=======================================================================

      The following shows the components of distributable earnings on a federal income tax basis at July 31, 2018:

-----------------------------------------------------------------------
                                                                  2018
-----------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                           $   296,828
   Undistributed long-term capital gain                     14,978,529
   Current year late year loss                              (1,639,578)
   Net unrealized appreciation                              37,788,980
-----------------------------------------------------------------------
       Total                                               $51,424,759
======================================================================

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark to market of futures contracts, tax basis adjustments on Real Estate Investment Trust ("REIT") holdings and common stock.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $26,265 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2018.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

64 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

      Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 65 mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

H.    Insurance-Linked Securities ("ILS")

      The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to

66 Pioneer Classic Balanced Fund | Annual Report | 7/31/18 specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

      Additionally, the Fund may gain exposure to ILS by investing in a closed end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Fund's investment in Pioneer ILS Interval Fund at July 31, 2018 is listed in the Schedule of Investments.

I.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at July 31, 2018, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 67 closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of contracts open during the year ended July 31, 2018, was $(3,922,872). Open futures contracts outstanding at July 31, 2018 are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% of the Fund's average daily net assets over $5 billion. For the year ended July 31, 2018 the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.64% of the Fund's average daily net assets.

The Adviser contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.16%, 0.90% and 1.30% of the average daily net assets attributable to Class A, Class K and Class R shares, respectively. These expense limitations are in effect through December 1, 2019 for Class A shares, Class K shares and Class R shares. Fees waived and expenses reimbursed during the year ended July 31, 2018 are reflected on the Statement of Operations. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $23,126 in management fees, administrative costs and certain other reimbursements payable to the Adviser at July 31, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

68 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, outgoing phone calls. For the year ended July 31, 2018, such out-of-pocket expenses by class of shares were as follows:

------------------------------------------
Shareowner Communications:
------------------------------------------
Class A                            $49,969
Class C                              7,979
Class K                                 16
Class Y                              1,642
------------------------------------------
 Total                             $59,606
==========================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares held by such plans. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $13,530 in distribution fees payable to the Distributor at July 31, 2018.

The Fund also has adopted a separate service plan for Class R shares ("Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R or Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 69

CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSC are paid to the Distributor. For the year ended July 31, 2018, CDSC in the amount of $5,122 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The Fund participates in a facility that is in the amount of $25 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended July 31, 2018 the Fund had no borrowings under the credit facility.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

70 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at July 31, 2018 was as follows:

---------------------------------------------------------------------------------------
Statement of                     Interest             Foreign
Assets and                       Rate       Credit    Exchange     Equity    Commodity
Liabilities                      Risk       Risk      Rate Risk    Risk      Risk
---------------------------------------------------------------------------------------
Assets
 Net unrealized appreciation
    on futures contracts         $9,667     $   --    $ --         $ --      $ --
---------------------------------------------------------------------------------------
 Total Value                     $9,667     $   --    $ --         $ --      $ --
=======================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at July 31, 2018 was as follows:

---------------------------------------------------------------------------------------
                                 Interest             Foreign
                                 Rate       Credit    Exchange     Equity    Commodity
Statement of Operations          Risk       Risk      Rate Risk    Risk      Risk
---------------------------------------------------------------------------------------
Net realized gain (loss) on
 Futures contracts               $281,964   $ --      $ --         $ --      $ --
---------------------------------------------------------------------------------------
  Total Value                    $281,964   $ --      $ --         $ --      $ --
=======================================================================================
Change in net unrealized
 appreciation
 (depreciation) on
 Futures contracts               $19,435    $ --      $ --         $ --      $ --
---------------------------------------------------------------------------------------
  Total Value                    $19,435    $ --      $ --         $ --      $ --
=======================================================================================

7. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income on the Statement of Operations.

As of July 31, 2018, the Fund had the following unfunded loan commitment outstanding:

-----------------------------------------------------------------------------
                                                               Unrealized
                                                               Appreciation/
Loan                       Principal     Cost       Value      (Depreciation)
-----------------------------------------------------------------------------
GFL Environmental Inc.     $19,337       19,289     19,313     24
-----------------------------------------------------------------------------
 Total Value               $19,337       19,289     19,313     24
=============================================================================

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 71

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Classic Balanced Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Classic Balanced Fund (the "Fund") (one of the funds constituting Pioneer Series Trust IV (the "Trust")), including the schedule of investments, as of July 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes and the statement of changes in net assets and financial highlights for the year ended July 31, 2017 (collectively referred to as the "financial statements"). The financial highlights for periods ended July 31, 2014, July 31, 2015 and July 31, 2016 were audited by another independent registered public accounting firm whose report, dated September 28, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at July 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and financial highlights for the year ended July 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

72 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures including examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
We have served as the Fund's auditor since 2017.
September 28, 2018

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 73

ADDITIONAL INFORMATION

For the year ended July 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2018 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 35.76%.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 23.13% and 54.26%.

Effective October 1, 2018, the Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.99%, and 0.65% of the average daily net assets attributable to Class A and Class Y shares, respectively.

Effective October 1, 2018, management fees will be calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion, and 0.45% on assets over $1 billion.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T


74 Pioneer Classic Balanced Fund | Annual Report | 7/31/18 on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 75

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 42 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

76 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                    Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (67)           Trustee since 2006.   Private investor (2004 - 2008 and 2013 -        Director, Broadridge Financial
Chairman of the Board          Serves until a        present); Chairman (2008 - 2013) and Chief      Solutions, Inc. (investor
and Trustee                    successor trustee is  Executive Officer (2008 - 2012), Quadriserv,    communications and securities
                               elected or earlier    Inc. (technology products for securities        processing provider for
                               retirement or         lending industry); and Senior Executive Vice    financial services industry)
                               removal.              President, The Bank of New York (financial and  (2009 - present); Director,
                                                     securities services) (1986 - 2004)              Quadriserv, Inc. (2005 - 2013);
                                                                                                     and Commissioner, New Jersey
                                                                                                     State Civil Service Commission
                                                                                                     (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)             Trustee since 2005.   Managing Partner, Federal City Capital          Director of New York
Trustee                        Serves until a        Advisors (corporate advisory services           Mortgage Trust (publicly-
                               successor trustee is  company) (1997 - 2004 and 2008 - present);      traded mortgage REIT)
                               elected or earlier    Interim Chief Executive Officer,                (2004 - 2009, 2012 -
                               retirement or         Oxford Analytica, Inc. (privately held          present); Director
                               removal.              research and consulting company) (2010);        of The Swiss Helvetia
                                                     Executive Vice President and Chief Financial    Fund, Inc. (closed-end
                                                     Officer, I-trax, Inc. (publicly traded          fund) (2010 - 2017);
                                                     health care services company) (2004 - 2007);    Director of Oxford
                                                     and Executive Vice President and                Analytica, Inc. (2008 -
                                                     Chief Financial Officer, Pedestal Inc.          present); and Director
                                                     (internet-based mortgage trading company)       of Enterprise Community
                                                     (2000 - 2002); Private Consultant (1995 -       Investment, Inc.
                                                     1997); Managing Director,  Lehman               (privately-held
                                                     Brothers (1992 - 1995); and Executive,          affordable housing
                                                     The World Bank (1979 - 1992)                    finance company)
                                                                                                     (1985 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73)      Trustee since 2008.   William Joseph Maier Professor of Political     Trustee, Mellon
Trustee                        Serves until a        Economy, Harvard University (1972 -             Institutional Funds
                               successor trustee is  present)                                        Investment Trust and
                               elected or earlier                                                    Mellon Institutional
                               retirement or                                                         Funds Master Portfolio
                               removal.                                                              (oversaw 17 portfolios
                                                                                                     in fund complex)
                                                                                                     (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 77

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (71)      Trustee since 2005.   Founding Director, Vice-President and Corporate  None
Trustee                        Serves until a        Secretary, The Winthrop  Group, Inc.
                               successor trustee is  (consulting firm) (1982 - present); Desautels
                               elected or earlier    Faculty of Management, McGill University (1999 -
                               retirement or         2017); and Manager of Research Operations and
                               removal.              Organizational Learning, Xerox PARC, Xerox's
                                                     advance research center (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)       Trustee since 2017.   Chief Investment Officer, 1199 SEIU Funds        None
Trustee                        (Advisory Trustee     (healthcare workers union pension
                               from 2014 - 2017)     funds) (2001 - present); Vice President -
                               Serves until a        International Investments  Group, American
                               successor trustee is  International Group, Inc. (insurance
                               elected or earlier    company) (1993 - 2001); Vice President -
                               retirement            Corporate Finance and Treasury Group,
                               or removal.           Citibank, N.A. (1980 -  1986 and 1990 -
                                                     1993); Vice President - Asset/Liability
                                                     Management Group,  Federal Farm Funding
                                                     Corporation (government-sponsored issuer
                                                     of debt securities) (1988 - 1990); Mortgage
                                                     Strategies Group, Shearson Lehman Hutton, Inc.
                                                     (investment bank) (1987 - 1988); and
                                                     Mortgage Strategies Group, Drexel Burnham
                                                     Lambert, Ltd. (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)       Trustee since 2005.   President and Chief Executive Officer,           Director of New America
Trustee                        Serves until a        Newbury Piret Company (investment banking        High Income Fund, Inc.
                               successor trustee is  firm) (1981 - present)                           (closed-end investment
                               elected or earlier                                                     company) (2004 -
                               retirement or removal.                                                 present); and Member,
                                                                                                      Board of Governors,
                                                                                                      Investment Company
                                                                                                      Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)         Trustee since 2014.   Consultant (investment company services)         None
Trustee                        Serves until a        (2012 - present); Executive Vice
                               successor trustee is  President, BNY Mellon (financial and
                               elected or earlier    investment company services) (1969 - 2012);
                               retirement or         Director, BNY International Financing Corp.
                               removal.              (financial services) (2002 - 2012); and
                                                     Director, Mellon Overseas Investment Corp.
                                                     (financial services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

78 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (56)*            Trustee since 2017.   Director, CEO and President of Amundi Pioneer    None
Trustee, President and         Serves until a        Asset Management USA, Inc. (since September
Chief Executive Officer        successor trustee is  2014); Director, CEO and President of Amundi
                               elected or earlier    Pioneer Asset Management, Inc. (since
                               retirement or removal September 2014); Director, CEO and President of Amundi Pioneer Distributor, Inc. (since
                                                     September 2014); Director, CEO and President
                                                     of Amundi Pioneer Institutional Asset
                                                     Management, Inc. (since September 2014);
                                                     Chair, Amundi Pioneer Asset Management USA,
                                                     Inc., Amundi Pioneer Distributor, Inc. and
                                                     Amundi Pioneer Institutional Asset Management,
                                                     Inc. (September 2014 - 2018); Managing
                                                     Director, Morgan Stanley Investment
                                                     Management (2010 - 2013); and Director of
                                                     Institutional Business, CEO of International,
                                                     Eaton Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*        Trustee since 2014.   Director and Executive Vice President (since     None
Trustee                        Serves until a        2008) and Chief Investment Officer,
                               successor trustee is  U.S. (since 2010) of Amundi Pioneer Asset
                               elected or earlier    Management USA, Inc.; Executive Vice
                               retirement or removal President and Chief Investment Officer,
                                                     U.S. of Amundi Pioneer (since 2008);
                                                     Executive Vice President of Amundi Pioneer
                                                     Institutional Asset Management, Inc.
                                                     (since 2009); and Portfolio Manager of
                                                     Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 79

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (53)     Since 2005. Serves    Vice President and Associate General Counsel of  None
Secretary and                  at the discretion     Amundi Pioneer since January 2008; Secretary
Chief Legal Officer            of the Board          and Chief Legal Officer of all of the Pioneer
                                                     Funds since June 2010; Assistant Secretary of
                                                     all of the Pioneer Funds from September 2003 to
                                                     May 2010; and Vice President and Senior Counsel
                                                     of Amundi Pioneer from July 2002 to December
                                                     2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)         Since 2010. Serves    Fund Governance Director of Amundi Pioneer       None
Assistant Secretary            at the discretion     since December 2006 and Assistant Secretary of
                               of the Board          all the Pioneer Funds since June 2010;
                                                     Manager - Fund Governance of Amundi Pioneer
                                                     from December 2003 to November 2006; and Senior
                                                     Paralegal of Amundi Pioneer from January 2000
                                                     to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (55)              Since 2010. Serves    Senior Counsel of Amundi Pioneer since May 2013  None
Assistant Secretary            at the discretion     and Assistant Secretary of all the Pioneer
                               of the Board          Funds since June 2010; and Counsel of Amundi
                                                     Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)           Since 2008. Serves    Vice President - Fund Treasury of Amundi         None
Treasurer and Chief            at the discretion     Pioneer; Treasurer of all of the Pioneer Funds
Financial and Accounting       of the Board          since March 2008; Deputy Treasurer of Amundi
Officer                                              Pioneer from March 2004 to February 2008; and
                                                     Assistant Treasurer of all of the Pioneer Funds
                                                     from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)          Since 2005. Serves    Director - Fund Treasury of Amundi Pioneer;      None
Assistant Treasurer            at the discretion     and Assistant Treasurer of all of the Pioneer
                               of the Board          Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)             Since 2005. Serves    Senior Manager - Fund Treasury of Amundi         None
Assistant Treasurer            at the discretion     Pioneer; and Assistant Treasurer of all of the
                               of the Board          Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)          Since 2009. Serves    Senior Manager - Fund Treasury of Amundi         None
Assistant Treasurer            at the discretion     Pioneer since November 2008; Assistant
                               of the Board          Treasurer of all of the Pioneer Funds since
                                                     January 2009; and Client Service Manager -
                                                     Institutional Investor Services at State Street
                                                     Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

80 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)           Since 2010. Serves    Chief Compliance Officer of Amundi Pioneer and   None
Chief Compliance Officer       at the discretion     of all the Pioneer Funds since March 2010;
                               of the Board          Chief Compliance Officer of Amundi Pioneer
                                                     Institutional Asset Management, Inc. since
                                                     January 2012; Chief Compliance Officer of
                                                     Vanderbilt Capital Advisors, LLC since July
                                                     2012: Director of Adviser and Portfolio
                                                     Compliance at Amundi Pioneer since October
                                                     2005; and Senior Compliance Officer for
                                                     Columbia Management Advisers, Inc. from October
                                                     2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)           Since 2006. Serves    Vice President - Investor Services Group of      None
Anti-Money Laundering Officer  at the discretion     Amundi Pioneer and Anti-Money Laundering
                               of the Board          Officer of all the Pioneer Funds since 2006

------------------------------------------------------------------------------------------------------------------------------------

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 81

                        This page is for your notes.

82 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

                        This page is for your notes.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/18 83

                        This page is for your notes.

84 Pioneer Classic Balanced Fund | Annual Report | 7/31/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2018 Amundi Pioneer Asset Management 19418-12-0918




                                Pioneer Multi-Asset
                                Income Fund

--------------------------------------------------------------------------------
                                Annual Report | July 31, 2018
--------------------------------------------------------------------------------

                                Ticker Symbols:

                                Class A     PMAIX
                                Class C     PMACX
                                Class K     PMFKX
                                Class R     PMFRX
                                Class Y     PMFYX

                                [LOGO]   Amundi Pioneer
                                         ==============
                                       ASSET MANAGEMENT
                                visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                  2

Portfolio Management Discussion                                     4

Portfolio Summary                                                  12

Prices and Distributions                                           13

Performance Update                                                 14

Comparing Ongoing Fund Expenses                                    19

Schedule of Investments                                            21

Financial Statements                                               48

Notes to Financial Statements                                      57

Report of Independent Registered Public Accounting Firm            75

Additional Information                                             77

Trustees, Officers and Service Providers                           79

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 1

President's Letter

Over the first half of 2018, the U.S. stock market, as measured by the Standard & Poor's 500 Index (the S&P 500), has returned 2.65%, while bond markets, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, have been negative, returning -1.62%. While the markets have delivered somewhat mixed and tepid returns, we have observed the U.S. Federal Reserve System (the
Fed) continuing to tighten monetary policy by increasing interest rates in both March and June, and moving forward with the tapering of its balance sheet, a process which began in October 2017. The Fed also signaled the potential for two additional rate hikes before the end of this year, given robust economic growth and the potential for rising inflation.

Although domestic equities gained ground during the first six months of the year, the investment backdrop proved more challenging compared to the favorable conditions of the past two years. On the positive side, stocks continued to benefit from the underpinnings of robust domestic economic growth, lower tax rates, and rising corporate earnings. At the same time, however, day-to-day market volatility began to pick up in response to worries about rising interest rates and uncertainty regarding U.S. trade policy. In fact, while the S&P 500 Index was positive for the first half of the year, the majority of its gain occurred in January, as stocks suffered a steep sell-off in early February and spent the rest of the six months ended June 30, 2018, regaining lost ground.

Across the fixed-income space, rising interest rates have helped drive down returns of most asset classes, though the floating-rate sector, which includes bank loans, has fared well in the rising-rate environment. In addition, structured sectors, such as asset-backed securities (ABS) and mortgage-backed securities (MBS), have generally outperformed Treasuries. Agency MBS, in particular, have performed well as the housing market has continued to show strength, despite rising interest rates and rising home prices.

Although we have experienced an increase in volatility in the equity markets, looking ahead, we have not changed our outlook and still have a constructive view of U.S. stocks, especially given other investment alternatives. Economic growth continues to improve and overall equity valuations -- while elevated in the growth segment of the market -- in our view, are not excessive. In addition, U.S. gross domestic product (GDP) growth remains strong, coming in at above 2% for the first quarter of 2018, with projections of a continued, if not increasing growth rate for the second quarter.

2 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

In fixed income, we believe that attractive investment opportunities still exist, even with interest rates on the rise. In general, our core fixed-income portfolios remain underweight to nominal U.S. Treasuries, which are sensitive to the rising-rate environment. We have, however, allocated assets to Treasury inflation-protected securities, or TIPS, which are indexed to inflation in order to protect against its negative effects. In addition, we believe investors should be selective when investing in the investment-grade bond sector, as the use of leverage by corporations to fund mergers and acquisitions as well as stock buybacks and dividend increases has risen significantly. We continue to see more attractive valuations within structured investment vehicles, such as residential MBS, as fundamentals within the U.S. housing market are solid and U.S. consumer sentiment remains positive.

We believe this year's market fluctuations have served to remind investors of the importance of active management. Since 1928, active management has been the foundation of Amundi Pioneer's investment approach. We believe active management is especially important during periods of volatility, and that our shareowners can benefit from the experience and tenure of our investment teams, who work collaboratively to make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
July 31, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 3

Portfolio Management Discussion | 7/31/18

In the following interview, portfolio manager Marco Pirondini discusses Pioneer Multi-Asset Income Fund's performance and investment strategies during 12-month period ended July 31, 2018, along with his outlook for the coming months. Mr. Pirondini, Senior Managing Director, Head of Equities, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), co-manages the Fund along with Howard Weiss*, a vice president and a portfolio manager at Amundi Pioneer, and Michele Garau, a senior vice president and a portfolio manager at Amundi Pioneer.

Q     How did the Fund perform during the 12-month period ended July 31, 2018?

A The Fund's Class A shares returned 5.41% at net asset value during the 12-month period ended July 31, 2018, while the Fund's benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index (the Bloomberg Barclays Index) and the Morgan Stanley Capital International Index (MSCI) All Country World ND Index (the MSCI Index)1, returned -0.80% and 10.97%, respectively. During the same period, the average return of the 514 mutual funds in Morningstar's 30% to 50% Equity Allocation Funds category was 4.12%.

Q How would you describe the global investment environment during the 12-month period ended July 31, 2018?

A During the first half of the 12-month period, between August 2017 and January 2018, global stocks continued to benefit from synchronized economic growth in the developed and emerging markets as well as rising corporate profits. However, market volatility picked up during the first quarter of 2018. Higher interest rates and inflation fears weighed on the stock and bond markets, as did concerns about a potential U.S./China trade war. The large U.S. fiscal stimulus package passed in December 2017,

*     Mr. Weiss became a portfolio manager of the Fund effective June 8, 2018.

1 The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 which included tax cuts and higher spending outlays in the budget, placed the U.S. Federal Reserve (the Fed) on a more hawkish footing with regard to monetary policy, further unsettling the markets.

      Market volatility eventually eased from the high levels witnessed in the first quarter, but volatility remained elevated compared with the very low levels experienced in 2017. The Trump administration's aggressive stance on trade, a new populist government in Italy that investors feared would threaten the status quo of the European Union, a strong U.S. dollar, and rising oil prices also posed headwinds for international stocks. In fact, even though the MSCI Index generated a very positive return over the full 12-month period, the final six months saw it dip into negative territory with a return of -2.91%. Meanwhile, U.S. stocks continued to rally, supported by pro-growth economic policies and solid employment conditions. For the 12-month period, U.S. stocks, as measured by the Standard & Poor's 500 Index (the S&P 500), returned 16.24%, strongly outperforming international stocks. The S&P 500 also managed to finish the more volatile second half of the period in positive territory, returning 0.70% over the final six months.

      Global fixed-income markets underperformed global stocks by a wide margin during the period, delivering relatively flat to modestly positive results. The Bloomberg Barclays Index actually delivered slightly negative performance over the 12 months, returning -0.80%. With the Fed raising interest rates multiple times during the period, including twice in the second half, and with expectations for additional rate increases before the end of 2018, U.S. government bonds struggled and finished the 12 months in negative territory. (As interest rates rise, bond prices typically fall.)

      As noted above, amidst expectations of stronger economic growth and higher inflation resulting from the U.S. tax bill as well as a tightening labor market, the Fed raised its benchmark interest rate in December 2017, and again in March and June 2018. At period-end, the markets were pricing in a high probability of another rate hike in September 2018, with a fourth 2018 hike in December less certain. In addition, other central banks began moving away from their highly accommodative monetary policies, including the European Central Bank (ECB), which pledged to scale back its current bond-purchase program.

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 5

Q Which of your investment strategies or individual portfolio holdings contributed positively to the Fund's performance during the 12-month period ended July 31, 2018?

A Buoyed by high U.S. equity returns, the Fund turned in strong absolute and relative performance during the 12-month period, outperforming the return of the Bloomberg Barclays Index while capturing much of the return of the MSCI Index, which is a pure equity index, even though the portfolio held a roughly 40% allocation to fixed-income securities.

      The Fund's positive performance during the period was driven by asset allocation decisions, security selection results, and currency strategies. With regard to asset allocation, the portfolio was overweight to equities and underweight to fixed income. Within equities, the Fund was overweight to international stocks relative to the MSCI Index, while in fixed income, the portfolio's short-duration position as compared with the Bloomberg Barclays Index supported relative results, as yields of U.S. Treasuries and other higher-quality debt rose over the 12 months, thus eroding prices of higher-quality, long-maturity debt. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to changes in interest rates, expressed as a number of years.)

      Security selection results were especially strong for the Fund among holdings of government bonds in the emerging markets (primarily Indonesia and Brazil), of equities, of real estate investment trusts (REITs) in Germany and Singapore, of master limited partnerships (MLPs) in the energy sector, and of equity-linked notes.

      Individual stock positions that contributed positively to the Fund's relative performance during the period included Pfizer, Discover Financial Services, T. Rowe Price, Microsoft, and Cisco Systems. Investors bid-up the prices of those stocks during the period, as each company is expected to benefit from the lower corporate U.S. tax rates enacted with the passage of the Tax Cuts and Jobs Act of 2017 last December. In addition, the Fund's position in Mitsubishi UFJ Financial aided relative performance as the company saw increased earnings driven by an improving Japanese economy. Mitsubishi also reported strong results for the fiscal second quarter and announced a share buyback in November 2017.

      Among the main detractors from the Fund's benchmark-relative performance during the 12-month period was an allocation to insurance-linked securities, which struggled in late 2017 due to numerous natural disasters. The Fund's allocation to corporate investment-grade bonds also detracted from results during the period. Investment-grade corporates

6 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 struggled as compressed yields left little room for price deterioration on benchmark U.S. Treasuries. Accordingly, that sleeve of the portfolio produced a negative return.

      Under normal circumstances, the portfolio's equity hedges, which are designed to help shelter the Fund from market downturns, should produce a net cost to the Fund in exchange for softening the effects of market volatility. With that said, the brief, but sharp market correction observed in February 2018 created meaningful returns from the Fund's hedged positions, which offset any anticipated losses over a full 12-month period that featured solid performance in the global stock markets. (Equity hedge investing consists of maintaining core portfolio holdings of equities, or common stock positions, which are offset with short sales of stocks and/or investments in equity index options, such as Standard & Poor's 500 options. The hedging strategy is designed to help mitigate the market volatility risks associated with holding common stocks over the long term.)

Q What changes did you make to the Fund's positioning during the 12-month period ended July 31, 2018?

A We reduced the overall credit- and interest-rate sensitivity of the portfolio in anticipation of stronger global economic growth and gradual increases in inflation expectations. As part of the strategy, we increased the Fund's cash position and shortened the portfolio's duration by investing in short-term investment-grade bonds with maturities of less than two years. By the close of the reporting period, those short-term investments represented nearly 25% of the portfolio's invested assets. In addition to helping protect the Fund in times of heightened volatility, the short-term assets allow us to act quickly when markets are selling off and attractively priced opportunities present themselves. Additionally, we increased the Fund's equity hedges to help protect the portfolio from market volatility in so-called "risk" assets.

      We reduced credit risk by trimming the Fund's exposure to high-yield corporate bonds, thereby upgrading the overall quality of the portfolio's fixed-income holdings. We don't see much value in the high-yield asset class, given the historically narrow credit spreads, when issuers of high-yield debt have more leverage than the historical norm. (Credit spreads represent the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) The sum of those strategies resulted in the Fund's being more conservatively positioned, on average, than at any time during last five years.

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 7

      With the potential for trade wars to cause greater challenges for the Fund's international assets, we also took steps to limit risk outside the U.S. During the second quarter of 2018, we significantly reduced the Fund's exposure to European financials. While we still believe the overall European economy is improving, earnings remain supportive, and valuations are generally attractive, we still see risks that could pose challenges. In our view, several European banks may be vulnerable to the Italian political crisis, trade-related tensions, and the Turkish currency and debt crisis, which developed just after the close of the reporting period. Rising oil prices and the Brexit negotiations in the United Kingdom could also cloud the region's outlook. Despite the reduction in the allocation to European banks, the Fund still held an overweight exposure to financials at period-end.

      We also added positions in the energy-infrastructure area, particularly in Europe, and raised the portfolio's weighting in the U.S.
      telecommunications sector, which tends to be less economically sensitive. Investments in Total SA and AT&T, respectively, exemplify those strategies.

      Finally, we increased the Fund's exposure to equity-linked notes, MLPs, U.S. REITs, and mortgage-backed securities. All of those decisions increased the portfolio's diversification** and aided performance during the reporting period.

      At period-end, more than 50% of the Fund's total investment portfolio was held in equities or equity-linked notes, with an emphasis on international stocks over U.S. stocks. A large portion of the Fund's equity exposure is hedged. The Fund's fixed-income allocation stood at just over 40% of the total investment portfolio at the end of the period, with U.S. corporate bonds the largest exposure.

Q Did the Fund invest in any derivative securities during the 12-month period ended July 31, 2018? If so, did the derivatives have an effect on the Fund's benchmark-relative performance during the period?

A We used forward foreign currency contracts (currency forwards) in an attempt to manage currency risk resulting from the portfolio's country and regional positioning. The currency forwards had a positive effect on the Fund's benchmark-relative performance during the period. We also employed equity and fixed-income index futures, as those securities can

**    Diversification does not assure a profit nor protect against loss.

8 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 help to address systematic market risks across the portfolio. Finally, we used options for hedging purposes during periods of heightened volatility, as was the case in February 2018 when the hedges had a positive effect on the Fund's returns, as mentioned earlier.

Q Can you discuss the factors that influenced the Fund's yield, or distributions to shareholders, during the six-month period ended July 31, 2018?

A The Fund's distributions remained stable over the 12-month reporting period, with an average monthly distribution of $0.050 per share, which was also the distribution in July 2018. The Fund made a special distribution of $0.149 per share in December 2017, which included the usual monthly dividend as well as an extra payout resulting from higher-than-expected income generation from the portfolio's equity holdings.

Q     What is your outlook for the coming months?

A Trade tensions, geopolitical uncertainty, diverging monetary policies of global central banks, and maturing economic and financial cycles are contributing to a less synchronized market environment -- one which, we believe, is less likely to feature homogenous market performance. Consequently, we anticipate increased near-term volatility. However, positive economic growth and a solid outlook for corporate earnings are providing powerful counterweights to the assumption of an extended "risk-off" investor approach to global markets.

      We believe our efforts to reduce the overall risk in the portfolio may help the Fund navigate through this more challenging investment landscape.

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 9

Please refer to the Schedule of Investments on pages 21-47 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.

Prepayment risk is the chance that an issuer may exercise the right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in insurance-linked securities, including event-linked bonds. The return of principal and the payment of interest on insurance-linked securities are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

Investments in equity securities are subject to price fluctuation.

Investments in small-and mid-cap stocks involve greater risks and volatility than investments in large-cap stocks.

10 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

The Fund may invest in Master Limited Partnerships, which are subject to increased risks of liquidity, price valuation, control, voting rights and taxation. In addition, the structure affords fewer protections to investors in the Partnership than direct investors in a corporation.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities is payable as taxable annual dividends to shareholders.

The Fund and some of the underlying funds in which the Fund invests may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 11

Portfolio Summary | 7/31/18

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investments)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Common Stocks                                                  40.3%
Equity Linked Notes                                            18.3%
Corporate Bonds                                                12.6%
U.S. Government and Agency Obligations                          9.8%
Collateralized Mortgage Obligations                             5.3%
Asset Backed Securities                                         4.9%
Foreign Government Bonds                                        2.8%
Affiliated Closed-End Funds (m)                                 1.9%
Unaffiliated Closed-End Funds                                   1.9%
Convertible Preferred Stocks                                    1.0%
Senior Secured Floating Rate Loan Interests                     0.9%
Over The Counter (OTC) Call Options Purchased                   0.3%
Rights/Warrants                                                 0.0%+
Exchange-Traded Put Options Purchased                           0.0%+

* Includes investments in Insurance-Linked Securities totaling 1.9% of total investment portfolio.

+     Amount rounds to less than 0.1%.

(m) Pioneer Floating Rate Trust and Pioneer ILS Interval Fund are affiliated funds managed by Amundi Pioneer Asset Management, Inc., (the "Adviser").

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                     51.1%
Energy                                                          9.1%
Telecommunication Services                                      7.9%
Information Technology                                          7.1%
Consumer Discretionary                                          7.0%
Real Estate                                                     4.5%
Industrials                                                     4.2%
Materials                                                       2.7%
Health Care                                                     2.2%
Consumer Staples                                                1.9%
Government                                                      1.6%
Utilities                                                       0.6%
Insurance                                                       0.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)**

 1. U.S. Treasury Bills, 8/16/18                               3.16%
--------------------------------------------------------------------
 2. AT&T, Inc.                                                 2.79
--------------------------------------------------------------------
 3. Blackstone Group LP                                        2.40
--------------------------------------------------------------------
 4. Bank of America Corp.                                      2.00
--------------------------------------------------------------------
 5. Fannie Mae, 4.5%, 8/1/48 (TBA)                             1.97
--------------------------------------------------------------------
 6. Royal Dutch Shell Plc, Class A                             1.90
--------------------------------------------------------------------
 7. CenturyLink, Inc., 7.65%, 3/15/42                          1.83
--------------------------------------------------------------------
 8. Pioneer ILS Interval Fund(n)                               1.73
--------------------------------------------------------------------
 9. BAE Systems Plc                                            1.71
--------------------------------------------------------------------
10. Vodafone Group Plc                                         1.69
--------------------------------------------------------------------

** Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

(n) Pioneer ILS Interval Fund is an affiliate fund managed by Amundi Pioneer Asset Management, Inc., (the "Adviser").

12 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

Prices and Distributions | 7/31/18

Net Asset Value per Share
--------------------------------------------------------------------------------

-------------------------------------------------
       Class          7/31/18          7/31/17
-------------------------------------------------
        A              $11.59           $11.69
-------------------------------------------------
        C              $11.56           $11.66
-------------------------------------------------
        K              $11.95           $11.85
-------------------------------------------------
        R              $11.64           $11.74
-------------------------------------------------
        Y              $11.57           $11.67
-------------------------------------------------

Distributions per Share*: 8/1/17-7/31/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------
                       Net
                    Investment          Short-Term            Long-Term
       Class         Income            Capital Gains         Capital Gains
--------------------------------------------------------------------------
        A            $0.7252               $ --                  $ --
--------------------------------------------------------------------------
        C            $0.6316               $ --                  $ --
--------------------------------------------------------------------------
        K            $0.7720               $ --                  $ --
--------------------------------------------------------------------------
        R            $0.6672               $ --                  $ --
--------------------------------------------------------------------------
        Y            $0.7489               $ --                  $ --
--------------------------------------------------------------------------

* The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Fund during the period.

Index Definitions
--------------------------------------------------------------------------------
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged measure of the U.S. bond market. The MSCI All Country World ND (with Net Dividends) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 14-18.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 13

Performance Update | 7/31/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2018)
------------------------------------------------------
                                 Bloomberg   MSCI
                                 Barclays    All
              Net     Public     U.S.        Country
              Asset   Offering   Aggregate   World
              Value   Price      Bond        ND
Period        (NAV)   (POP)      Index       Index
------------------------------------------------------
Since
inception
12/22/11      8.53%   7.77%       2.04%      11.08%
5 year        6.79    5.81        2.25        9.04
1 year        5.41    0.67       -0.80       10.97
------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2017)
------------------------------------------------------
              Gross       Net
------------------------------------------------------
              1.23%       1.16%
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

             Pioneer Multi-Asset     Bloomberg Barclays               MSCI All Country
             Income Fund             U.S. Aggregate Bond Index        World ND Index
12/11        $ 9,550                 $12,266                          $10,382
7/12         $10,401                 $13,156                          $10,004
7/13         $11,808                 $12,906                          $12,055
7/14         $13,434                 $13,418                          $13,973
7/15         $13,287                 $13,797                          $14,368
7/16         $13,395                 $14,616                          $14,305
7/17         $15,555                 $14,540                          $16,745
7/18         $16,397                 $14,424                          $18,581

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2019, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for more recent expense ratios.

14 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

Performance Update | 7/31/18 Class                                      C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2018)
------------------------------------------------------
                                 Bloomberg    MSCI
                                 Barclays     All
                                 U.S.         Country
                                 Aggregate    World
             If      If          Bond         ND
Period       Held    Redeemed    Index        Index
------------------------------------------------------
Since
inception
12/22/11     7.64%   7.64%        2.04%       11.08%
5 year       5.93    5.93         2.25         9.04
1 Year       4.60    4.60        -0.80        10.97
------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2017)
------------------------------------------------------
               Gross
------------------------------------------------------
               2.00%
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

          Pioneer Multi-Asset        Bloomberg Barclays               MSCI All Country
          Income Fund                U.S. Aggregate Bond Index        World ND Index
12/11     $10,000                    $12,266                          $10,382
7/12      $10,844                    $13,156                          $10,004
7/13      $12,188                    $12,906                          $12,055
7/14      $13,753                    $13,418                          $13,973
7/15      $13,493                    $13,797                          $14,368
7/16      $13,502                    $14,616                          $14,305
7/17      $15,543                    $14,540                          $16,745
7/18      $16,259                    $14,424                          $18,581

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for more recent expense ratios.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 15

Performance Update | 7/31/18                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2018)
------------------------------------------------
                      Bloomberg    MSCI
                      Barclays     All
             Net      U.S.         Country
             Asset    Aggregate    World
             Value    Bond         ND
Period       (NAV)    Index        Index
------------------------------------------------
Since
inception
12/22/11     9.19%     2.04%       11.08%
5 year       7.65      2.25         9.04
1 Year       7.51     -0.80        10.97
------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2017)
------------------------------------------------
                Gross
------------------------------------------------
                0.94%
------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

          Pioneer Multi-Asset       Bloomberg Barclays                MSCI All Country
          Income Fund               U.S. Aggregate Bond Index         World ND Index
12/11     $5,000,000                $6,133,218                        $5,190,978
7/12      $5,445,326                $6,578,126                        $5,002,090
7/13      $6,182,044                $6,452,813                        $6,027,400
7/14      $7,033,313                $6,708,935                        $6,986,342
7/15      $6,971,183                $6,898,400                        $7,184,197
7/16      $7,124,872                $7,307,823                        $7,152,397
7/17      $8,311,487                $7,270,206                        $8,372,454
7/18      $8,935,485                $7,212,035                        $9,290,552

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for more recent expense ratios.

16 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

Performance Update | 7/31/18 Class                                      R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2018)
------------------------------------------------
                      Bloomberg    MSCI
                      Barclays     All
             Net      U.S.         Country
             Asset    Aggregate    World
             Value    Bond         ND
Period       (NAV)    Index        Index
------------------------------------------------
Since
inception
12/22/11     8.33%     2.04%       11.08%
5 year       6.53      2.25         9.04
1 Year       4.89     -0.80        10.97
------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2017)
------------------------------------------------
                        Gross
------------------------------------------------
                        1.68%
------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

          Pioneer Multi-Asset         Bloomberg Barclays                MSCI All Country
          Income Fund                 U.S. Aggregate Bond Index         World ND Index
12/11     $10,000                     $12,266                           $10,382
7/12      $10,891                     $13,156                           $10,004
7/13      $12,364                     $12,906                           $12,055
7/14      $14,067                     $13,418                           $13,973
7/15      $13,946                     $13,797                           $14,368
7/16      $14,003                     $14,616                           $14,305
7/17      $16,177                     $14,540                           $16,745
7/18      $16,967                     $14,424                           $18,581

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on December 1, 2014, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning December 1, 2014, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for more recent expense ratios.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 17

Performance Update | 7/31/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2018)
------------------------------------------------
                      Bloomberg    MSCI
                      Barclays     All
             Net      U.S.         Country
             Asset    Aggregate    World
             Value    Bond         ND
Period       (NAV)    Index        Index
------------------------------------------------
Since
inception
12/22/11     8.72%     2.04%       11.08%
5 year       6.99      2.25         9.04
1 Year       5.64     -0.80        10.97
------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2017)
------------------------------------------------
              Gross             Net
------------------------------------------------
              1.03%             0.96%
------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

          Pioneer Multi-Asset        Bloomberg Barclays                MSCI All Country
          Income Fund                U.S. Aggregate Bond Index         World ND Index
12/11     $5,000,000                 $6,133,218                        $5,190,978
7/12      $5,454,950                 $6,578,126                        $5,002,090
7/13      $6,193,872                 $6,452,813                        $6,027,400
7/14      $7,061,687                 $6,708,935                        $6,986,342
7/15      $6,999,207                 $6,898,400                        $7,184,197
7/16      $7,069,582                 $7,307,823                        $7,152,397
7/17      $8,219,648                 $7,270,206                        $8,372,454
7/18      $8,683,455                 $7,212,035                        $9,290,552

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2019, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for more recent expense ratios.

18 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on actual returns from February 1, 2018, through July 31, 2018.

--------------------------------------------------------------------------------------
Share Class              A            C            K            R            Y
--------------------------------------------------------------------------------------
Beginning Account        $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 2/1/18
--------------------------------------------------------------------------------------
Ending Account Value       $984.31      $981.33    $1,003.27      $982.67      $985.45
(after expenses)
on 7/31/18
--------------------------------------------------------------------------------------
Expenses Paid                $4.18        $7.96        $2.78        $6.73        $3.20
During Period*
--------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.62%, 0.56%, 1.37%, and 0.65% for Class A, Class C, Class K, Class R, and Class Y respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2018, through July 31, 2018.

--------------------------------------------------------------------------------------
Share Class                  A            C            K            R            Y
--------------------------------------------------------------------------------------
Beginning Account        $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 2/1/18
--------------------------------------------------------------------------------------
Ending Account Value     $1,020.58    $1,016.76    $1,022.02    $1,018.00    $1,021.57
(after expenses)
on 7/31/18
--------------------------------------------------------------------------------------
Expenses Paid                $4.26        $8.10        $2.81        $6.85        $3.26
During Period*
--------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.62%, 0.56%, 1.37%, and 0.65% for Class A, Class C, Class K, Class R, and Class Y respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

20 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

Schedule of Investments | 7/31/18

---------------------------------------------------------------------------------------
Shares                                                                   Value
---------------------------------------------------------------------------------------
                      UNAFFILIATED ISSUERS -- 99.3%
                      COMMON STOCKS -- 40.4% of Net Assets
                      AUTOMOBILES & COMPONENTS -- 2.0%
                      Auto Parts & Equipment -- 1.2%
       131,600        Aisin Seiki Co., Ltd.                              $    6,107,521
       720,297        Dometic Group AB (144A)                                 7,006,820
       118,628        Valeo SA                                                5,827,636
                                                                         --------------
                                                                         $   18,941,977
---------------------------------------------------------------------------------------
                      Automobile Manufacturers -- 0.5%
       121,860        Daimler AG                                         $    8,430,859
---------------------------------------------------------------------------------------
                      Tires & Rubber -- 0.3%
       114,000        Bridgestone Corp.                                  $    4,479,263
                                                                         --------------
                      Total Automobiles & Components                     $   31,852,099
---------------------------------------------------------------------------------------
                      BANKS -- 9.2%
                      Diversified Banks -- 8.8%
    11,175,983        Abu Dhabi Commercial Bank PJSC                     $   21,541,718
     1,024,646        Bank of America Corp.                                  31,641,068
    14,943,800        Bank Rakyat Indonesia Persero Tbk PT                    3,181,516
       176,987        BNP Paribas SA                                         11,524,405
     5,001,872        First Abu Dhabi Bank PJSC                              18,519,652
       182,298        JPMorgan Chase & Co.                                   20,955,155
     3,629,800        Malayan Banking Bhd                                     8,759,739
     3,789,100        Mitsubishi UFJ Financial Group, Inc.                   23,358,719
                                                                         --------------
                                                                         $  139,481,972
---------------------------------------------------------------------------------------
                      Thrifts & Mortgage Finance -- 0.4%
       529,531        New York Community Bancorp, Inc.                   $    5,703,049
                                                                         --------------
                      Total Banks                                        $  145,185,021
---------------------------------------------------------------------------------------
                      CAPITAL GOODS -- 2.9%
                      Aerospace & Defense -- 1.7%
     3,150,407        BAE Systems Plc                                    $   27,009,226
---------------------------------------------------------------------------------------
                      Heavy Electrical Equipment -- 1.0%
     1,187,300        Mitsubishi Electric Corp.                          $   16,047,608
---------------------------------------------------------------------------------------
                      Trading Companies & Distributors -- 0.2%
    10,449,600        AKR Corporindo Tbk PT                              $    3,050,819
                                                                         --------------
                      Total Capital Goods                                $   46,107,653
---------------------------------------------------------------------------------------
                      CONSUMER DURABLES & APPAREL -- 0.6%
                      Homebuilding -- 0.2%
       139,200        Sekisui Chemical Co., Ltd.                         $    2,487,004
---------------------------------------------------------------------------------------
                      Leisure Products -- 0.4%
     2,464,000        Goodbaby International Holdings, Ltd.              $    1,290,217
     5,224,500        Honma Golf, Ltd. (144A)                                 5,238,411
                                                                         --------------
                                                                         $    6,528,628
                                                                         --------------
                      Total Consumer Durables & Apparel                  $    9,015,632
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 21

---------------------------------------------------------------------------------------
Shares                                                                   Value
---------------------------------------------------------------------------------------
                      CONSUMER SERVICES -- 0.8%
                      Restaurants -- 0.8%
       971,726        Greene King Plc                                    $    6,565,709
       308,600        KOMEDA Holdings Co., Ltd.                               5,924,745
                                                                         --------------
                      Total Consumer Services                            $   12,490,454
---------------------------------------------------------------------------------------
                      DIVERSIFIED FINANCIALS -- 2.6%
                      Asset Management & Custody Banks -- 2.4%
     1,086,066        Blackstone Group LP                                $   37,925,425
---------------------------------------------------------------------------------------
                      Consumer Finance -- 0.2%
        53,861        Discover Financial Services                        $    3,846,214
                                                                         --------------
                      Total Diversified Financials                       $   41,771,639
---------------------------------------------------------------------------------------
                      ENERGY -- 6.6%
                      Integrated Oil & Gas -- 3.7%
     1,200,850        Rosneft Oil Co. PJSC (G.D.R.)                      $    7,925,610
       876,670        Royal Dutch Shell Plc, Class A                         30,085,149
       302,651        TOTAL SA                                               19,774,202
                                                                         --------------
                                                                         $   57,784,961
---------------------------------------------------------------------------------------
                      Oil & Gas Storage & Transportation -- 2.9%
       161,694        Andeavor Logistics LP                              $    7,363,545
       246,611        Dominion Energy Midstream Partners LP                   3,797,809
       573,000        Energy Transfer Partners LP                            12,010,080
       784,494        Enterprise Products Partners LP                        22,750,326
                                                                         --------------
                                                                         $   45,921,760
                                                                         --------------
                      Total Energy                                       $  103,706,721
---------------------------------------------------------------------------------------
                      FOOD & STAPLES RETAILING -- 0.8%
                      Drug Retail -- 0.8%
       182,930        Walgreens Boots Alliance, Inc.                     $   12,369,727
                                                                         --------------
                      Total Food & Staples Retailing                     $   12,369,727
---------------------------------------------------------------------------------------
                      INSURANCE -- 1.6%
                      Life & Health Insurance -- 0.3%
       246,486        Prudential Plc                                     $    5,839,407
---------------------------------------------------------------------------------------
                      Multi-line Insurance -- 1.2%
        51,000        Allianz SE                                         $   11,282,608
       145,214        AXA SA                                                  3,668,750
        12,376        Zurich Insurance Group AG                               3,809,058
                                                                         --------------
                                                                         $   18,760,416
---------------------------------------------------------------------------------------
                      Reinsurance -- 0.1%
        10,328        Hannover Rueck SE                                  $    1,377,136
                                                                         --------------
                      Total Insurance                                    $   25,976,959
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

--------------------------------------------------------------------------------------------
Shares                                                                          Value
--------------------------------------------------------------------------------------------

                      MATERIALS -- 0.6%
                      Commodity Chemicals -- 0.1%
     1,937,542        Chevron Lubricants Lanka Plc                              $  1,049,780
--------------------------------------------------------------------------------------------
                      Copper -- 0.2%
       287,161        Antofagasta Plc                                           $  3,780,295
--------------------------------------------------------------------------------------------
                      Steel -- 0.3%
        81,375        Nucor Corp.                                               $  5,446,429
                                                                                ------------
                      Total Materials                                           $ 10,276,504
--------------------------------------------------------------------------------------------
                      MEDIA -- 0.4%
                      Broadcasting -- 0.4%
     2,746,314        ITV Plc                                                   $  5,942,079
                                                                                ------------
                      Total Media                                               $  5,942,079
--------------------------------------------------------------------------------------------
                      PHARMACEUTICALS, BIOTECHNOLOGY &
                      LIFE SCIENCES -- 1.3%
                      Pharmaceuticals -- 1.3%
       490,734        Pfizer, Inc.                                              $ 19,595,009
        64,590(a)     Tilray, Inc., Class 2                                        1,427,439
                                                                                ------------
                      Total Pharmaceuticals, Biotechnology & Life Sciences      $ 21,022,448
--------------------------------------------------------------------------------------------
                      REAL ESTATE -- 4.4%
                      Health Care REIT -- 0.2%
     1,848,432        Primary Health Properties Plc                             $  2,746,308
--------------------------------------------------------------------------------------------
                      Hotel & Resort REIT -- 0.3%
         7,873        Invincible Investment Corp.                               $  3,474,314
         2,500        Japan Hotel Real Estate Investment Corp., Class A            1,830,904
                                                                                ------------
                                                                                $  5,305,218
--------------------------------------------------------------------------------------------
                      Industrial REIT -- 1.4%
     9,202,300        Mapletree Industrial Trust                                $ 13,526,827
     8,304,430        Mapletree Logistics Trust                                    7,690,417
                                                                                ------------
                                                                                $ 21,217,244
--------------------------------------------------------------------------------------------
                      Office REIT -- 0.5%
       426,341        alstria office REIT-AG                                    $  6,622,334
        18,068        Vornado Realty Trust                                         1,299,451
                                                                                ------------
                                                                                $  7,921,785
--------------------------------------------------------------------------------------------
                      Real Estate Development -- 0.8%
       533,841        TAG Immobilien AG                                         $ 12,082,277
--------------------------------------------------------------------------------------------
                      Real Estate Operating Companies -- 0.3%
        73,540        Grand City Properties SA                                  $  1,911,277
       219,923        Hemfosa Fastigheter AB                                       3,020,099
                                                                                ------------
                                                                                $  4,931,376
--------------------------------------------------------------------------------------------
                      Residential REIT -- 0.1%
         7,641        AvalonBay Communities, Inc.                               $  1,351,311
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 23

--------------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------------
                      Retail REIT -- 0.8%
        61,470        Simon Property Group, Inc.                         $  10,831,628
        65,070        Wereldhave NV                                          2,418,748
                                                                         -------------
                                                                         $  13,250,376
                                                                         -------------
                      Total Real Estate                                  $  68,805,895
--------------------------------------------------------------------------------------
                      SOFTWARE & SERVICES -- 1.0%
                      Systems Software -- 1.0%
       145,760        Microsoft Corp.                                    $  15,462,221
                                                                         -------------
                      Total Software & Services                          $  15,462,221
--------------------------------------------------------------------------------------
                      TECHNOLOGY HARDWARE & EQUIPMENT -- 0.9%
                      Computer Storage & Peripherals -- 0.9%
        76,361        Apple, Inc.                                        $  14,530,734
--------------------------------------------------------------------------------------
                      Electronic Manufacturing Services -- 0.0%+
       140,918(a)     Global Display Co., Ltd.                           $     149,510
                                                                         -------------
                      Total Technology Hardware & Equipment              $  14,680,244
--------------------------------------------------------------------------------------
                      TELECOMMUNICATION SERVICES -- 4.5%
                      Integrated Telecommunication Services -- 2.8%
     1,380,878        AT&T, Inc.                                         $  44,146,670
--------------------------------------------------------------------------------------
                      Wireless Telecommunication Services -- 1.7%
    10,954,332        Vodafone Group Plc                                 $  26,742,262
                                                                         -------------
                      Total Telecommunication Services                   $  70,888,932
--------------------------------------------------------------------------------------
                      TRANSPORTATION -- 0.2%
                      Marine -- 0.2%
       400,000        Fjord1 ASA (144A)                                  $   2,409,166
                                                                         -------------
                      Total Transportation                               $   2,409,166
--------------------------------------------------------------------------------------
                      TOTAL COMMON STOCKS
                      (Cost $619,296,192)                                $ 637,963,394
--------------------------------------------------------------------------------------
                      CONVERTIBLE PREFERRED STOCKS --
                      1.0% of Net Assets
                      BANKS -- 1.0%
                      Diversified Banks -- 1.0%
         6,025(b)     Bank of America Corp., 7.25%                       $   7,665,246
         5,984(b)     Wells Fargo & Co., 7.5%                                7,593,696
                                                                         -------------
                      Total Banks                                        $  15,258,942
--------------------------------------------------------------------------------------
                      TOTAL CONVERTIBLE PREFERRED STOCKS
                      (Cost $14,897,885)                                 $  15,258,942
--------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

-------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                               Value
-------------------------------------------------------------------------------------------------
                      ASSET BACKED SECURITIES -- 4.9% of Net Assets
                      BANKS -- 4.4%
                      Thrifts & Mortgage Finance -- 4.4%
       700,000        Ascentium Equipment Receivables Trust, Series 2016-2A,
                      Class E, 6.79%, 10/10/24 (144A)                                 $   730,778
     1,000,000        Ascentium Equipment Receivables Trust, Series 2018-1A,
                      Class A2, 2.92%, 12/10/20 (144A)                                    999,195
     3,999,998        Axis Equipment Finance Receivables IV LLC, Series 2018-1A,
                      Class A2, 3.24%, 12/20/23 (144A)                                  3,980,414
     3,000,000        BCC Funding XIV LLC, Series 2018-1A, Class A2, 2.96%,
                      6/20/23 (144A)                                                    2,985,478
     4,000,000        Credit Acceptance Auto Loan Trust, Series 2018-1A, Class A,
                      3.01%, 2/16/27 (144A)                                             3,957,687
     5,000,000        Drive Auto Receivables Trust, Series 2018-1, Class C,
                      3.22%, 3/15/23                                                    4,974,662
     1,027,067        Drug Royalty III LP 1, Series 2017-1A, Class A2, 3.6%,
                      4/15/27 (144A)                                                    1,011,055
     1,767,273        Engs Commercial Finance Trust, Series 2018-1A, Class A1,
                      2.97%, 2/22/21 (144A)                                             1,764,764
     3,500,000        Foursight Capital Automobile Receivables Trust, Series
                      2018-1, Class A3, 3.24%, 9/15/22 (144A)                           3,486,330
        38,107(c)     GE Mortgage Services LLC, Series 1997-HE1, Class A4,
                      7.78%, 3/25/27                                                       11,767
     2,500,000(d)     Home Partners of America Trust, Series 2016-2, Class E,
                      5.853% (1 Month USD LIBOR + 378 bps), 10/17/33 (144A)             2,513,209
     1,100,000(d)     Home Partners of America Trust, Series 2017-1, Class E,
                      4.723% (1 Month USD LIBOR + 265 bps), 7/17/34 (144A)              1,109,160
     2,200,000(d)     Hunt CRE, Ltd., Series 2017-FL1, Class A, 3.073% (1 Month
                      USD LIBOR + 100 bps), 8/15/34 (144A)                              2,205,480
     2,250,000        Kabbage Asset Securitization LLC, Series 2017-1, Class B,
                      5.794%, 3/15/22 (144A)                                            2,289,949
       232,188        Nations Equipment Finance Funding III LLC, Series 2016-1A,
                      Class A, 3.61%, 2/20/21 (144A)                                      232,222
     1,700,000        Nationstar HECM Loan Trust, Series 2017-1A, Class M1,
                      2.942%, 5/25/27 (144A)                                            1,686,587
     2,000,000(c)     Nationstar HECM Loan Trust, Series 2018-1A, Class M1,
                      3.238%, 2/25/28 (144A)                                            1,998,800
     1,000,000        Navitas Equipment Receivables LLC, Series 2015-1, Class D,
                      5.75%, 7/15/21 (144A)                                               999,168
     1,677,000        Navitas Equipment Receivables LLC, Series 2016-1, Class C,
                      5.05%, 12/15/21 (144A)                                            1,692,100
     3,700,000        OSCAR US Funding Trust VIII LLC, Series 2018-1A, Class A3,
                      3.23%, 5/10/22 (144A)                                             3,680,878
     2,000,000        Progress Residential Trust, Series 2017-SFR1, Class D,
                      3.565%, 8/17/34 (144A)                                            1,943,643
     5,000,000        Purchasing Power Funding LLC, Series 2018-A, Class A,
                      3.34%, 8/15/22 (144A)                                             4,983,595
       170,257        SCF Equipment Trust LLC, Series 2016-1A, Class A, 3.62%,
                      11/20/21 (144A)                                                     169,878

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 25

--------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                               Value
--------------------------------------------------------------------------------------------------
                      Thrifts & Mortgage Finance -- (continued)
     1,903,880        Skopos Auto Receivables Trust, Series 2018-1A, Class A,
                      3.19%, 9/15/21 (144A)                                           $  1,902,405
     1,236,691        Sofi Consumer Loan Program LLC, Series 2016-4, Class A,
                      3.18%, 11/25/25 (144A)                                             1,235,315
     4,000,000        Tidewater Auto Receivables Trust, Series 2018-AA, Class A2,
                      3.12%, 7/15/22 (144A)                                              3,995,956
     1,500,000        Tidewater Sales Finance Master Trust, Series 2017-AA,
                      Class B, 6.56%, 4/15/21 (144A)                                     1,483,005
     4,811,509(c)     Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25%,
                      3/25/58 (144A)                                                     4,751,856
     1,750,000        Tricon American Homes Trust, Series 2017-SFR1, Class F,
                      5.151%, 9/17/34 (144A)                                             1,764,201
       694,561(e)     VOLT LVIII LLC, Series 2017-NPL5, Class A1, 3.375%,
                      5/28/47 (144A)                                                       693,241
     2,000,000        Westlake Automobile Receivables Trust, Series 2016-2A,
                      Class E, 6.41%, 5/15/23 (144A)                                     2,046,348
     2,000,000        Westlake Automobile Receivables Trust, Series 2017-2A,
                      Class C, 2.59%, 12/15/22 (144A)                                    1,978,092
                                                                                      ------------
                      Total Banks                                                     $ 69,257,218
--------------------------------------------------------------------------------------------------
                      CONSUMER SERVICES -- 0.1%
                      Hotels, Resorts & Cruise Lines -- 0.1%
       164,950        Westgate Resorts LLC, Series 2014-1A, Class C, 5.5%,
                      12/20/26 (144A)                                                 $    165,706
       846,481        Westgate Resorts LLC, Series 2017-1A, Class B, 4.05%,
                      12/20/30 (144A)                                                      836,711
                                                                                      ------------
                      Total Consumer Services                                         $  1,002,417
--------------------------------------------------------------------------------------------------
                      ENERGY -- 0.1%
                      Oil & Gas Exploration & Production -- 0.1%
     2,500,000        Four Seas LP, Series 2017-1A, Class A1, 4.95%,
                      8/28/27 (144A)                                                  $  2,435,254
                                                                                      ------------
                      Total Energy                                                    $  2,435,254
--------------------------------------------------------------------------------------------------
                      HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                      Health Care Distributors -- 0.3%
     4,742,717        Westgate Resorts LLC, Series 2018-1A, Class C, 4.1%,
                      12/20/31 (144A)                                                 $  4,721,665
                                                                                      ------------
                      Total Health Care Equipment & Services                          $  4,721,665
--------------------------------------------------------------------------------------------------
                      TOTAL ASSET BACKED SECURITIES
                      (Cost $77,831,888)                                              $ 77,416,554
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
----------------------------------------------------------------------------------------------------
                      COLLATERALIZED MORTGAGE OBLIGATIONS --
                      5.3% of Net Assets
                      BANKS -- 5.3%
                      Thrifts & Mortgage Finance -- 5.3%
        71,795(c)     Bear Stearns Commercial Mortgage Securities Trust,
                      Series 2005-PWR7, Class B, 5.214%, 2/11/41                         $    71,500
     1,808,747(d)     BX Trust, Series 2017-APPL, Class B, 3.222% (1 Month
                      USD LIBOR + 115 bps), 7/15/34 (144A)                                 1,809,866
     4,521,867(d)     BX Trust, Series 2017-APPL, Class C, 3.472% (1 Month
                      USD LIBOR + 140 bps), 7/15/34 (144A)                                 4,527,501
     7,387,730(d)     BX Trust, Series 2017-SLCT, Class B, 3.272% (1 Month
                      USD LIBOR + 120 bps), 7/15/34 (144A)                                 7,410,357
     2,800,000(d)     CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class B,
                      3.042% (1 Month USD LIBOR + 97 bps), 7/15/32 (144A)                  2,803,121
     4,000,000(d)     Cold Storage Trust, Series 2017-ICE3, Class C, 3.422%
                      (1 Month USD LIBOR + 135 bps), 4/15/36 (144A)                        4,017,465
     5,000,000(c)     FREMF Mortgage Trust, Series 2014-K716, Class B, 3.95%,
                      8/25/47 (144A)                                                       5,058,502
        28,637        Global Mortgage Securitization, Ltd., Series 2004-A,
                      Class B1, 5.25%, 11/25/32 (144A)                                        22,518
       207,860        Global Mortgage Securitization, Ltd., Series 2004-A,
                      Class B2, 5.25%, 11/25/32 (144A)                                        78,738
        31,561        Global Mortgage Securitization, Ltd., Series 2004-A,
                      Class B3, 5.25%, 11/25/32 (144A)                                         1,016
        16,881        Global Mortgage Securitization, Ltd., Series 2005-A,
                      Class B3, 5.25%, 4/25/32 (144A)                                            788
       210,000(c)     GMAT Trust, Series 2013-1A, Class M, 5.0%,
                      11/25/43 (144A)                                                        153,529
     4,000,000(c)     GS Mortgage Securities Corp. Trust, Series 2016-RENT,
                      Class C, 4.067%, 2/10/29 (144A)                                      4,012,024
     1,000,000(d)     GS Mortgage Securities Corp. Trust, Series 2017-STAY, Class B,
                      3.172% (1 Month USD LIBOR + 110 bps), 7/15/32 (144A)                 1,004,454
       673,250(d)     GS Mortgage Securities Trust, Series 2014-GSFL, Class D,
                      5.496% (1 Month USD LIBOR + 390 bps), 7/15/31 (144A)                   677,427
     4,300,000        GS Mortgage Securities Trust, Series 2015-GC34, Class A2,
                      2.075%, 10/10/48                                                     4,200,492
     2,000,000(d)     Hospitality Mortgage Trust, Series 2017-HIT, Class E, 5.647%
                      (1 Month USD LIBOR + 355 bps), 5/8/30 (144A)                         2,009,379
     5,000,000(d)     Hyatt Hotel Portfolio Trust, Series 2017-HYT2, Class B,
                      3.028% (1 Month USD LIBOR + 96 bps), 8/9/32 (144A)                   4,998,387
     3,927,807(c)     JP Morgan Mortgage Trust, Series 2017-3, Class 1A5, 3.5%,
                      8/25/47 (144A)                                                       3,869,196
     4,304,044(c)     JP Morgan Mortgage Trust, Series 2017-4, Class A6, 3.0%,
                      11/25/48 (144A)                                                      4,224,953
       248,072(c)     Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class D,
                      5.361%, 11/12/37                                                       247,671
     6,627,454        Morgan Stanley Bank of America Merrill Lynch Trust,
                      Series 2013-C9, Class AAB, 2.657%, 5/15/46                           6,547,360

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 27

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                             Value
------------------------------------------------------------------------------------------------
                      Thrifts & Mortgage Finance -- (continued)
     3,000,000        OBP Depositor LLC Trust, Series 2010-OBP, Class A,
                      4.646%, 7/15/45 (144A)                                        $  3,069,656
     2,000,000(d)     Radnor Re, Ltd., Series 2018-1, Class M1, 3.464%
                      (1 Month USD LIBOR + 140 bps), 3/25/28 (144A)                    2,001,742
       341,207(d)     ReadyCap Commercial Mortgage Trust, Series 2017-FL1,
                      Class A, 2.914% (1 Month USD LIBOR + 85 bps),
                      5/25/34 (144A)                                                     341,206
     2,974,767        ReadyCap Commercial Mortgage Trust, Series 2018-4,
                      Class A, 3.39%, 2/27/51 (144A)                                   2,950,816
     3,655,125(d)     RETL, Series 2018-RVP, Class A, 3.172% (1 Month USD
                      LIBOR + 110 bps), 3/15/33 (144A)                                 3,668,804
     4,562,361(c)     Sequoia Mortgage Trust, Series 2015-1, Class A6, 2.5%,
                      1/25/45 (144A)                                                   4,461,501
     1,982,497(c)     Sutherland Commercial Mortgage Loans, Series 2017-SBC6,
                      Class A, 3.192%, 5/25/37 (144A)                                  1,983,243
     4,327,909(d)     Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class B,
                      3.197% (1 Month USD LIBOR + 110 bps), 11/11/34 (144A)            4,327,875
     2,337,199(c)     Verus Securitization Trust, Series 2017-1A, Class A3,
                      3.716%, 1/25/47 (144A)                                           2,342,481
                                                                                    ------------
                      Total Banks                                                   $ 82,893,568
------------------------------------------------------------------------------------------------
                      CAPITAL GOODS -- 0.0%+
                      Industrial Conglomerates -- 0.0%+
       476,585        VSD LLC, Series 2017-PLT1, 3.95%, 4/25/19                     $    476,267
                                                                                    ------------
                      Total Capital Goods                                           $    476,267
------------------------------------------------------------------------------------------------
                      TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                      (Cost $83,872,147)                                            $ 83,369,835
------------------------------------------------------------------------------------------------
                      CORPORATE BONDS -- 12.8% of Net Assets
                      AUTOMOBILES & COMPONENTS -- 0.1%
                      Auto Parts & Equipment -- 0.1%
     1,500,000        American Axle & Manufacturing, Inc., 6.25%, 3/15/26           $  1,440,000
                                                                                    ------------
                      Total Automobiles & Components                                $  1,440,000
------------------------------------------------------------------------------------------------
                      BANKS -- 1.3%
                      Diversified Banks -- 1.1%
       945,000(b)(c)  Bank of America Corp., 6.5% (3 Month USD
                      LIBOR + 417 bps)                                              $  1,013,512
    12,000,000(b)(c)  ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)             11,883,600
     1,150,000(b)(c)  Royal Bank of Scotland Group Plc, 8.0% (5 Year USD
                      Swap Rate + 572 bps)                                             1,221,438
     2,350,000(b)(c)  Royal Bank of Scotland Group Plc, 8.625% (5 Year USD
                      Swap Rate + 760 bps)                                             2,535,885
       475,000(b)(c)  Societe Generale SA, 7.375% (5 Year USD
                      Swap Rate + 624 bps) (144A)                                        499,344
                                                                                    ------------
                                                                                    $ 17,153,779
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                             Value
------------------------------------------------------------------------------------------------
                      Thrifts & Mortgage Finance -- 0.2%
     2,920,000        Provident Funding Associates LP / PFG Finance Corp.,
                      6.375%, 6/15/25 (144A)                                        $  2,850,066
                                                                                    ------------
                      Total Banks                                                   $ 20,003,845
------------------------------------------------------------------------------------------------
                      CAPITAL GOODS -- 0.2%
                      Aerospace & Defense -- 0.1%
     1,070,000        Engility Corp., 8.875%, 9/1/24                                $  1,147,575
------------------------------------------------------------------------------------------------
                      Construction & Farm Machinery & Heavy Trucks -- 0.1%
     1,315,000        Meritor, Inc., 6.25%, 2/15/24                                 $  1,318,287
                                                                                    ------------
                      Total Capital Goods                                           $  2,465,862
------------------------------------------------------------------------------------------------
                      CONSUMER DURABLES & APPAREL -- 0.5%
                      Homebuilding -- 0.5%
     2,000,000        Beazer Homes USA, Inc., 5.875%, 10/15/27                      $  1,755,000
       500,000        Beazer Homes USA, Inc., 8.75%, 3/15/22                             531,025
     4,258,000        KB Home, 7.625%, 5/15/23                                         4,545,415
     1,291,000        Taylor Morrison Communities, Inc. / Taylor Morrison
                      Holdings II, Inc., 5.875%, 4/15/23 (144A)                        1,287,385
                                                                                    ------------
                      Total Consumer Durables & Apparel                             $  8,118,825
------------------------------------------------------------------------------------------------
                      CONSUMER SERVICES -- 0.6%
                      Casinos & Gaming -- 0.2%
     2,100,000        Enterprise Development Authority, 12.0%, 7/15/24 (144A)       $  2,037,000
       750,000        Scientific Games International, Inc., 10.0%, 12/1/22               800,625
                                                                                    ------------
                                                                                    $  2,837,625
------------------------------------------------------------------------------------------------
                      Hotels, Resorts & Cruise Lines -- 0.2%
     1,140,000        Hilton Grand Vacations Borrower LLC / Hilton Grand
                      Vacations Borrower, Inc., 6.125%, 12/1/24                     $  1,157,100
     2,000,000        Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)                     1,958,000
                                                                                    ------------
                                                                                    $  3,115,100
------------------------------------------------------------------------------------------------
                      Specialized Consumer Services -- 0.2%
     2,000,000        Carriage Services, Inc., 6.625%, 6/1/26 (144A)                $  2,047,500
       855,000        StoneMor Partners LP / Cornerstone Family Services WV,
                      7.875%, 6/1/21                                                     831,487
                                                                                    ------------
                                                                                    $  2,878,987
                                                                                    ------------
                      Total Consumer Services                                       $  8,831,712
------------------------------------------------------------------------------------------------
                      DIVERSIFIED FINANCIALS -- 0.8%
                      Diversified Capital Markets -- 0.3%
     1,280,000        Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                 $  1,246,400
     2,900,000(b)(c)  UBS Group Funding Switzerland AG, 7.125% (5 Year USD
                      Swap Rate + 588 bps)                                             3,060,869
                                                                                    ------------
                                                                                    $  4,307,269
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 29

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                             Value
------------------------------------------------------------------------------------------------
                      Financial Exchanges & Data -- 0.1%
     1,195,000        MSCI, Inc., 5.75%, 8/15/25 (144A)                             $  1,245,788
------------------------------------------------------------------------------------------------
                      Specialized Finance -- 0.4%
     2,000,000        BlueLine Rental Finance Corp. / BlueLine Rental LLC,
                      9.25%, 3/15/24 (144A)                                         $  2,112,500
     1,915,000        Nationstar Mortgage LLC / Nationstar Capital Corp.,
                      6.5%, 7/1/21                                                     1,919,787
     1,605,000        Nationstar Mortgage LLC / Nationstar Capital Corp.,
                      6.5%, 6/1/22                                                     1,596,975
                                                                                    ------------
                                                                                    $  5,629,262
                                                                                    ------------
                      Total Diversified Financials                                  $ 11,182,319
------------------------------------------------------------------------------------------------
                      ENERGY -- 2.2%
                      Integrated Oil & Gas -- 0.2%
     1,950,000        Petroleum Co. of Trinidad & Tobago, Ltd., 9.75%,
                      8/14/19 (144A)                                                $  1,940,250
ARS 22,000,000        YPF SA, 16.5%, 5/9/22 (144A)                                       601,856
                                                                                    ------------
                                                                                    $  2,542,106
------------------------------------------------------------------------------------------------
                      Oil & Gas Drilling -- 0.1%
     2,000,000        Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)          $  2,040,000
------------------------------------------------------------------------------------------------
                      Oil & Gas Equipment & Services -- 0.0%+
       860,000        Archrock Partners LP / Archrock Partners Finance Corp.,
                      6.0%, 10/1/22                                                 $    851,400
------------------------------------------------------------------------------------------------
                      Oil & Gas Exploration & Production -- 0.5%
       765,000        Chesapeake Energy Corp., 8.0%, 1/15/25                        $    784,125
     2,529,000        Great Western Petroleum LLC / Great Western Finance
                      Corp., 9.0%, 9/30/21 (144A)                                      2,592,225
     1,926,000        Gulfport Energy Corp., 6.0%, 10/15/24                            1,858,590
     2,040,000        MEG Energy Corp., 7.0%, 3/31/24 (144A)                           1,843,650
     2,330,000        Sanchez Energy Corp., 6.125%, 1/15/23                            1,598,963
                                                                                    ------------
                                                                                    $  8,677,553
------------------------------------------------------------------------------------------------
                      Oil & Gas Refining & Marketing -- 0.5%
     2,670,000        Calumet Specialty Products Partners LP / Calumet
                      Finance Corp., 6.5%, 4/15/21                                  $  2,643,300
       170,000        Calumet Specialty Products Partners LP / Calumet
                      Finance Corp., 7.625%, 1/15/22                                     168,725
     1,275,000        Calumet Specialty Products Partners LP / Calumet
                      Finance Corp., 7.75%, 4/15/23                                    1,268,625
       458,000        EnLink Midstream Partners LP, 5.05%, 4/1/45                        380,181
     1,328,000        EnLink Midstream Partners LP, 5.6%, 4/1/44                       1,143,858
     1,515,000        PBF Holding Co., LLC / PBF Finance Corp., 7.0%, 11/15/23         1,575,600
                                                                                    ------------
                                                                                    $  7,180,289
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

-----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
-----------------------------------------------------------------------------------------------------
                      Oil & Gas Storage & Transportation -- 0.9%
     2,200,000        Delek Logistics Partners LP / Delek Logistics Finance Corp.,
                      6.75%, 5/15/25                                                     $  2,200,000
     2,790,000        Genesis Energy LP / Genesis Energy Finance Corp.,
                      6.25%, 5/15/26                                                        2,622,600
     1,655,000        Global Partners LP / GLP Finance Corp., 6.25%, 7/15/22                1,605,350
     1,570,000        Global Partners LP / GLP Finance Corp., 7.0%, 6/15/23                 1,558,225
       100,000        Kinder Morgan Energy Partners LP, 5.0%, 8/15/42                          97,099
       650,000        ONEOK, Inc., 7.5%, 9/1/23                                               746,205
       690,000        PBF Logistics LP / PBF Logistics Finance Corp.,
                      6.875%, 5/15/23                                                         700,350
     1,115,000        Sabine Pass Liquefaction LLC, 5.75%, 5/15/24                          1,202,479
       722,000        Sabine Pass Liquefaction LLC, 5.875%, 6/30/26                           785,218
     2,000,000        Williams Cos., Inc., 7.5%, 1/15/31                                    2,410,000
                                                                                         ------------
                                                                                         $ 13,927,526
                                                                                         ------------
                      Total Energy                                                       $ 35,218,874
-----------------------------------------------------------------------------------------------------
                      FOOD, BEVERAGE & TOBACCO -- 0.5%
                      Agricultural Products -- 0.0%+
       415,187(g)     Tonon Luxembourg SA, 10.5%, 5/14/24 (144A)                         $     14,532
-----------------------------------------------------------------------------------------------------
                      Packaged Foods & Meats -- 0.4%
     1,750,000        JBS USA LUX SA / JBS USA Finance, Inc., 6.75%,
                      2/15/28 (144A)                                                     $  1,653,750
     2,350,000        Pilgrim's Pride Corp., 5.75%, 3/15/25 (144A)                          2,247,187
     1,750,000        Post Holdings, Inc., 5.625%, 1/15/28 (144A)                           1,666,875
       920,000        Simmons Foods, Inc., 7.75%, 1/15/24 (144A)                              947,600
                                                                                         ------------
                                                                                         $  6,515,412
-----------------------------------------------------------------------------------------------------
                      Tobacco -- 0.1%
       580,000        Alliance One International, Inc., 8.5%, 4/15/21 (144A)             $    598,850
     1,085,000        Alliance One International, Inc., 9.875%, 7/15/21                       991,419
                                                                                         ------------
                                                                                         $  1,590,269
                                                                                         ------------
                      Total Food, Beverage & Tobacco                                     $  8,120,213
-----------------------------------------------------------------------------------------------------
                      HEALTH CARE EQUIPMENT & SERVICES -- 0.2%
                      Health Care Facilities -- 0.1%
     1,250,000        RegionalCare Hospital Partners Holdings, Inc.,
                      8.25%, 5/1/23 (144A)                                               $  1,325,000
-----------------------------------------------------------------------------------------------------
                      Health Care Services -- 0.1%
     1,555,000        BioScrip, Inc., 8.875%, 2/15/21                                    $  1,490,856
       268,000        Universal Hospital Services, Inc., 7.625%, 8/15/20                      268,378
                                                                                         ------------
                                                                                         $  1,759,234
                                                                                         ------------
                      Total Health Care Equipment & Services                             $  3,084,234
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 31

-----------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------
                        INSURANCE -- 0.2%
                        Reinsurance -- 0.2%
     1,000,000+(h)(i)   Arlington Re 2015, Variable Rate Notes, 8/1/18              $    48,600
       900,000+(h)(i)   Berwick Re 2017-1, Variable Rate Notes, 2/1/19                   29,790
        42,781+(h)(i)   Berwick Re 2018, Variable Rate Notes, 12/31/21                   44,154
       700,000+(h)(i)   Carnoustie Re 2015, Variable Rate Notes, 7/1/19                   2,240
       700,000+(h)(i)   Carnoustie Re 2016, Variable Rate Notes, 11/30/20                18,900
     1,500,000+(h)(i)   Carnoustie Re 2017, Variable Rate Notes, 11/30/21               381,300
       700,000+(h)(i)   Cypress Re 2017, Variable Rate Notes, 1/10/19                   320,320
           400,000(d)   Galilei Re, 8.71% (6 Month USD LIBOR + 653 bps),
                        1/8/20 (144A) (Cat Bond)                                        402,000
       500,000(d)       Galilei Re, 10.59% (6 Month USD LIBOR + 841 bps),
                        1/8/20 (144A) (Cat Bond)                                        502,050
       250,000(d)       Galilei Re, 16.06% (6 Month USD LIBOR + 1,388 bps),
                        1/8/20 (144A) (Cat Bond)                                        251,175
       250,000+(h)(i)   Limestone Re 2016-1, Variable Rate Notes, 8/31/21               250,275
       250,000+(h)(i)   Limestone Re 2016-1, Variable Rate Notes, 8/31/21               250,275
       250,000+(h)(i)   Oakmont Re 2017, Variable Rate Notes, 4/15/19                     2,875
     1,200,000+(h)(i)   Pangaea Re 2015-1, Variable Rate Notes, 2/1/19                    2,160
     2,000,000+(h)(i)   Pangaea Re 2015-2, Variable Rate Notes, 11/30/19                  9,800
     1,200,000+(h)(i)   Pangaea Re 2016-1, Variable Rate Notes, 11/30/20                  8,556
     1,500,000+(h)(i)   Pangaea Re 2017-1, Variable Rate Notes, 11/30/21                  8,190
       500,000+(h)(i)   Resilience Re, Variable Rate Notes, 1/8/19 (144A)               500,000
       700,000+(h)(i)   Resilience Re, Variable Rate Notes, 12/31/19                    374,500
     1,000,000+(h)(i)   St. Andrews Re 2017-1, Variable Rate Notes, 2/1/19               67,800
       608,294+(h)(i)   St. Andrews Re 2017-4, Variable Rate Notes, 6/1/19               59,856
     1,000,000+(h)(i)   Versutus Re 2016-1, Variable Rate Notes, 11/30/20                 7,700
     1,500,000+(h)(i)   Versutus Re 2016-1, Variable Rate Notes, 11/30/21                67,950
                                                                                    -----------
                        Total Insurance                                             $ 3,610,466
-----------------------------------------------------------------------------------------------
                        MATERIALS -- 0.7%
                        Commodity Chemicals -- 0.1%
     1,095,000          Rain CII Carbon LLC / CII Carbon Corp., 7.25%,
                        4/1/25 (144A)                                               $ 1,122,375
-----------------------------------------------------------------------------------------------
                        Metal & Glass Containers -- 0.0%+
   EUR 350,000(j)       ARD Finance SA, 6.625% (7.375% PIK, 0.0% cash),
                        9/15/23                                                     $   422,662
       350,000(j)       ARD Finance SA, 7.125%, (7.875% PIK, 0.0% cash),
                        9/15/23                                                         353,500
                                                                                    -----------
                                                                                    $   776,162
-----------------------------------------------------------------------------------------------
                        Paper Packaging -- 0.2%
     2,350,000          Sealed Air Corp., 6.875%, 7/15/33 (144A)                    $ 2,543,875
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

-------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                        Value
-------------------------------------------------------------------------------------------
                    Specialty Chemicals -- 0.2%
     1,695,000      A Schulman, Inc., 6.875%, 6/1/23                           $  1,773,394
     2,000,000      Kraton Polymers LLC / Kraton Polymers Capital Corp.,
                    7.0%, 4/15/25 (144A)                                          2,060,000
                                                                               ------------
                                                                               $  3,833,394
-------------------------------------------------------------------------------------------
                    Steel -- 0.2%
       840,000      SunCoke Energy Partners LP / SunCoke Energy Partners
                    Finance Corp., 7.5%, 6/15/25 (144A)                        $    867,300
     1,500,000      United States Steel Corp., 6.25%, 3/15/26                     1,500,000
                                                                               ------------
                                                                               $  2,367,300
                                                                               ------------
                    Total Materials                                            $ 10,643,106
-------------------------------------------------------------------------------------------
                    MEDIA -- 0.3%
                    Advertising -- 0.1%
     2,344,000      MDC Partners, Inc., 6.5%, 5/1/24 (144A)                    $  2,068,580
-------------------------------------------------------------------------------------------
                    Broadcasting -- 0.1%
     1,750,000      Gray Television, Inc., 5.875%, 7/15/26 (144A)              $  1,710,625
-------------------------------------------------------------------------------------------
                    Cable & Satellite -- 0.1%
     1,220,000      CSC Holdings LLC, 6.625%, 10/15/25 (144A)                  $  1,259,650
                                                                               ------------
                    Total Media                                                $  5,038,855
-------------------------------------------------------------------------------------------
                    PHARMACEUTICALS, BIOTECHNOLOGY &
                    LIFE SCIENCES -- 0.4%
                    Pharmaceuticals -- 0.4%
     2,310,000      Horizon Pharma, Inc., 6.625%, 5/1/23                       $  2,327,325
       245,000      Horizon Pharma, Inc. / Horizon Pharma USA, Inc.,
                    8.75%, 11/1/24 (144A)                                           260,312
     3,349,000      VRX Escrow Corp., 5.875%, 5/15/23 (144A)                      3,216,715
                                                                               ------------
                    Total Pharmaceuticals, Biotechnology & Life Sciences       $  5,804,352
-------------------------------------------------------------------------------------------
                    REAL ESTATE -- 0.1%
                    Diversified REIT -- 0.0%+
       695,000      MPT Operating Partnership LP / MPT Finance Corp.,
                    5.5%, 5/1/24                                               $    700,213
-------------------------------------------------------------------------------------------
                    Real Estate Services -- 0.1%
     1,210,000      Kennedy-Wilson, Inc., 5.875%, 4/1/24                       $  1,179,750
                                                                               ------------
                    Total Real Estate                                          $  1,879,963
-------------------------------------------------------------------------------------------
                    RETAILING -- 0.1%
                    Department Stores -- 0.1%
       600,000      JC Penney Corp., Inc., 8.625%, 3/15/25 (144A)              $    505,500
     1,873,000      PetSmart, Inc., 5.875%, 6/1/25 (144A)                         1,470,305
                                                                               ------------
                    Total Retailing                                            $  1,975,805
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 33

-------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                        Value
-------------------------------------------------------------------------------------------
                    SEMICONDUCTORS & SEMICONDUCTOR
                    EQUIPMENT -- 0.1%
                    Semiconductors -- 0.1%
     2,000,000      Micron Technology, Inc., 5.5%, 2/1/25                      $  2,067,500
                                                                               ------------
                    Total Semiconductors & Semiconductor Equipment             $  2,067,500
-------------------------------------------------------------------------------------------
                    SOFTWARE & SERVICES -- 0.2%
                    Data Processing & Outsourced Services -- 0.1%
     1,750,000      Cardtronics,Inc. /Cardtronics USA, Inc., 5.5%,
                    5/1/25 (144A)                                              $  1,557,500
-------------------------------------------------------------------------------------------
                    IT Consulting & Other Services -- 0.1%
     1,518,000      Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)           $  1,533,180
                                                                               ------------
                    Total Software & Services                                  $  3,090,680
-------------------------------------------------------------------------------------------
                    TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                    Technology Hardware, Storage & Peripherals -- 0.2%
     1,885,000      Diebold Nixdorf, Inc., 8.5%, 4/15/24                       $  1,734,200
     1,540,000      NCR Corp., 6.375%, 12/15/23                                   1,570,800
                                                                               ------------
                    Total Technology Hardware & Equipment                      $  3,305,000
-------------------------------------------------------------------------------------------
                    TELECOMMUNICATION SERVICES -- 3.5%
                    Integrated Telecommunication Services -- 3.5%
    29,688,000      CenturyLink, Inc., 7.6%, 9/15/39                           $ 24,641,040
    34,656,000      CenturyLink, Inc., 7.65%, 3/15/42                            29,024,400
       677,000      Windstream Services LLC / Windstream Finance Corp.,
                    8.75%, 12/15/24 (144A)                                          436,665
                                                                               ------------
                                                                               $ 54,102,105
-------------------------------------------------------------------------------------------
                    Wireless Telecommunication Services -- 0.0%+
       100,000      Unison Ground Lease Funding LLC, 5.78%, 3/15/20 (144A)     $     99,223
       100,000      WCP Issuer LLC, 6.657%, 8/15/20 (144A)                          103,468
                                                                               ------------
                                                                               $    202,691
                                                                               ------------
                    Total Telecommunication Services                           $ 54,304,796
-------------------------------------------------------------------------------------------
                    TRANSPORTATION -- 0.0%+
                    Airlines -- 0.0%+
       118,778      US Airways 2013-1 Class B Pass Through Trust,
                    5.375%, 11/15/21                                           $    121,427
                                                                               ------------
                    Total Transportation                                       $    121,427
-------------------------------------------------------------------------------------------
                    UTILITIES -- 0.6%
                    Gas Utilities -- 0.2%
       839,000      DCP Midstream Operating LP, 5.6%, 4/1/44                   $    801,245
       587,000      Ferrellgas LP / Ferrellgas Finance Corp., 6.5%, 5/1/21          535,637
     2,305,000      Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 1/15/22      2,062,975
                                                                               ------------
                                                                               $  3,399,857
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

--------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
--------------------------------------------------------------------------------------------------
                          Independent Power Producers & Energy Traders -- 0.4%
          1,712,000       Calpine Corp., 5.75%, 1/15/25                              $   1,575,040
          2,150,000       NRG Energy, Inc., 6.625%, 1/15/27                              2,214,500
            520,000       NRG Energy, Inc., 7.25%, 5/15/26                                 553,800
          2,000,000       Talen Energy Supply LLC, 4.6%, 12/15/21                        1,710,000
                                                                                     -------------
                                                                                     $   6,053,340
                                                                                     -------------
                          Total Utilities                                            $   9,453,197
--------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS
                          (Cost $202,861,683)                                        $ 199,761,031
--------------------------------------------------------------------------------------------------
                          FOREIGN GOVERNMENT BONDS --
                          2.8% of Net Assets
                          Indonesia -- 2.8%
IDR 206,941,000,000       Indonesia Treasury Bond, 8.375%, 3/15/24                   $  14,690,501
IDR 206,111,000,000       Indonesia Treasury Bond, 8.75%, 5/15/31                       14,908,586
IDR 198,897,000,000       Indonesia Treasury Bond, 9.0%, 3/15/29                        14,670,226
                                                                                     -------------
                                                                                     $  44,269,313
--------------------------------------------------------------------------------------------------
                          TOTAL FOREIGN GOVERNMENT BONDS
                          (Cost $45,859,535)                                         $  44,269,313
--------------------------------------------------------------------------------------------------
                          SENIOR SECURED FLOATING RATE LOAN
                          INTERESTS -- 0.9% of Net Assets*(d)
                          CAPITAL GOODS -- 0.1%
                          Aerospace & Defense -- 0.1%
            997,744       DynCorp International, Inc., Term Loan B2, 8.086%
                          (LIBOR + 600 bps), 7/7/20                                  $   1,001,901
--------------------------------------------------------------------------------------------------
                          Industrial Conglomerates -- 0.0%+
            348,909       AVSC Holding Corp., First Lien Initial Term Loan, 5.435%
                          (LIBOR + 325 bps), 3/3/25                                  $     347,382
--------------------------------------------------------------------------------------------------
                          Industrial Machinery -- 0.0%+
             50,744       NN, Inc., Tranche B Term Loan, 5.827% (LIBOR + 375 bps),
                          10/19/22                                                   $      50,776
                                                                                     -------------
                          Total Capital Goods                                        $   1,400,059
--------------------------------------------------------------------------------------------------
                          CONSUMER DURABLES & APPAREL -- 0.0%+
                          Leisure Products -- 0.0%+
             61,115       Bombardier Recreational Products, Inc., Term B Loan,
                          4.08% (LIBOR + 200 bps), 5/23/25                           $      61,007
                                                                                     -------------
                          Total Consumer Durables & Apparel                          $      61,007
--------------------------------------------------------------------------------------------------
                          CONSUMER SERVICES -- 0.2%
                          Education Services -- 0.1%
            857,430       McGraw-Hill Global Education Holdings LLC, First Lien
                          Term B Loan, 6.077% (LIBOR + 400 bps), 5/4/22              $     846,070
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 35

-------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                               Value
-------------------------------------------------------------------------------------------------
                    Specialized Consumer Services -- 0.1%
   2,226,089        KUEHG Corp. (fka KC MergerSub, Inc.), Term B-2 Loan,
                    6.084% (LIBOR + 375 bps), 8/12/22                                 $ 2,234,159
                                                                                      -----------
                    Total Consumer Services                                           $ 3,080,229
-------------------------------------------------------------------------------------------------
                    FOOD, BEVERAGE & TOBACCO -- 0.1%
                    Packaged Foods & Meats -- 0.1%
     250,000        CTI Foods Holding Co., LLC, First Lien Term Loan, 5.58%
                    (LIBOR + 350 bps), 6/29/20                                        $   218,750
     322,563        Give & Go Prepared Foods Corp. (fka GG Foods Acquisition
                    Corp.), First Lien 2017 Term Loan, 6.584%
                    (LIBOR + 425 bps), 7/29/23                                            299,983
     246,875        JBS USA Lux SA (fka JBS USA LLC), Initial Term Loan,
                    4.835% (LIBOR + 250 bps), 10/30/22                                    246,941
                                                                                      -----------
                    Total Food, Beverage & Tobacco                                    $   765,674
-------------------------------------------------------------------------------------------------
                    HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                    Health Care Services -- 0.1%
     283,008        Envision Healthcare Corp. (fka Emergency Medical
                    Services Corp.), Initial Term Loan, 5.08%
                    (LIBOR + 300 bps), 12/1/23                                        $   283,316
   1,127,659        Gentiva Health Services, Inc., Closing Date Initial Term
                    Loan (First Lien), 6.125% (LIBOR + 375 bps), 7/2/25                 1,135,384
                                                                                      -----------
                                                                                      $ 1,418,700
-------------------------------------------------------------------------------------------------
                    Health Care Technology -- 0.0%+
     246,875        Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                    Closing Date Term Loan, 4.827% (LIBOR +
                    275 bps), 3/1/24                                                  $   246,798
-------------------------------------------------------------------------------------------------
                    Pharmaceuticals -- 0.0%+
     200,000        Genoa Healthcare Co., LLC, Second Lien Initial Term Loan,
                    10.077% (LIBOR + 800 bps), 10/28/24                               $   203,000
                                                                                      -----------
                    Total Health Care Equipment & Services                            $ 1,868,498
-------------------------------------------------------------------------------------------------
                    HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                    Personal Products -- 0.1%
   2,024,246        Revlon Consumer Products Corp., Initial Term B Loan,
                    5.577% (LIBOR + 350 bps), 9/7/23                                  $ 1,506,618
                                                                                      -----------
                    Total Household & Personal Products                               $ 1,506,618
-------------------------------------------------------------------------------------------------
                    INSURANCE -- 0.0%+
                    Property & Casualty Insurance -- 0.0%+
     716,155        Confie Seguros Holding II Co., Term B Loan, 7.557%
                    (LIBOR + 525 bps), 4/19/22                                        $   712,574
                                                                                      -----------
                    Total Insurance                                                   $   712,574
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

-------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
-------------------------------------------------------------------------------------------------
                    MATERIALS -- 0.2%
                    Construction Materials -- 0.0%+
     492,500        American Bath Group LLC, First Lien Replacement Term
                    Loan, 6.584% (LIBOR + 425 bps), 9/30/23                          $    495,988
-------------------------------------------------------------------------------------------------
                    Diversified Metals & Mining -- 0.0%+
      98,496        Global Brass and Copper, Inc., Initial Term Loan, 4.625%
                    (LIBOR + 250 bps), 5/29/25                                       $     98,250
-------------------------------------------------------------------------------------------------
                    Steel -- 0.2%
   2,288,475        Zekelman Industries, Inc. (fka JMC Steel Group, Inc.),
                    Term Loan, 4.582% (LIBOR + 225 bps), 6/14/21                     $  2,291,702
                                                                                     ------------
                    Total Materials                                                  $  2,885,940
-------------------------------------------------------------------------------------------------
                    MEDIA -- 0.0%+
                    Broadcasting -- 0.0%+
      56,746        Univision Communications, Inc., 2017 Replacement
                    Repriced First Lien Term Loan, 4.827% (LIBOR + 275 bps),
                    3/15/24                                                          $     55,181
                                                                                     ------------
                    Total Media                                                      $     55,181
-------------------------------------------------------------------------------------------------
                    RETAILING -- 0.1%
                    Homefurnishing Retail -- 0.0%+
     474,667        Serta Simmons Bedding LLC, Second Lien Initial Term Loan,
                    10.097% (LIBOR + 800 bps), 11/8/24                               $    329,300
-------------------------------------------------------------------------------------------------
                    Specialty Stores -- 0.1%
     497,500        Staples, Inc., Closing Date Term Loan, 6.358%
                    (LIBOR + 400 bps), 9/12/24                                       $    494,002
                                                                                     ------------
                    Total Retailing                                                  $    823,302
-------------------------------------------------------------------------------------------------
                    SOFTWARE & SERVICES -- 0.0%+
                    IT Consulting & Other Services -- 0.0%+
     296,678        Go Daddy Operating Co., LLC (GD Finance Co., Inc.),
                    Tranche B-1 Term Loan, 4.327% (LIBOR + 225 bps),
                    2/15/24                                                          $    297,605
                                                                                     ------------
                    Total Software & Services                                        $    297,605
-------------------------------------------------------------------------------------------------
                    TELECOMMUNICATION SERVICES -- 0.0%+
                    Wireless Telecommunication Services -- 0.0%+
     250,000        Virgin Media Bristol LLC, Facility K, 4.572% (LIBOR +
                    250 bps), 1/15/26                                                $    249,883
                                                                                     ------------
                    Total Telecommunication Services                                 $    249,883
-------------------------------------------------------------------------------------------------
                    TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                    (Cost $14,271,158)                                               $ 13,706,570
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 37

--------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                  Value
--------------------------------------------------------------------------------------
                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                    9.7% of Net Assets
  20,000,000        Fannie Mae, 4.0%, 8/1/48 (TBA)                       $  20,315,624
  30,000,000        Fannie Mae, 4.5%, 8/1/48 (TBA)                          31,117,968
   3,820,000(f)     Federal Home Loan Bank Discount Notes, 8/2/18            3,819,798
   3,720,000(f)     Federal Home Loan Bank Discount Notes, 8/6/18            3,719,014
  22,420,000(f)     U.S. Treasury Bills, 8/2/18                             22,418,879
  19,000,000(f)     U.S. Treasury Bills, 8/9/18                             18,992,147
  50,100,000(f)     U.S. Treasury Bills, 8/16/18                            50,061,095
   3,900,000(f)     U.S. Treasury Bills, 8/23/18                             3,895,525
--------------------------------------------------------------------------------------
                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                    (Cost $154,450,996)                                  $ 154,340,050
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------
                    CLOSED-END FUNDS -- 1.9% of Net Assets
                    BANKS -- 1.2%
                    Diversified Banks -- 1.2%
   4,241,830        Invesco Senior Income Trust                          $  18,367,124
                                                                         -------------
                    Total Banks                                          $  18,367,124
--------------------------------------------------------------------------------------
                    DIVERSIFIED FINANCIALS -- 0.7%
                    Specialized Finance -- 0.7%
   2,288,449        Voya Prime Rate Trust                                $  11,373,591
                                                                         -------------
                    Total Diversified Financials                         $  11,373,591
--------------------------------------------------------------------------------------
                    TOTAL CLOSED-END FUNDS
                    (Cost $30,517,245)                                   $  29,740,715
--------------------------------------------------------------------------------------
                    EQUITY LINKED NOTES -- 18.3% of Net Assets
      14,500        Alphabet Inc., 6.59%, 5/10/19 (144A)                 $  16,264,070
      14,500        Alphabet Inc., 6.49%, 10/30/18                          16,544,500
      30,300        Baidu, Inc., 9.22%, 1/24/20                              7,415,925
       3,000        Baidu, Inc., 8.73%, 6/19/19                                748,230
      17,000        Baidu, Inc., 10.38%, 4/10/19 (144A)                      4,004,010
     352,000        Bank of America Corp., 7.3%, 10/17/18                   10,108,152
     249,700        Bank of America Corp., 7.28%, 6/20/19 (144A)             7,608,359
      40,000        CDW Corp., 6.1%, 2/22/19 (144A)                          2,942,800
     115,000        CenturyLink, Inc., 15.39%, 10/15/18                      2,165,450
     594,000        CenturyLink, Inc., 19.45%, 1/16/19 (144A)               10,882,080
     359,500        CenturyLink, Inc., 23.73%, 12/6/18                       5,387,539
       8,200        Chiptole Mexican Grill, Inc., 9.75%, 2/26/19             2,602,474
      20,000        Chiptole Mexican Grill, Inc., 9.4%, 5/2/19               7,549,720
     104,000        Citigroup, Inc., 6.75%, 6/5/19                           7,416,396
      26,000        Citigroup, Inc., 6.5%, 9/7/18 (144A)                     1,869,140
      93,500        Discover Financial Services, Inc., 7.1%, 6/5/19          6,835,037

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

------------------------------------------------------------------------------------------
Shares                                                                       Value
------------------------------------------------------------------------------------------
                    EQUITY LINKED NOTES -- (continued)
      28,000        Discover Financial Services, Inc., 6.3%, 12/18/18        $   2,006,280
      57,000        Discover Financial Services, Inc., 6.76%, 11/14/18           4,109,700
     112,000        Dollar General Corp, 7.4%, 6/5/19 (144A)                    10,899,840
      18,750        eBay, Inc., 6.35%, 6/14/19                                     665,625
      94,000        eBay, Inc., 6.1%, 8/7/18                                     3,161,220
      32,000        Esperion Therapeutics, Inc., 29.81%, 1/17/19 (144A)          1,666,560
      24,650        Esperion Therapeutics, Inc., 41.93%, 12/13/18                1,024,208
      25,000        Foundation Medicine, Inc., 18.98%, 2/22/19 (144A)            1,885,625
     705,000        Fujitsu, Ltd., 8.6%, 1/17/19                                 4,892,700
     140,000        Gilead Sciences, Inc., 8.2%, 1/24/19                        10,812,340
      81,000        Halliburton Co., 8.45%, 4/22/19                              3,612,600
     179,000        iQiyi, 22.55%, 6/4/19                                        3,991,700
     102,000        iQiyi, 35.63%, 1/14/19                                       3,303,270
      68,250        JP Morgan Chase & Co., 6.2%, 12/30/99                        7,845,338
      16,500        Laboratory Corporation of America, 4.5%, 6/5/19              2,896,740
     120,000        Lowe's Cos., Inc., 7.94%, 6/4/19 (144A)                     11,172,000
      32,000        Lowe's Cos., Inc., 8.13%, 5/1/19 (144A)                      2,962,880
      57,000        Lowe's Cos., Inc., 8.94%, 4/8/19 (144A)                      5,403,030
     122,300        Micron Technologies, 21.21%, 8/31/18 (144A)                  6,584,020
      70,000        Micron Technology, Inc., 22.03%, 8/10/18                     3,687,600
      70,000        Micron Technology, Inc., 18.49%, 11/9/18                     3,565,100
      70,000        Micron Technology, Inc., 14.51%, 5/16/19                     3,552,500
     100,000        National Oilwell Varco, 8.2%, 6/5/19                         4,589,650
     159,800        Nucor Corp., 8.15, 1/28/19                                  10,687,424
     113,000        Nucor Corp., 8.5%, 6/19/19                                   7,538,908
      80,500        Oracle Corp., 7.17%, 4/1/19                                  3,872,855
       1,200        Priceline Group, Inc., 6.55%, 12/20/18                       2,145,840
      37,000        PVH Corp., 7.2%, 9/10/18 (144A)                              5,006,914
     161,300        Taiwan Semiconductor Manufacturing, 5.58%, 1/14/19           6,421,353
      22,000        United Rentals, Inc., 10.7%, 11/15/18                        3,352,503
      16,000        United Rentals, Inc., 10.3%, 12/13/18                        2,445,760
      15,000        United Rentals, Inc., 10.75%, 2/25/19                        2,329,500
      42,000        United Rentals, Inc., 9.19%, 6/5/19                          6,519,576
      25,000        United Rentals, Inc., 9.55%, 5/2/19 (144A)                   3,882,750
      22,000        United Rentals, Inc., 10.0%, 5/21/19 (144A)                  3,344,660
      31,500        United Rentals, Inc., 10.5%, 12/20/18                        4,768,564
      33,600        United Rentals, Inc., 10.63%, 1/16/19                        5,226,144
      73,800        Walgreens Boots Alliance, Inc., 8.21%, 7/12/19               4,715,820
      45,000        Walgreens Boots Alliance, Inc., 7.55%, 6/5/19 (144A)         2,956,050
------------------------------------------------------------------------------------------
                    TOTAL EQUITY LINKED NOTES
                    (Cost $285,690,787)                                      $ 289,849,029
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 39

----------------------------------------------------------------------------------------------------------
Shares                                                                                       Value
----------------------------------------------------------------------------------------------------------
                    RIGHTS/WARRANTS -- 0.0%+ of Net Assets
                    CAPITAL GOODS -- 0.0%+
                    Industrial Machinery -- 0.0%+
          15(a)(k)  LTR Intermediate Holdings, Inc., 6/29/19                                 $          --
                                                                                             -------------
                    Total Capital Goods                                                      $          --
----------------------------------------------------------------------------------------------------------
                    MATERIALS -- 0.0%+
                    Steel -- 0.0%+
     959,816(a)(l)  ANR, Inc., 3/31/23                                                       $      12,765
                                                                                             -------------
                    Total Materials                                                          $      12,765
----------------------------------------------------------------------------------------------------------
                    TOTAL RIGHTS/WARRANTS
                    (Cost $--)                                                               $      12,765
----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Number of                                                           Strike      Expiration
Contracts           Description    Counterparty    Notional         Price       Date
-----------------------------------------------------------------------------------------------------------
                    EXCHANGE-TRADED PUT OPTION
                    PURCHASED -- 0.0%+
      80,491        Deutsche
                    Bank AG        Barclays Bank   EUR 1,979,765    EUR 7.2     12/21/18     $      564,878
-----------------------------------------------------------------------------------------------------------
                    TOTAL EXCHANGE-TRADED PUT OPTION PURCHASED
                    (Premiums paid $1,979,765)                                               $      564,878
-----------------------------------------------------------------------------------------------------------
                    OVER THE COUNTER (OTC) CALL OPTIONS
                    PURCHASED -- 0.4%
       9,668        CAC 40 INDEX   Citibank NA
                    OPTION (PXA)                   EUR 1,509,045    EUR 5,582    3/15/19     $    1,866,564
      18,982        EURO STOXX     Citibank NA
                    50 Index                       EUR 1,905,549    EUR 3,594    7/19/19          2,249,003
       8,401        FTSE           Citibank NA
                    100 Index                      GBP 1,518,108    GBP 7,963    3/15/19          1,300,973
                                                                                             --------------
                                                                                             $    5,416,540
-----------------------------------------------------------------------------------------------------------
                    TOTAL OVER THE COUNTER (OTC) CALL
                    OPTIONS PURCHASED
                    (Premiums paid $4,932,702)                                               $    5,416,540
-----------------------------------------------------------------------------------------------------------
                    TOTAL OPTIONS PURCHASED
                    (Premiums paid $6,912,467)                                               $    5,981,418
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
-----------------------------------------------------------------------------------------------------------
                    TEMPORARY CASH INVESTMENTS --
                    0.9% of Net Assets
                    COMMERCIAL PAPER -- 0.7%
   3,940,000        Bank of New York Mellon Corp., 1.85%, 8/1/18                             $    3,939,787
   3,940,000        Federation Des Caisses Desjaedins du Quebec,
                    1.89%, 8/1/18                                                                 3,939,787
   3,940,000        Natixis NY, 1.89%, 8/1/18                                                     3,939,793
                                                                                             --------------
                                                                                             $   11,819,367
-----------------------------------------------------------------------------------------------------------
                    REPURCHASE AGREEMENT -- 0.2%
   3,940,000        $3,940,000 ScotiaBank, 1.92%, dated 7/31/18 plus
                    accrued interest on 8/1/18 collateralized by the following:
                    $2,487 Freddie Mac Giant, 3.5%, 10/1/47
                    $88,384 Federal National Mortgage Association, 3.5% --
                    6.0%, 9/1/40 -- 2/1/48
                    $3,928,144 Government National Mortgage Association,
                    3.0% -- 4.5%, 8/20/47 -- 3/20/48                                         $    3,940,000
-----------------------------------------------------------------------------------------------------------
                    TOTAL TEMPORARY CASH INVESTMENTS
                    (Cost $15,760,000)                                                       $   15,759,367
-----------------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 99.3%
                    (Cost $1,552,221,983)                                                    $1,567,428,983
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 41

---------------------------------------------------------------------------------------------------
                                                                 Change
                                                     Net         in Net
                                                     Realized    Unrealized
                                          Dividend   Gain        Appreciation
Shares                                    Income     (Loss)      (Depreciation)     Value
---------------------------------------------------------------------------------------------------
                    AFFILIATED ISSUERS -- 1.9%
                    CLOSED-END FUNDS -- 1.9% of Net Assets
                    BANKS -- 0.2%
                    Diversified Banks -- 0.2%
     271,681        Pioneer Floating Rate
                    Trust(m)              $ 38,936   $ --        $ (68,244)         $    3,007,509
                                                                                    ---------------
                    Total Banks                                                     $    3,007,509
---------------------------------------------------------------------------------------------------
                    INSURANCE -- 1.7%
                    Property & Casualty Insurance -- 1.7%
   2,794,775        Pioneer ILS Interval
                    Fund(m)               $148,254   $ --        $(340,891)         $   27,388,793
                                                                                    ---------------
                    Total Insurance                                                 $   27,388,793
---------------------------------------------------------------------------------------------------
                    TOTAL CLOSED-END FUNDS
                    (Cost $30,515,753)    $187,910   $ --        $(409,135)         $   30,396,302
---------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS IN AFFILIATED ISSUERS -- 1.9%
                    (Cost $30,515,753)                                              $   30,396,302
---------------------------------------------------------------------------------------------------
                    OTHER ASSETS AND LIABILITIES -- (1.2)%                          $  (19,735,668)
---------------------------------------------------------------------------------------------------
                    NET ASSETS -- 100.0%                                            $1,578,089,617
===================================================================================================

bps        Basis Points.

FREMF      Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

LIBOR      London Interbank Offered Rate.

REIT       Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2018, the value of these securities amounted to $313,472,111, or 19.9% of net assets.

(Cat Bond) Catastrophe or event-linked bond. At July 31, 2018, the value of these securities amounted to $1,155,225, or 0.1% of net assets. See Notes to Financial Statements -- Note 1I.

(G.D.R.)   Global Depositary Receipts.

(TBA)      "To Be Announced" Securities.

+          Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (h) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at July 31, 2018.

+          Securities that used significant unobservable inputs to determine their value.

(a)        Non-income producing security.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

(b)        Security is perpetual in nature and has no stated maturity date.

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at July 31, 2018.

(d) Floating rate note. Coupon rate, reference index and/or spread shown at July 31, 2018.

(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at July 31, 2018.

(f) Security issued with a zero coupon. Income is recognized through accretion of discount.

(g)        Security is in default.

(h) Structured reinsurance investment. At July 31, 2018, the value of these securities amounted to $2,455,241, or 0.1% of net assets. See Notes to Financial Statements -- Note 1I.

(i)        Rate to be determined.

(j) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(k) LTR Intermediate Holdings, Inc. warrants are exercisable into 15 shares.

(l)        ANR, Inc. warrants are exercisable into 959,816 shares.

(m) Pioneer Floating Rate Trust and Pioneer ILS Interval Fund are affiliated funds managed by Amundi Pioneer Asset Management, Inc., (the "Adviser").

FORWARD FOREIGN CURRENCY CONTRACTS

----------------------------------------------------------------------------------------------------------
                                                                                            Net
                                                                                            Unrealized
 Currency                      Currency                                        Settlement   Appreciation
 Purchased   In Exchange for   Sold       Deliver           Counterparty       Date         (Depreciation)
----------------------------------------------------------------------------------------------------------
 EUR          8,672,395        GBP            (7,679,432)   Bank of New York   8/1/18       $ 64,411
 USD         10,105,449        GBP            (7,679,432)   Brown Brothers     9/28/18         1,558
                                                            Harriman & Co.
 SEK         30,542,247        EUR            (2,926,389)   Citibank NA        8/1/18         52,066
 JPY        173,048,577        CNY           (10,506,896)   Goldman Sachs      10/23/18       13,892
                                                            International
 JPY        173,131,770        KRW        (1,752,612,917)   Goldman Sachs      10/23/18      (22,167)
                                                            International
 JPY        173,089,017        SGD            (2,113,290)   Goldman Sachs      10/23/18          749
                                                            International
 JPY        172,709,020        TWD           (47,188,257)   Goldman Sachs      10/23/18        1,205
                                                            International
 USD          2,311,084        CNY           (15,735,017)   Goldman Sachs      10/23/18        1,105
                                                            International
 USD          2,314,254        KRW        (2,627,835,592)   Goldman Sachs      10/23/18      (53,677)
                                                            International
 USD          2,314,541        SGD            (3,169,996)   Goldman Sachs      10/23/18      (19,461)
                                                            International
 USD          2,318,110        TWD           (70,899,392)   Goldman Sachs      10/23/18      (13,887)
                                                            International
 ARS         71,245,000        USD            (2,509,157)   JPMorgan Chase     8/31/18         7,944
                                                            Bank NA

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 43

-------------------------------------------------------------------------------------------------------
                                                                                         Net
                                                                                         Unrealized
Currency                      Currency                                      Settlement   Appreciation
Purchased   In Exchange for   Sold       Deliver         Counterparty       Date         (Depreciation)
-------------------------------------------------------------------------------------------------------
EUR          8,632,826        USD        (10,140,881)    JPMorgan Chase     9/28/18      $     19
                                                         Bank NA
NOK         62,860,000        EUR         (6,623,031)    JPMorgan Chase     8/1/18        (35,822)
                                                         Bank NA
SEK         30,643,424        USD         (3,493,711)    JPMorgan Chase     10/31/18       17,545
                                                         Bank NA
NOK         62,860,000        EUR         (6,564,802)    State Street       11/1/18         5,847
                                                         Bank & Trust Co.
SEK         30,542,247        EUR         (2,971,244)    State Street       11/1/18           143
                                                         Bank & Trust Co.
-------------------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                                 $ 21,470
=======================================================================================================

FUTURES CONTRACTS
CURRENCY FUTURES CONTRACT

-----------------------------------------------------------------------------------
 Number of
 Contracts                  Expiration   Notional       Market         Unrealized
 Short       Description    Date         Amount         Value          Appreciation
-----------------------------------------------------------------------------------
 467         Japanese Yen   9/17/18      $ 52,367,778   $ 52,362,375   $     5,403
-----------------------------------------------------------------------------------

FIXED INCOME INDEX FUTURES CONTRACT

-----------------------------------------------------------------------------------
 Number of
 Contracts                  Expiration   Notional       Market         Unrealized
 Short       Description    Date         Amount         Value          Depreciation
-----------------------------------------------------------------------------------
 472         U.S. Ultra     9/19/18      $ 73,933,563   $ 74,059,750   $  (126,187)
             Bond (CBT)
-----------------------------------------------------------------------------------

INDEX FUTURES CONTRACT

-----------------------------------------------------------------------------------
 Number of
 Contracts                  Expiration   Notional       Market         Unrealized
 Short       Description    Date         Amount         Value          Depreciation
-----------------------------------------------------------------------------------
 875         S&P 500 EMINI  9/21/18      $120,077,340   $123,243,750   $(3,166,410)
-----------------------------------------------------------------------------------
 TOTAL FUTURES CONTRACTS                 $246,378,681   $249,665,875   $(3,287,194)
===================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

Principal amounts are denominated in U.S. dollars unless otherwise noted.

ARS   --   Argentine Peso
CNY   --   Chinese Yuan Renminbi
EUR   --   Euro
GBP   --   Great British Pound
IDR   --   Indonesian Rupiah
JPY   --   Japanese Yen
KRW   --   Korean Won
NOK   --   Norwegian Krone
SEK   --   Swedish Krona
SGD   --   Singapore Dollar
TWD   --   Taiwan Dollar

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2018, aggregated $1,935,654,824 and $1,263,162,690, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended July 31, 2018, the Fund engaged in purchases and sales pursuant to these procedures amounting to $0 and $407,315, respectively resulting in a net realized gain of $2,360.

At July 31, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,588,452,425 was as follows:

     Aggregate gross unrealized appreciation for all investments in which
       there is an excess of value over tax cost                             $ 60,196,218

     Aggregate gross unrealized depreciation for all investments in which
       there is an excess of tax cost over value                              (54,089,082)
                                                                             -------------
     Net unrealized appreciation                                             $  6,107,136
                                                                             =============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 45

The following is a summary of the inputs used as of July 31, 2018, in valuing the Fund's investments.

---------------------------------------------------------------------------------------------------
                                      Level 1        Level 2         Level 3        Total
---------------------------------------------------------------------------------------------------
Common Stocks
 Technology Hardware &
   Equipment
   Electronic Manufacturing
    Services                          $         --   $    149,510    $       --     $      149,510
 All Other Common Stocks               637,813,884             --            --        637,813,884
Convertible Preferred Stocks            15,258,942             --            --         15,258,942
Asset Backed Securities                         --     77,416,554            --         77,416,554
Collateralized Mortgage Obligations             --     83,369,835            --         83,369,835
Corporate Bonds
 Insurance
   Reinsurance                                  --      1,155,225     2,455,241          3,610,466
 All Other Corporate Bonds                      --    196,150,565            --        196,150,565
Foreign Government Bonds                        --     44,269,313            --         44,269,313
Senior Secured Floating Rate
 Loan Interests                                 --     13,706,570            --         13,706,570
U.S. Government and
 Agency Obligations                             --    154,340,050            --        154,340,050
Closed-End Funds
 Insurance
   Property & Casualty
    Insurance                                   --     27,388,793            --         27,388,793
 All Other Closed-End Funds             32,748,224             --            --         32,748,224
Equity Linked Notes                             --    289,849,029            --        289,849,029
Rights/Warrants                                 --         12,765            --             12,765
Exchange-Traded Put
 Option Purchased                          564,878             --            --            564,878
Over The Counter (OTC)
 Call Options Purchased                         --      5,416,540            --          5,416,540
Commercial Paper                                --     11,819,367            --         11,819,367
Repurchase Agreement                            --      3,940,000            --          3,940,000
---------------------------------------------------------------------------------------------------
Total Investments
 in Securities                        $686,385,928   $908,984,116    $2,455,241     $1,597,825,285
===================================================================================================
Other Financial Instruments
 Net unrealized appreciation
   on forward foreign
   currency contracts                 $         --   $     21,470    $       --     $       21,470
 Net unrealized depreciation
   on futures contracts                 (3,287,194)            --            --         (3,287,194)
--------------------------------------------------------------------------------------------------
Total Other
 Financial Instruments                $ (3,287,194)  $     21,470    $       --     $   (3,265,724)
===================================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------------
                                                        Common    Corporate
                                                        Stocks    Bonds            Total
------------------------------------------------------------------------------------------------
Balance as of 7/31/17                                   $ 31      $ 13,554,387     $ 13,554,418
Realized gain (loss)(1)                                  (31)         (263,842)        (263,873)
Changed in unrealized appreciation (depreciation)(2)      --        (1,515,055)      (1,515,055)
Accrued discounts/premiums                                --              (395)            (395)
Purchases                                                 --           694,341          694,341
Sales                                                     --       (10,014,195)     (10,014,195)
Transfers in to Level 3*                                  --                --               --
Transfers out of Level 3*                                 --                --               --
------------------------------------------------------------------------------------------------
Balance as of 7/31/18                                   $ --      $  2,455,241     $  2,455,241
================================================================================================

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the year ended July 31, 2018, securities with an aggregate market value of $751,916 transferred from Level 1 to Level 2. The change in the level designation within the fair value hierarchy was due to valuing the securities using other significant observable inputs. There were no other transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of Level 3
     investments still held and considered Level 3 at July 31, 2018:            $(1,177,062)
                                                                                ------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 47

Statement of Assets and Liabilities | 7/31/18

ASSETS:
  Investments in unaffiliated issuers, at value (cost $1,552,221,983)       $1,567,428,983
  Investments in affiliated issuers, at value (cost $30,515,753)                30,396,302
  Cash                                                                           7,749,541
  Foreign currencies, at value (cost $10,540,521)                               10,379,511
  Futures collateral                                                             7,934,700
  Due from broker for futures and options                                        3,270,822
  Net unrealized appreciation on forward foreign currency contracts                 21,470
  Receivables --
     Investment securities sold                                                 10,189,449
     Fund shares sold                                                            7,461,429
     Dividends                                                                   6,306,334
     Interest                                                                    7,348,078
  Due from the Adviser                                                              72,116
  Other assets                                                                      73,320
-------------------------------------------------------------------------------------------
       Total assets                                                         $1,658,632,055
===========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                        $   71,595,556
     Fund shares repurchased                                                     3,900,601
     Distributions                                                                 675,620
     Trustees' fees                                                                  4,618
  Variation margin for futures contracts                                           508,369
  Net unrealized depreciation on futures contracts                               3,287,194
  Reserve for repatriation taxes                                                    78,080
  Due to affiliates                                                                171,513
  Accrued expenses                                                                 320,887
-------------------------------------------------------------------------------------------
       Total liabilities                                                    $   80,542,438
===========================================================================================
NET ASSETS:
  Paid-in capital                                                           $1,626,845,344
  Undistributed net investment income                                              781,555
  Accumulated net realized loss on investments                                 (61,030,104)
  Net unrealized appreciation on investments (net of foreign capital
     gains tax of $78,080)                                                      11,492,822
-------------------------------------------------------------------------------------------
       Net assets                                                           $1,578,089,617
===========================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $374,395,461/32,295,371 shares)                         $        11.59
  Class C (based on $439,178,645/37,996,970 shares)                         $        11.56
  Class K (based on $126,016,842/10,547,272 shares)                         $        11.95
  Class R (based on $553,885/47,587 shares)                                 $        11.64
  Class Y (based on $637,944,784/55,120,236 shares)                         $        11.57
MAXIMUM OFFERING PRICE:
  Class A ($11.59 [divided by] 95.5%)                                       $        12.14
===========================================================================================

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

Statement of Operations

For the Year Ended 7/31/18

INVESTMENT INCOME:
  Interest from unaffiliated issuers (net of foreign taxes
     withheld $426,848)                                         $ 40,646,637
  Dividends from unaffiliated issuers (net of foreign taxes
     withheld $2,806,510)                                         37,314,851
  Dividends from affiliated issuers                                  187,190
-----------------------------------------------------------------------------------------------
       Total investment income                                                    $ 78,148,678
===============================================================================================
EXPENSES:
  Management fees                                               $  5,418,699
  Administrative expense                                             355,551
  Transfer agent fees
     Class A                                                         146,138
     Class C                                                         220,154
     Class K                                                             364
     Class R                                                           2,388
     Class Y                                                         411,513
  Distribution fees
     Class A                                                         737,524
     Class C                                                       3,624,641
     Class R                                                           4,651
  Shareowner communications expense                                   67,362
  Custodian fees                                                     326,300
  Registration fees                                                  147,460
  Professional fees                                                   88,458
  Printing expense                                                    43,732
  Pricing fees                                                        12,029
  Trustees' fees                                                      48,916
  Miscellaneous                                                       84,972
-----------------------------------------------------------------------------------------------
     Total expenses                                                               $ 11,740,852
     Less fees waived and expenses reimbursed by the Adviser                           (72,116)
-----------------------------------------------------------------------------------------------
     Net expenses                                                                 $ 11,668,736
-----------------------------------------------------------------------------------------------
       Net investment income                                                      $ 66,479,942
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                        $ 29,821,155
     Forward foreign currency contracts                           (4,762,955)
     Futures contracts                                           (11,893,531)
     Other assets and liabilities denominated in
       foreign currencies                                           (906,832)     $ 12,257,837
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers (net of foreign
       capital gains tax of $78,080)                            $(30,750,124)
     Investments in affiliated issuers                              (409,135)
     Forward foreign currency contracts                               21,470
     Futures contracts                                               114,804
     Other assets and liabilities denominated in
       foreign currencies                                            779,562      $(30,243,423)
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                          $(17,985,586)
-----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                            $ 48,494,356
===============================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 49

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------
                                                              Year Ended           Year Ended
                                                              7/31/18              7/31/17
------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                  $   66,479,942      $  44,185,557
Net realized gain (loss) on investments                           12,257,837          4,760,868
Change in net unrealized appreciation (depreciation) on
  investments                                                    (30,243,423)        61,319,191
------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations     $   48,494,356      $ 110,265,616
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.73 and $0.54 per share, respectively)           $  (17,820,428)     $ (10,973,844)
  Class C ($0.63 and $0.45 per share, respectively)              (19,229,934)       (12,025,208)
  Class K ($0.77 and $0.57 per share, respectively)               (3,043,689)           (23,613)
  Class R ($0.67 and $0.49 per share, respectively)                  (52,797)           (66,997)
  Class Y ($0.75 and $0.56 per share, respectively)              (28,311,133)       (11,666,488)
------------------------------------------------------------------------------------------------
     Total distributions to shareowners                       $  (68,457,981)     $ (34,756,150)
------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                             $  928,165,133      $ 271,760,085
Reinvestment of distributions                                     64,117,347         34,283,721
Cost of shares repurchased                                      (263,959,075)      (258,815,977)
------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from Fund
       share transactions                                     $  728,323,405      $  47,227,829
------------------------------------------------------------------------------------------------
     Net increase in net assets                               $  708,359,780      $ 122,737,295
NET ASSETS:
Beginning of year                                             $  869,729,837      $ 746,992,542
------------------------------------------------------------------------------------------------
End of year                                                   $1,578,089,617      $ 869,729,837
------------------------------------------------------------------------------------------------
Undistributed net investment income                           $      781,555      $  10,620,707
================================================================================================

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

--------------------------------------------------------------------------------------------------
                                 Year Ended      Year Ended           Year Ended     Year Ended
                                 7/31/18         7/31/18              7/31/17        7/31/17
                                 Shares          Amount               Shares         Amount
--------------------------------------------------------------------------------------------------
Class A
Shares sold                       16,710,715     $ 196,910,839         5,026,883     $ 56,156,115
Reinvestment of distributions      1,468,145        17,289,610           973,292       10,693,655
Less shares repurchased           (6,258,841)      (73,606,837)       (8,208,864)     (89,550,671)
--------------------------------------------------------------------------------------------------
     Net increase (decrease)      11,920,019     $ 140,593,612        (2,208,689)    $(22,700,901)
==================================================================================================
Class C
Shares sold                       15,138,830     $ 177,774,102         4,760,831     $ 52,961,811
Reinvestment of distributions      1,613,022        18,955,388         1,087,729       11,914,014
Less shares repurchased           (5,347,886)      (62,804,175)       (8,142,310)     (88,705,319)
--------------------------------------------------------------------------------------------------
     Net increase (decrease)      11,403,966     $ 133,925,315        (2,293,750)    $(23,829,494)
==================================================================================================
Class K
Shares sold                       10,676,861     $ 130,313,067            24,008     $    257,480
Reinvestment of distributions          4,634            55,862             2,108           23,609
Less shares repurchased             (181,261)       (2,165,489)           (1,968)         (21,321)
--------------------------------------------------------------------------------------------------
     Net increase                 10,500,234     $ 128,203,440            24,148     $    259,768
==================================================================================================
Class R
Shares sold                           25,082     $     294,908            58,497     $    637,883
Reinvestment of distributions          1,639            19,378             1,006           11,219
Less shares repurchased             (128,295)       (1,528,104)          (25,720)        (289,974)
--------------------------------------------------------------------------------------------------
     Net increase (decrease)        (101,574)    $  (1,213,818)           33,783     $    359,128
==================================================================================================
Class Y
Shares sold                       35,962,238     $ 422,872,217        14,483,632     $161,746,796
Reinvestment of distributions      2,365,567        27,797,109         1,055,620       11,641,224
Less shares repurchased          (10,541,457)     (123,854,470)       (7,348,703)     (80,248,692)
--------------------------------------------------------------------------------------------------
     Net increase                 27,786,348     $ 326,814,856         8,190,549     $ 93,139,328
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 51

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year           Year           Year           Year
                                                             Ended          Ended          Ended          Ended          Ended
                                                             7/31/18        7/31/17        7/31/16*       7/31/15*       7/31/14*
----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  11.69       $  10.57       $  11.15       $  11.94       $  11.07
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                               $   0.68(a)    $   0.67(a)    $   0.62(a)    $   0.60       $   0.69
  Net realized and unrealized gain (loss) on investments        (0.05)          0.99          (0.57)         (0.73)          0.80
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.63       $   1.66       $   0.05       $  (0.13)      $   1.49
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                      $  (0.73)      $  (0.54)      $  (0.63)      $  (0.66)      $  (0.62)
  Net realized gain                                                --             --             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.73)      $  (0.54)      $  (0.63)      $  (0.66)      $  (0.62)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.10)      $   1.12       $  (0.58)      $  (0.79)      $   0.87
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  11.59       $  11.69       $  10.57       $  11.15       $  11.94
==================================================================================================================================
Total return (b)                                                 5.41%         16.13%          0.81%         (1.10)%        13.77%
Ratio of net expenses to average net assets                      0.85%          0.85%          0.85%          0.85%          0.85%
Ratio of net investment income (loss) to average net assets      5.77%          6.07%          5.99%          5.38%          6.62%
Portfolio turnover rate                                           126%           131%           109%           120%            99%
Net assets, end of period (in thousands)                     $374,395       $238,281       $238,779       $266,899       $216,565
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                           0.87%          0.92%          0.94%          0.95%          1.00%
  Net investment income (loss) to average net assets             5.75%          6.00%          5.90%          5.28%          6.47%
==================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

52 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

----------------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year           Year           Year           Year
                                                             Ended          Ended          Ended          Ended          Ended
                                                             7/31/18        7/31/17        7/31/16*       7/31/15*       7/31/14*
----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  11.66       $  10.55       $  11.12       $  11.91       $  11.04
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                               $   0.58(a)    $   0.57(a)    $   0.53(a)    $   0.51       $   0.57
  Net realized and unrealized gain (loss) on investments        (0.05)          0.99          (0.55)         (0.74)          0.82
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.53       $   1.56       $  (0.02)      $  (0.23)      $   1.39
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                      $  (0.63)      $  (0.45)      $  (0.55)      $  (0.56)      $  (0.52)
  Net realized gain                                                --             --             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.63)      $  (0.45)      $  (0.55)      $  (0.56)      $  (0.52)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.10)      $   1.11       $  (0.57)      $  (0.79)      $   0.87
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  11.56       $  11.66       $  10.55       $  11.12       $  11.91
==================================================================================================================================
Total return (b)                                                 4.60%         15.12%          0.06%         (1.89)%        12.84%
Ratio of net expenses to average net assets                      1.62%          1.69%          1.69%          1.69%          1.72%
Ratio of net investment income (loss) to average net assets      4.94%          5.24%          5.16%          4.59%          5.73%
Portfolio turnover rate                                           126%           131%           109%           120%            99%
Net assets, end of period (in thousands)                     $439,179       $310,023       $304,609       $353,686       $244,574
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                           1.62%          1.69%          1.69%          1.69%          1.72%
  Net investment income (loss) to average net assets             4.94%          5.24%          5.16%          4.59%          5.73%
==================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 53

--------------------------------------------------------------------------------------------------------------------
                                                               Year            Year         Year
                                                               Ended           Ended        Ended        12/1/14
                                                               7/31/18         7/31/17      7/31/16*     to 7/31/15*
--------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                           $  11.85        $10.69       $11.15       $ 11.50
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                 $   0.90(a)     $ 0.72(a)    $ 0.57(a)    $  0.50
  Net realized and unrealized gain (loss) on investments          (0.03)         1.01        (0.37)        (0.37)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $   0.87        $ 1.73       $ 0.20       $  0.13
--------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                        $  (0.77)       $(0.57)      $(0.66)      $ (0.48)
  Net realized gain                                                  --            --           --            --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                            $  (0.77)       $(0.57)      $(0.66)      $ (0.48)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $   0.10        $ 1.16       $(0.46)      $ (0.35)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  11.95        $11.85       $10.69       $ 11.15
====================================================================================================================
Total return (b)                                                   7.51%        16.65%        2.20%         1.13%(c)
Ratio of net expenses to average net assets                        0.56%         0.63%        0.60%         0.63%(d)
Ratio of net investment income (loss) to average net assets        7.47%         6.46%        5.51%         5.63%(d)
Portfolio turnover rate                                             126%          131%         109%          120%
Net assets, end of period (in thousands)                       $126,017        $  558       $  245       $37,935
====================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

54 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

-----------------------------------------------------------------------------------------------------------------
                                                               Year         Year         Year
                                                               Ended        Ended        Ended        12/1/14
                                                               7/31/18      7/31/17      7/31/16*     to 7/31/15*
-----------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                           $11.74       $10.62       $11.20       $11.50
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                 $ 0.51(a)    $ 0.64(a)    $ 0.59(a)    $ 0.43
  Net realized and unrealized gain (loss) on investments         0.06         0.97        (0.58)       (0.30)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $ 0.57       $ 1.61       $ 0.01       $ 0.13
-----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                        $(0.67)      $(0.49)      $(0.59)      $(0.43)
  Net realized gain                                                --           --           --           --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                            $(0.67)      $(0.49)      $(0.59)      $(0.43)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $(0.10)      $ 1.12       $(0.58)      $(0.30)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $11.64       $11.74       $10.62       $11.20
=================================================================================================================
Total return (b)                                                 4.89%       15.53%        0.41%        1.16%(c)
Ratio of net expenses to average net assets                      1.37%        1.37%        1.37%        1.40%(d)
Ratio of net investment income (loss) to average net assets      4.33%        5.74%        5.68%        4.20%(d)
Portfolio turnover rate                                           126%         131%         109%         120%
Net assets, end of period (in thousands)                       $  554       $1,751       $1,225       $  456
=================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 55

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Year           Year           Year           Year           Year
                                                              Ended          Ended          Ended          Ended          Ended
                                                              7/31/18        7/31/17        7/31/16*       7/31/15*       7/31/14*
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $  11.67       $  10.56       $  11.14       $  11.93       $  11.06
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $   0.71(a)    $   0.70(a)    $   0.63(a)    $   0.63       $   0.68
  Net realized and unrealized gain (loss) on investments         (0.06)          0.97          (0.56)         (0.74)          0.84
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   0.65       $   1.67       $   0.07       $  (0.11)      $   1.52
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                       $  (0.75)      $  (0.56)      $  (0.65)      $  (0.68)      $  (0.65)
  Net realized gain                                                 --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.75)      $  (0.56)      $  (0.65)      $  (0.68)      $  (0.65)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  (0.10)      $   1.11       $  (0.58)      $  (0.79)      $   0.87
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  11.57       $  11.67       $  10.56       $  11.14       $  11.93
===================================================================================================================================
Total return (b)                                                  5.64%         16.27%          1.00%         (0.89)%        14.01%
Ratio of net expenses to average net assets                       0.65%          0.65%          0.65%          0.65%          0.65%
Ratio of net investment income (loss) to average net assets       6.03%          6.38%          6.10%          5.58%          6.58%
Portfolio turnover rate                                            126%           131%           109%           120%            99%
Net assets, end of period (in thousands)                      $637,945       $319,117       $202,134       $307,538       $288,838
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                            0.66%          0.72%          0.72%          0.71%          0.71%
  Net investment income (loss) to average net assets              6.02%          6.31%          6.04%          5.52%          6.52%
===================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

56 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

Notes to Financial Statements | 7/31/18

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Income Fund (the "Fund") is one of two portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers six classes of shares designated as Class A, Class C, Class K, Class R, Class T and Class Y shares. Class T shares had not commenced operations as of July 31, 2018. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Fund of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 57

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

58 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 59

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

      Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

      Shares of closed-end funds that offer their shares at net asset value are valued at such funds' net asset value.

      Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

      At July 31, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

60 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Forward Foreign Currency Contracts

      The Fund may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 61

      At July 31, 2018, the Fund had entered into various forward foreign currency contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract.

      The average market value of forward foreign currency contracts open during the year ended July 31, 2018, was $22,728,164. Forward foreign currency contracts outstanding at July 31, 2018, are listed in the Schedule of Investments.

E.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of July 31, 2018, the Fund had accrued $78,080 in reserve for repatriation taxes related to capital gains.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At July 31, 2018, the Fund reclassified $7,861,113 to decrease undistributed net investment income and $7,861,113 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

62 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

      At July 31, 2018, the Fund was permitted to carry forward indefinitely $18,931,349 of short-term losses and $43,387,519 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

      During the year ended July 31, 2018, a capital loss carryforward of $20,272,432 was utilized to offset net realized gains by the Fund.

      The tax character of distributions paid during the years ended July 31, 2018 and July 31, 2017, were as follows:

    ------------------------------------------------------------
                                         2018               2017
    ------------------------------------------------------------
    Distributions paid from:
    Ordinary income               $68,457,981        $34,756,150
    ------------------------------------------------------------
        Total                     $68,457,981        $34,756,150
    ============================================================

The following shows the components of distributable earnings on a federal income tax basis at July 31, 2018:

    ----------------------------------------------------------------
                                                               2018
    ----------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                      $  8,460,628
    Capital loss carryforward                           (62,318,868)
    Current year dividend payable                          (675,620)
    Net unrealized appreciation                           5,778,133
    ----------------------------------------------------------------
    Total                                              $(48,755,727)
    ================================================================

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and PFIC's, the mark to market of forward foreign currency contracts and futures contracts, tax basis adjustments on Real Estate Investment Trust ("REIT"), partnerships and other holdings.

F.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $414,507 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2018.

G.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 63 expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

H.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

64 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

      Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

I.    Insurance-Linked Securities ("ILS")

      The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 65 the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

      Additionally, the Fund may gain exposure to ILS by investing in a closed end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Fund's investment in Pioneer ILS Interval Fund at July 31, 2018 is listed in the Schedule of Investments.

J.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum

66 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

      "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at July 31, 2018, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of contracts open during the year ended July 31, 2018, was $(197,537,652). Open futures contracts outstanding at July 31, 2018 are listed in the Schedule of Investments.

K.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

      Open repurchase agreements as of July 31, 2018 are disclosed in the Fund's Schedule of Investments.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 67

L.    Purchased Options

      The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund's Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

      The average market value of purchased options contracts open during the year ended July 31, 2018 was $798,413. Open purchased options at July 31, 2018 are listed in the Fund's Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% on assets over $1 billion. For the year ended July 31, 2018, the effective management fee (excluding waivers and/or assumption of expenses and acquired funds fees and expenses) was equivalent to 0.46% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.85%, 1.75%, and 0.65% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended July 31, 2018 are reflected on the Statement of Operations. These expense limitations are in

68 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 effect through December 1, 2018 for Class C shares and December 1, 2019 for Class A shares and Class Y shares. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $99,021 in management fees, administrative costs and certain other reimbursements payable to the Adviser at July 31, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended July 31, 2018, such out-of-pocket expenses by class of shares were as follows:

----------------------------------------------------
Shareowner Communications:
----------------------------------------------------
Class A                                      $21,950
Class C                                       17,120
Class K                                          209
Class R                                          479
Class Y                                       27,604
----------------------------------------------------
 Total                                       $67,362
====================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 69

Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Separate service plan provides for payment to financial intermediaries of up to 0.25% of average daily net assets attributable to Class R shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $72,492 in distribution fees payable to the Distributor at July 31, 2018.

The Fund also has adopted a separate service plan for Class R shares (the "Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended July 31, 2018, CDSCs in the amount of $52,196 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The Fund participates in a credit facility that is in the amount of $195 million. Effective August 1, 2018, the Fund participates in a credit facility that is in the amount of $250 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended July 31, 2018, the Fund had no borrowings under the credit facility.

70 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

6. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 71

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of July 31, 2018.

-----------------------------------------------------------------------------------------------------
                  Derivative Assets    Derivatives      Non-Cash        Cash            Net Amount
                  Subject to Master    Available for    Collateral      Collateral      of Derivative
Counterparty      Netting Agreement    Offset           Received (a)    Received (a)    Assets (b)
-----------------------------------------------------------------------------------------------------
Bank of
  New York        $ 64,411             $     --         $ --            $ --            $ 64,411
Brown
  Brothers
  Harriman
  & Co.              1,558                   --           --              --               1,558
Citibank NA         52,066                   --           --              --              52,066
Goldman
  Sachs
  International     16,951              (16,951)          --              --                  --
JPMorgan
  Chase
  Bank NA           25,508              (25,508)          --              --                  --
State Street
  Bank &
  Trust Co.          5,990                   --           --              --               5,990
-----------------------------------------------------------------------------------------------------
  Total           $166,484             $(42,459)        $ --            $ --            $124,025
=====================================================================================================

-----------------------------------------------------------------------------------------------------------
                   Derivative Liabilities    Derivatives      Non-Cash       Cash           Net Amount
                   Subject to Master         Available for    Collateral     Collateral     of Derivative
Counterparty       Netting Agreement         Offset           Pledged (a)    Pledged (a)    Liabilities (c)
-----------------------------------------------------------------------------------------------------------
Bank of
  New York         $      --                 $     --         $ --           $ --           $     --
Brown
  Brothers
  Harriman
  & Co.                   --                       --           --             --                 --
Citibank NA               --                       --           --             --                 --
Goldman
  Sachs
  International      109,192                  (16,951)          --             --             92,241
JPMorgan
  Chase
  Bank NA             35,822                  (25,508)          --             --             10,314
State Street
  Bank &
  Trust Co.               --                       --           --             --                 --
-----------------------------------------------------------------------------------------------------------
  Total            $ 145,014                 $(42,459)        $ --           $ --           $102,555
===========================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

72 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at July 31, 2018 was as follows:

-------------------------------------------------------------------------------------
                                                 Foreign
Statement of             Interest       Credit   Exchange    Equity         Commodity
Assets and Liabilities   Rate Risk      Risk     Rate Risk   Risk           Risk
-------------------------------------------------------------------------------------
Assets
 Net unrealized
  appreciation on
  forward foreign
  currency contracts     $      --      $ --     $21,470     $        --    $ --
-------------------------------------------------------------------------------------
  Total Value            $      --      $ --     $21,470     $        --    $ --
=====================================================================================
Liabilities
 Net unrealized
  depreciation on
  futures contracts      $(126,187)     $ --     $ 5,403     $(3,166,410)   $ --
-------------------------------------------------------------------------------------
  Total Value            $(126,187)     $ --     $ 5,403     $(3,166,410)   $ --
=====================================================================================

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 73

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at July 31, 2018 was as follows:

--------------------------------------------------------------------------------------------
                                                  Foreign
Statement of            Interest        Credit    Exchange        Equity           Commodity
Operations              Rate Risk       Risk      Risk Rate       Risk             Risk
--------------------------------------------------------------------------------------------
Net realized gain
 (loss) on:
 Forward foreign
  currency contracts    $      --       $ --      $(4,762,955)    $         --     $ --
 Futures contracts        729,703         --        2,148,235      (14,771,469)      --
--------------------------------------------------------------------------------------------
  Total Value           $ 729,703       $ --      $(2,614,720)    $(14,771,469)    $ --
============================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Forward foreign
  currency contracts    $      --       $ --      $    21,470     $         --     $ --
 Futures contracts       (126,187)        --        1,383,851       (1,142,860)      --
--------------------------------------------------------------------------------------------
  Total Value           $(126,187)      $ --      $ 1,405,321     $ (1,142,860)    $ --
============================================================================================

74 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Multi-Asset Income Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Multi-Asset Income Fund (the "Fund") (one of the funds constituting Pioneer Series Trust IV (the "Trust")), including the schedule of investments, as of July 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes and the statement of changes in net assets and financial highlights for the year ended July 31, 2017 (collectively referred to as the "financial statements"). The financial highlights for periods ended July 31, 2014, July 31, 2015 and July 31, 2016 were audited by another independent registered public accounting firm whose report, dated September 28, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at July 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and financial highlights for the year ended July 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 75

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures including examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
We have served as the Fund's auditor since 2017.
September 28, 2018

76 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

ADDITIONAL INFORMATION

For the year ended July 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2018 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 9.64%.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 20.04%.

Effective October 1, 2018, management fees will be calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion, 0.45% of the next $4 billion and 0.40% on assets over $1 billion.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 77 statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

78 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 42 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 79

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                    Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (67)           Trustee since 2011.   Private investor (2004 - 2008 and 2013 -        Director, Broadridge Financial
Chairman of the Board          Serves until a        present); Chairman (2008 - 2013) and Chief      Solutions, Inc. (investor
and Trustee                    successor trustee is  Executive Officer (2008 - 2012), Quadriserv,    communications and securities
                               elected or earlier    Inc. (technology products for securities        processing provider for
                               retirement or         lending industry); and Senior Executive Vice    financial services industry)
                               removal.              President, The Bank of New York (financial and  (2009 - present); Director,
                                                     securities services) (1986 - 2004)              Quadriserv, Inc. (2005 - 2013);
                                                                                                     and Commissioner, New Jersey
                                                                                                     State Civil Service Commission
                                                                                                     (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)             Trustee since 2011.   Managing Partner, Federal City Capital          Director of New York
Trustee                        Serves until a        Advisors (corporate advisory services           Mortgage Trust (publicly-
                               successor trustee is  company) (1997 - 2004 and 2008 - present);      traded mortgage REIT)
                               elected or earlier    Interim Chief Executive Officer,                (2004 - 2009, 2012 -
                               retirement or         Oxford Analytica, Inc. (privately held          present); Director
                               removal.              research and consulting company) (2010);        of The Swiss Helvetia
                                                     Executive Vice President and Chief Financial    Fund, Inc. (closed-end
                                                     Officer, I-trax, Inc. (publicly traded          fund) (2010 - 2017);
                                                     health care services company) (2004 - 2007);    Director of Oxford
                                                     and Executive Vice President and                Analytica, Inc. (2008 -
                                                     Chief Financial Officer, Pedestal Inc.          present); and Director
                                                     (internet-based mortgage trading company)       of Enterprise Community
                                                     (2000 - 2002); Private Consultant (1995 -       Investment, Inc.
                                                     1997); Managing Director,  Lehman               (privately-held
                                                     Brothers (1992 - 1995); and Executive,          affordable housing
                                                     The World Bank (1979 - 1992)                    finance company)
                                                                                                     (1985 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73)      Trustee since 2011.   William Joseph Maier Professor of Political     Trustee, Mellon
Trustee                        Serves until a        Economy, Harvard University (1972 -             Institutional Funds
                               successor trustee is  present)                                        Investment Trust and
                               elected or earlier                                                    Mellon Institutional
                               retirement or                                                         Funds Master Portfolio
                               removal.                                                              (oversaw 17 portfolios
                                                                                                     in fund complex)
                                                                                                     (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

80 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (71)      Trustee since 2011.   Founding Director, Vice-President and Corporate  None
Trustee                        Serves until a        Secretary, The Winthrop  Group, Inc.
                               successor trustee is  (consulting firm) (1982 - present); Desautels
                               elected or earlier    Faculty of Management, McGill University (1999 -
                               retirement or         2017); and Manager of Research Operations and
                               removal.              Organizational Learning, Xerox PARC, Xerox's
                                                     advance research center (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)       Trustee since 2017.   Chief Investment Officer, 1199 SEIU Funds        None
Trustee                        (Advisory Trustee     (healthcare workers union pension
                               from 2014 - 2017)     funds) (2001 - present); Vice President -
                               Serves until a        International Investments  Group, American
                               successor trustee is  International Group, Inc. (insurance
                               elected or earlier    company) (1993 - 2001); Vice President -
                               retirement            Corporate Finance and Treasury Group,
                               or removal.           Citibank, N.A. (1980 -  1986 and 1990 -
                                                     1993); Vice President - Asset/Liability
                                                     Management Group,  Federal Farm Funding
                                                     Corporation (government-sponsored issuer
                                                     of debt securities) (1988 - 1990); Mortgage
                                                     Strategies Group, Shearson Lehman Hutton, Inc.
                                                     (investment bank) (1987 - 1988); and
                                                     Mortgage Strategies Group, Drexel Burnham
                                                     Lambert, Ltd. (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)       Trustee since 2011.   President and Chief Executive Officer,           Director of New America
Trustee                        Serves until a        Newbury Piret Company (investment banking        High Income Fund, Inc.
                               successor trustee is  firm) (1981 - present)                           (closed-end investment
                               elected or earlier                                                     company) (2004 -
                               retirement or removal.                                                 present); and Member,
                                                                                                      Board of Governors,
                                                                                                      Investment Company
                                                                                                      Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)         Trustee since 2014.   Consultant (investment company services)         None
Trustee                        Serves until a        (2012 - present); Executive Vice
                               successor trustee is  President, BNY Mellon (financial and
                               elected or earlier    investment company services) (1969 - 2012);
                               retirement or         Director, BNY International Financing Corp.
                               removal.              (financial services) (2002 - 2012); and
                                                     Director, Mellon Overseas Investment Corp.
                                                     (financial services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 81

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (56)*            Trustee since 2017.   Director, CEO and President of Amundi Pioneer    None
Trustee, President and         Serves until a        Asset Management USA, Inc. (since September
Chief Executive Officer        successor trustee is  2014); Director, CEO and President of Amundi
                               elected or earlier    Pioneer Asset Management, Inc. (since
                               retirement or removal September 2014); Director, CEO and President of Amundi Pioneer Distributor, Inc. (since
                                                     September 2014); Director, CEO and President
                                                     of Amundi Pioneer Institutional Asset
                                                     Management, Inc. (since September 2014);
                                                     Chair, Amundi Pioneer Asset Management USA,
                                                     Inc., Amundi Pioneer Distributor, Inc. and
                                                     Amundi Pioneer Institutional Asset Management,
                                                     Inc. (September 2014 - 2018); Managing
                                                     Director, Morgan Stanley Investment
                                                     Management (2010 - 2013); and Director of
                                                     Institutional Business, CEO of International,
                                                     Eaton Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*        Trustee since 2014.   Director and Executive Vice President (since     None
Trustee                        Serves until a        2008) and Chief Investment Officer,
                               successor trustee is  U.S. (since 2010) of Amundi Pioneer Asset
                               elected or earlier    Management USA, Inc.; Executive Vice
                               retirement or removal President and Chief Investment Officer,
                                                     U.S. of Amundi Pioneer (since 2008);
                                                     Executive Vice President of Amundi Pioneer
                                                     Institutional Asset Management, Inc.
                                                     (since 2009); and Portfolio Manager of
                                                     Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

82 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (53)     Since 2011. Serves    Vice President and Associate General Counsel of  None
Secretary and                  at the discretion     Amundi Pioneer since January 2008; Secretary
Chief Legal Officer            of the Board          and Chief Legal Officer of all of the Pioneer
                                                     Funds since June 2010; Assistant Secretary of
                                                     all of the Pioneer Funds from September 2003 to
                                                     May 2010; and Vice President and Senior Counsel
                                                     of Amundi Pioneer from July 2002 to December
                                                     2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)         Since 2011. Serves    Fund Governance Director of Amundi Pioneer       None
Assistant Secretary            at the discretion     since December 2006 and Assistant Secretary of
                               of the Board          all the Pioneer Funds since June 2010;
                                                     Manager - Fund Governance of Amundi Pioneer
                                                     from December 2003 to November 2006; and Senior
                                                     Paralegal of Amundi Pioneer from January 2000
                                                     to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (55)              Since 2011. Serves    Senior Counsel of Amundi Pioneer since May 2013  None
Assistant Secretary            at the discretion     and Assistant Secretary of all the Pioneer
                               of the Board          Funds since June 2010; and Counsel of Amundi
                                                     Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)           Since 2011. Serves    Vice President - Fund Treasury of Amundi         None
Treasurer and Chief            at the discretion     Pioneer; Treasurer of all of the Pioneer Funds
Financial and Accounting       of the Board          since March 2008; Deputy Treasurer of Amundi
Officer                                              Pioneer from March 2004 to February 2008; and
                                                     Assistant Treasurer of all of the Pioneer Funds
                                                     from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)          Since 2011. Serves    Director - Fund Treasury of Amundi Pioneer;      None
Assistant Treasurer            at the discretion     and Assistant Treasurer of all of the Pioneer
                               of the Board          Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)             Since 2011. Serves    Senior Manager - Fund Treasury of Amundi         None
Assistant Treasurer            at the discretion     Pioneer; and Assistant Treasurer of all of the
                               of the Board          Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)          Since 2011. Serves    Senior Manager - Fund Treasury of Amundi         None
Assistant Treasurer            at the discretion     Pioneer since November 2008; Assistant
                               of the Board          Treasurer of all of the Pioneer Funds since
                                                     January 2009; and Client Service Manager -
                                                     Institutional Investor Services at State Street
                                                     Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18 83

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)           Since 2011. Serves    Chief Compliance Officer of Amundi Pioneer and   None
Chief Compliance Officer       at the discretion     of all the Pioneer Funds since March 2010;
                               of the Board          Chief Compliance Officer of Amundi Pioneer
                                                     Institutional Asset Management, Inc. since
                                                     January 2012; Chief Compliance Officer of
                                                     Vanderbilt Capital Advisors, LLC since July
                                                     2012: Director of Adviser and Portfolio
                                                     Compliance at Amundi Pioneer since October
                                                     2005; and Senior Compliance Officer for
                                                     Columbia Management Advisers, Inc. from October
                                                     2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)           Since 2011. Serves    Vice President - Investor Services Group of      None
Anti-Money Laundering Officer  at the discretion     Amundi Pioneer and Anti-Money Laundering
                               of the Board          Officer of all the Pioneer Funds since 2006

------------------------------------------------------------------------------------------------------------------------------------

84 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc. 60 State Street, Boston, MA 02109 Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2018 Amundi Pioneer Asset Management 25962-06-0918




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $70,000 payable to Ernst & Young LLP for the year ended
July 31, 2017 and $80,000 for the year ended
July 31, 2018.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2018 or 2017.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $ 16,056 payable to Ernst & Young LLP for the year ended
July 31, 2017 and $ 16,056
for the year ended July 31, 2018.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2018 or 2017.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.


Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended July 31 2018 and 2017, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $16,056 payable to Ernst & Young LLP for the year ended
July 31, 2017 and $16,056 for the year
ended July 31, 2018.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust IV


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 1, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 1, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date October 1, 2018

* Print the name and title of each signing officer under his or her signature.